UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EXTENDED STAY AMERICA, INC.

ESH HOSPITALITY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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EXPLANATORY NOTE

Both Extended Stay America, Inc. and ESH Hospitality, Inc. have securities that have been registered under the Securities Act of 1933, as amended, which are publicly traded and listed on the New York Stock Exchange as paired shares. Each paired share consists of one share of common stock of Extended Stay America, Inc. that is attached to and trades as a single unit with one share of Class B common stock of ESH Hospitality, Inc. Accordingly, the Proxy Statements of Extended Stay America, Inc., and its controlled subsidiary, ESH Hospitality, Inc., are each included in this filing on Schedule 14A. Each registrant hereto is filing on its own behalf all of the information contained in this filing that relates to such registrant. Each registrant hereto is not filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

EXTENDED STAY AMERICA, INC.

April 14, 2017

To the Shareholders of Extended Stay America, Inc.:

You are cordially invited to attend the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of Extended Stay America, Inc., on Wednesday, May 17, 2017 at 8:30 a.m. (Eastern Time) at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277.

At the Annual Meeting, you will be asked to (i) elect seven directors to our board of directors, (ii) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017, (iii) approve, on an advisory basis, the compensation of our named executive officers, and (iv) transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. In addition, management will report on the progress of our business and respond to comments and questions of general interest to our shareholders.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone or by completing and mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. If you attend the meeting, you may revoke your proxy, if you wish, and vote personally.

We thank you for your continued support and interest in Extended Stay America, Inc.

Sincerely,

Gerardo I. Lopez	Douglas G. Geoga
President and Chief Executive Officer	Chairman of the Board

EXTENDED STAY AMERICA, INC.

11525 N. Community House Road, Suite 100

Charlotte, North Carolina 28277

(980) 345-1600

www.esa.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 17, 2017

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of Extended Stay America, Inc. (“Extended Stay”) will be held on Wednesday, May 17, 2017 at 8:30 a.m. (Eastern Time) at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277, for the following purposes:

•	To elect seven directors to hold office until the 2018 annual meeting of shareholders or until their successors are duly elected and qualified;

•	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

•	To approve, on an advisory basis, the compensation paid to our named executive officers; and

•	To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on April 6, 2017 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

This Notice and the enclosed Proxy Statement and Proxy Card are first being made available to shareholders on or about April 14, 2017.

By Order of the Board of Directors,

John R. Dent

General Counsel and Corporate Secretary

Charlotte, North Carolina

April 14, 2017

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice of Meeting, Proxy Statement, Proxy Card and 2016 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2016, are available free of charge on the Investor Relations section of our website (www.esa.com) or at www.proxyvote.com.

YOUR VOTE IS VERY IMPORTANT. PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD BY MAIL. SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

EXTENDED STAY AMERICA, INC.

EXTENDED STAY AMERICA, INC.

11525 N. Community House Road, Suite 100

Charlotte, North Carolina 28277

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 17, 2017

GENERAL

We are furnishing this Proxy Statement to you as part of a solicitation by the Board of Directors (the “Board”) of Extended Stay America, Inc., a Delaware corporation, of proxies to be voted at our 2017 Annual Meeting of Shareholders and at any reconvened meeting after an adjournment or postponement of the meeting (the “Annual Meeting”). We will hold the Annual Meeting at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277 on Wednesday, May 17, 2017 at 8:30 a.m. (Eastern Time). Unless the context otherwise requires, all references in this Proxy Statement to the “Corporation,” “Extended Stay America,” “Extended Stay,” “we,” “us,” and “our” refer to Extended Stay America, Inc. and its subsidiaries, excluding ESH Hospitality, Inc. (“ESH REIT”). All references in this Proxy Statement to the “Company” refer to the Corporation, ESH REIT and their subsidiaries considered as a single enterprise.

Our telephone number is (980) 345-1600, and our mailing address is 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. Our website is located at www.esa.com. The inclusion of our website address here and elsewhere in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. The information contained on, or that can be accessed through, our website is not a part of this Proxy Statement.

As permitted by the rules of the Securities and Exchange Commission (“SEC”), we have elected to send you this full set of proxy materials, including a proxy card, and additionally to notify you of the availability of these proxy materials on the Internet. The Notice of Meeting, Proxy Statement, Proxy Card and 2016 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2016, are available free of charge on the Investor Relations section of our website (www.esa.com) or at www.proxyvote.com.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

At the Annual Meeting, you will consider and vote upon:

•	The election of the seven director nominees identified in this Proxy Statement;

•	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017;

•	An advisory vote on the Corporation’s executive compensation; and

•	The transaction of any other business as may properly come before the Annual Meeting or any reconvened meeting after an adjournment.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Why am I receiving these materials?

You are receiving these materials because at the close of business on April 6, 2017 (the “Record Date”), you owned shares of the Corporation’s voting stock. All shareholders of record on the Record Date are entitled to attend and vote at the Annual Meeting.

We have two classes of capital stock that are entitled to vote at the annual meeting: Corporation common stock, $0.01 par value per share, and Corporation mandatorily redeemable preferred stock, $0.01 par value per share (“voting preferred stock”). Each share of Corporation common stock is attached to and trades as a single unit with a share of Class B common stock of ESH REIT, par value $0.01 per share, (each, a “Paired Share”). Shares of the Corporation voting preferred stock are not currently, and are not expected to be, registered for public sale or listed on the New York Stock Exchange (“NYSE”) or any other securities exchange.

As of the Record Date, we had 194,219,420 shares of Corporation common stock outstanding and 21,202 shares of Corporation voting preferred stock outstanding. With respect to all of the matters submitted for vote at the Annual Meeting, each share of Corporation common stock is entitled to one vote and each share of Corporation voting preferred stock is entitled to one vote. The Corporation common stock and Corporation voting preferred stock will vote as a single class on each of the matters submitted at the Annual Meeting.

What information is contained in this Proxy Statement?

This Proxy Statement includes information about the nominees for director and other matters to be voted on at the Annual Meeting. It also explains the voting process and requirements; describes the compensation of the principal executive officer, the principal financial officer and the three other most highly compensated officers (collectively referred to as our “named executive officers”); describes the compensation of our directors; and provides certain other information that SEC rules require.

What shares are included on my proxy card?

You will receive one proxy card for all the shares of Corporation common stock and Corporation voting preferred stock that you hold as a shareholder of record (in certificate form or in book-entry form).

If you hold your shares in street name, you will receive voting instructions for each account you have with a broker, bank or other nominee.

What matters am I voting on, how may I vote on each matter and how does the Board recommend that I vote on each matter?

The following table sets forth each of the proposals you are being asked to vote on, how you may vote on each proposal and how the Board recommends that you vote on each proposal:

Proposal	How may I vote?	How does the Board recommend that I vote?

1. The election of the seven director nominees identified in this Proxy Statement each for a one-year term or until his or her successor is duly elected and qualified.

You may:

(i) vote FOR the election of all nominees named herein;

(ii) withhold authority to vote for all such nominees; or

(iii) vote FOR the election of all such nominees other than any nominees with respect to whom the vote is specifically withheld by indicating in the space provided on the proxy.

The Board recommends that you vote FOR all seven of the director nominees.

Proposal	How may I vote?	How does the Board recommend that I vote?

2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017.	You may vote FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2017.

3. An advisory vote on the Corporation’s executive compensation.	You may vote FOR or AGAINST the advisory vote on executive compensation, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the approval, on an advisory basis, of the Corporation’s executive compensation.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Corporation’s transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “shareholder of record” with respect to those shares. The full set of proxy materials would have been sent directly to you.

If your shares are held with a broker or in an account at a bank, you are considered the “beneficial owner” with respect to those shares. These shares are sometimes referred to as being held “in street name.” The full set of proxy materials have been forwarded to you by your broker, bank or other holder of record who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following the instructions on the enclosed form of proxy for voting by telephone. You will not be able to vote these shares directly unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How do I vote if I am a shareholder of record?

As a shareholder of record, you may vote your shares in any one of the following ways:

•	Call the toll-free number shown on the proxy card;

•	Vote on the Internet on the website shown on the proxy card;

•	Mark, sign, date and return the enclosed proxy card in the postage-paid envelope; or

•	Vote in person at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote. Returning the proxy card or voting by telephone will not affect your right to attend the Annual Meeting and vote in person.

How do I vote if I am a beneficial owner?

As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the instructions that your broker, bank or other nominee sent to you. You will receive proxy materials and voting instructions for each account that you have with a broker, bank or other nominee. As a beneficial owner, if you wish to change the directions that you have provided your broker, bank or other nominee, you should follow the instructions that your broker, bank or other nominee sent to you.

As a beneficial owner, you are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a shareholder of record as of the Record Date or you hold a valid proxy for the Annual Meeting as described in the previous question. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a shareholder of record but hold shares as a beneficial owner, you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to April 6, 2017, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership. You may contact us via the Internet or by telephone at (980) 345-1600 to obtain directions to vote in person at the Annual Meeting.

What can I do if I change my mind after I vote?

If you are a shareholder of record, you can revoke your proxy before it is exercised by:

•	written notice of revocation to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277;

•	timely delivery of a valid, later-dated proxy or a later-dated vote by telephone; or

•	attending the Annual Meeting and voting in person by ballot.

If you are a beneficial owner of shares but not the record holder, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the question “How do I vote if I am a beneficial owner?” above. All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

What if I return my proxy card or vote by Internet or phone but do not specify how I want to vote?

If you are a shareholder of record and sign and return your proxy card or complete the Internet or telephone voting procedures, but do not specify how you want to vote your shares, we will vote them as follows:

•	FOR the election of the director nominees.

•	FOR the approval ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017.

•	FOR the approval, on an advisory basis, of the Corporation’s executive compensation.

What votes need to be present to hold the Annual Meeting?

Under our Amended and Restated Bylaws, a quorum will exist at the Annual Meeting if shareholders holding a majority of the shares entitled to vote at the Annual Meeting are present in person or by proxy. Shareholders of record who return a proxy or vote in person at the meeting will be considered part of the quorum. Abstentions are counted as “present” for determining a quorum. Uninstructed broker votes, also called “broker non-votes,” are also counted as “present” for determining a quorum so long as there is at least one matter that a broker may vote on without specific instructions from a beneficial owner. See “What is the effect of broker non-votes?” below.

How are votes counted?

In the election of directors, your vote may be cast “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If you withhold your vote with respect to any nominee, your shares will not be considered to have been voted for or against the nominee. For all other proposals, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you sign your proxy card with no further instructions and you are a shareholder of record, then your shares will be voted in accordance with the recommendations of our Board. If you sign your proxy card with no further instructions and you are a beneficial owner, then please see the response to the question immediately below for a description of how your shares will be voted.

What is the effect of broker non-votes?

Under the rules of the NYSE, if you are a beneficial owner, your broker, bank or other nominee only has discretion to vote on certain “routine” matters without your voting instructions. The proposal to ratify Deloitte & Touche LLP as our independent registered public accounting firm is considered a routine matter. However, the election of directors and the advisory vote on the Corporation’s executive compensation are not considered routine matters. Accordingly, your broker, bank or other nominee will not be permitted to vote your shares on these matters unless you provide proper voting instructions.

What is the voting requirement to approve each of the proposals?

The following table sets forth the voting requirements with respect to each of the proposals:

Proposal	Voting Requirement
1. The election of the seven director nominees identified in this Proxy Statement each for a one-year term or until his or her successor is duly elected and qualified.	Each director must be elected by a plurality of the votes cast.

2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017.	To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

3. An advisory vote on the Corporation’s executive compensation.	To be approved, on an advisory basis, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

Other matters that may properly come before the Annual Meeting may require more than a majority vote under our Amended and Restated Bylaws, our Amended and Restated Certificate of Incorporation, the laws of Delaware or other applicable laws.

Who will count the votes?

A representative of American Stock Transfer & Trust Company, LLC will act as the inspector of elections and count the votes.

Where can I find the voting results?

We will announce the preliminary voting results at the Annual Meeting. We will also publish voting results in a current report on Form 8-K that we will file with the SEC within four business days following the meeting. If on the date of this filing the inspectors of election for the Annual Meeting have not certified the voting results as final, we will note in the filing that the results are preliminary and publish the final results in a subsequent Form 8-K filing within four business days after the final voting results are known.

Who will pay the costs of soliciting these proxies?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokers and other nominees holding shares of voting stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of voting stock for their reasonable costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Are you “householding” for shareholders sharing the same address?

The SEC’s rules permit us to deliver a single copy of this Proxy Statement and our 2016 Annual Report to an address that two or more shareholders share. This method of delivery is referred to as “householding” and can significantly reduce our printing and mailing costs. It also reduces the volume of mail that you receive. We will deliver only one Proxy Statement and 2016 Annual Report to multiple registered shareholders sharing an address, unless we receive instructions to the contrary from one or more of the shareholders. We will still send each shareholder an individual proxy card.

If you did not receive an individual copy of this Proxy Statement or our 2016 Annual Report, we will send copies to you if you contact us at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277, (980) 345-1600, Attention: General Counsel and Corporate Secretary. If you and other residents at your address have been receiving multiple copies of this Proxy Statement or our 2016 Annual Report, and desire to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.

What is the deadline under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for shareholders to propose actions for consideration at the 2018 annual meeting of shareholders?

December 15, 2017 is the deadline for shareholders to submit proposals to be included in our proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals by shareholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

What is the deadline under our Amended and Restated Bylaws for shareholders to nominate persons for election to the Board or propose other matters to be considered at our 2018 annual meeting of shareholders?

Shareholders who wish to nominate persons for election to our Board or propose other matters to be considered at our 2018 annual meeting of shareholders must provide us advance notice of the director nomination or shareholder proposal, as well as the information specified in our Amended and Restated Bylaws, no earlier than January 17, 2018 and no later than February 16, 2018. Shareholders are advised to review our Amended and Restated Bylaws, which contain the requirements for advance notice of director nominations and shareholder proposals. Notice of director nominations and shareholder proposals must be mailed to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. The requirements for advance notice of shareholder proposals under our Amended and Restated Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those shareholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or shareholder proposal that does not comply with our Amended and Restated Bylaws and other applicable requirements.

Whom should I call if I have any questions?

If you have any questions about the Annual Meeting or your ownership of Corporation voting stock, please contact our transfer agent at:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Telephone: (800) 937-5449

Website Address: www.amstock.com

BACKGROUND OF THE COMPANY

The Company was founded in 1995 as a developer, owner and operator of extended stay hotels. Following a period focused primarily on new development, the Company became a consolidator of hotel properties by selectively acquiring extended stay companies and hotels, ultimately creating the largest mid-price extended stay company in the United States. The Company was acquired out of bankruptcy by Centerbridge Partners L.P. (“Centerbridge”), Paulson & Co. Inc. (“Paulson”), The Blackstone Group L.P. (“Blackstone”) and their funds or affiliates (collectively, the “Sponsors”) on October 8, 2010. The Company now operates an extended stay hospitality platform with over 8,000 employees and is led by a management team with public company experience in hospitality, consumer retail and service businesses.

In November 2013, the Corporation and ESH REIT completed an initial public offering and restructured and reorganized our then-existing business. We believe that our business is now more operationally efficient because all of the assets, operations and management of our business, other than ownership of the hotel properties, are housed in one entity. Ownership of Paired Shares gives investors an ownership interest in our hotel properties through ESH REIT and in the operation of our hotels and other aspects of our business through the Corporation. This structure permits us to enjoy some, though not all, of the benefits of a REIT (i.e., while ESH REIT is taxed as a REIT for U.S. federal income tax purposes, all distributions paid by ESH REIT to the Corporation are subject to corporate level tax, effectively eliminating approximately 56% of the tax benefit of REIT status for the consolidated enterprise).

ESH REIT is currently the largest lodging REIT in North America by unit and room count, with over 620 hotels and 69,000 rooms in the U.S. and Canada. The Corporation leases and operates all the hotels owned by ESH REIT. The hotels are operated by the operating lessees, wholly-owned subsidiaries of the Corporation (“Operating Lessees”), pursuant to leases with ESH REIT, and are managed by ESA Management LLC, a wholly-owned subsidiary of the Corporation (“ESA Management”), pursuant to management agreements with the Operating Lessees. The substantial majority of the hotels are operated under our core brand, Extended Stay America. ESH Strategies LLC, a wholly-owned subsidiary of the Corporation (“ESH Strategies”), owns the brands related to our business.

PROPOSAL 1—ELECTION OF DIRECTORS

Our Board has nominated seven people for election as directors at the Annual Meeting. One current member of the Board, William D. Rahm, has notified the Board that he will not stand for re-election at the Annual Meeting and will no longer serve on the Board following the Annual Meeting. Each of the nominees, other than Thomas F. O’Toole, is currently a director of the Corporation. If our shareholders elect these nominees, then they will hold office until the next annual meeting of shareholders, or until their successors have been duly elected and qualified, subject to a director’s earlier death, resignation or removal. Each of the Board’s nominees has consented to be named in this Proxy Statement and has agreed to serve if elected. If for some reason any of the Board’s nominees is unable to serve or for good cause will not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by the Board and, unless you indicate otherwise on the proxy card, your shares will be voted in favor of the Board’s remaining nominees.

We believe each of the Board’s nominees meets the qualifications established by the Board for service on our Board and has professional experience in areas that are extremely relevant to our strategy and operations. We also believe that the skills, experience, backgrounds and attributes of the Board’s nominees make them the best candidates to serve on our Board.

The following table sets forth, as of April 6, 2017, the name and age of each nominee for director, indicating all positions and offices with us currently held by such nominee:

Name	Age	Position
Gerardo I. Lopez	57	President and Chief Executive Officer and Director
Douglas G. Geoga	61	Chairman of the Board
Kapila K. Anand	63	Director
Thomas F. O’Toole	58	Director Nominee
Richard F. Wallman	66	Director
Michael A. Barr	46	Director
William J. Stein	54	Director

Set forth below are descriptions of the backgrounds and principal occupations of each nominee for director, as of April 6, 2017:

Gerardo I. Lopez has served as President and Chief Executive Officer of the Corporation and ESH REIT and as a director of the Corporation and ESH REIT since August 2015. From March 2009 to August 2015, Mr. Lopez was the President and Chief Executive Officer and a director of AMC Entertainment. Prior to joining AMC Entertainment, he served as Executive Vice President of Starbucks Coffee Company and President of its Global Consumer Products, Seattle’s Best Coffee and Foodservice divisions from September 2004 to March 2009. From November 2001 to September 2004, Mr. Lopez served as President of the Handleman Entertainment Resources division of Handleman Company, a former music distribution company. Mr. Lopez has also held a variety of executive management positions with International Home Foods, Frito Lay, Pepsi-Cola and the Procter & Gamble Company. Mr. Lopez currently serves on the boards of directors of Brinker International, Inc. and CBRE Group, Inc.

As our President and Chief Executive Officer, Mr. Lopez provides our Board with valuable insight regarding the Company’s operations, management team, associates and culture, as a result of his day-to-day involvement in the operations of the business, and he performs a critical role in Board discussions regarding strategic planning and development for the Company. The Board also benefits from Mr. Lopez’s deep experience in multiple-unit consumer-facing industries.

Douglas G. Geoga has served as Chairman of the Board of the Corporation since July 2013 and as Chairman of the board of directors of ESH REIT since November 2013. Mr. Geoga served as a non-voting member and the Non-Executive Chairman of our predecessor entities, ESH Hospitality Holdings LLC (“Holdings”) and ESH Strategies Holdings LLC (“Strategies Holdings”), from October 2010 to November 2013. Mr. Geoga is President and Chief Executive Officer of Salt Creek Hospitality, LLC, a privately-held firm engaged in making investments in the hospitality industry and providing related advisory services. He serves as a director of Carefree Communities, Inc., a company that owns and operates a chain of recreational vehicle/mobile home communities in the United States and Canada. Mr. Geoga also serves as a consultant to Atlantica Investment Holdings Limited, which through affiliated companies is the second largest manager of hotels in Brazil. From October 2012 until September 2015, Mr. Geoga also served as Executive Chairman of Foundations Recovery Network, LLC, an owner and operator of residential and outpatient substance abuse treatment centers. Since 2002, Mr. Geoga has served, and from November 2002 to December 2009, Mr. Geoga’s primary occupation was serving, as principal of Geoga Group, LLC, an investment and advisory consulting firm focused primarily on the hospitality industry. Until July 2006, Mr. Geoga’s primary occupation was serving as the President of Global Hyatt Corporation and as the President of Hyatt Corporation and the President of AIC Holding Co., the parent corporation of Hyatt International Corporation, both privately-held subsidiaries of Global Hyatt Corporation which collectively operated the Hyatt chain of hotels throughout the world. In addition, from 2000 through 2005, Mr. Geoga served as President of Hospitality Investment Fund, LLC, a privately-held firm which was engaged in making investments in lodging and hospitality companies and projects. He also serves on the board of directors and audit committee of Kemper Corporation and the audit committee of ESH REIT.

Mr. Geoga’s history as president of Hyatt Corporation, a global leader in its industry, as well as his extensive experience in private business investment, brings to the Board the perspective of both an operating executive and one who is sophisticated in corporate investments and finance.

Kapila K. Anand has served as a director of the Corporation since July 2016. Ms. Anand served as an audit and later advisory partner at KPMG LLP from 1989 until her retirement in March 2016. Ms. Anand joined KPMG LLP in 1979 and served in a variety of roles in addition to her role as a partner, including the National Partner-in-Charge, Public Policy Business Initiatives (from 2008 to 2013) and segment leader for the Travel, Leisure, and Hospitality industry and member of the Global Real Estate Steering Committee (each from 2013 to 2016). Ms. Anand has served on KMPG LLP boards in the U.S. and Americas, the board of the Franciscan Ministries, and as the chair of both the KPMG Foundation as well as the Chicago Network. She is currently the Lead Director for the Women Corporate Directors Education and Development Foundation and serves on a variety of non-profit boards including Rush University Medical Center and the US Fund for UNICEF. Following ESH REIT’s 2017 annual meeting of shareholders, Ms. Anand will serve on the board of directors of ESH REIT.

Ms. Anand’s extensive experience serving a diverse group of real estate, gaming, private equity and hospitality clients on numerous audit and advisory projects brings to the Board a significant understanding of the financial, real estate and corporate governance issues and risks that affect the Corporation.

Thomas F. O’Toole is standing for election to the Board for the first time at the Annual Meeting. Since November 2016 he has held the position of Senior Fellow and Clinical Professor of Marketing at the Kellogg School of Management at Northwestern University. He is also a Senior Advisor with McKinsey & Company, since January 2017. Mr. O’Toole served as Chief Marketing Officer and Senior Vice President of United Airlines from January 2015 to December 2016, and President of MileagePlus Holdings, LLC from April 2012 to December 2016, of United Continental Holdings, Inc., a global air carrier. Mr. O’Toole joined United Airlines in 2010, serving as Senior Vice President, Marketing and Loyalty from 2012 to 2015, Chief Operating Officer of Mileage Plus Holdings, LLC from 2010 to 2012 and Chief Marketing Officer in 2010. At United Airlines, he was responsible for brand development, marketing, ancillary revenue, ecommerce, digital channels, loyalty, co-brand credit cards, customer data analytics and related functions. Prior to that, he served as an advisor with Diamond Management & Technology Consultants, a management and technology consulting firm, from 2009 to 2010. Mr. O’Toole served in various positions of increasing responsibility at Hyatt Hotels Corporation from 1995 to

2008, including as Chief Marketing Officer and Chief Information Officer (from 2006 to 2008). Mr. O’Toole also serves on the board of directors and audit committee of Alliant Energy Corporation and the board of directors of LSC Communications, Inc.

Mr. O’Toole’s extensive marketing experience and hospitality background brings to the Board a significant understanding of the operational and strategic matters involved in running a large scale corporation.

Richard F. Wallman has served as a director of the Corporation since July 2013 and as a director of ESH REIT since November 2013 and served as a non-voting member of the board of managers of Holdings and Strategies Holdings from May 2012 to November 2013. Mr. Wallman served as the Chief Financial Officer and Senior Vice President of Honeywell International, Inc., a provider of diversified industrial technology and manufacturing products, and its predecessor AlliedSignal, from March 1995 until his retirement in July 2003. Mr. Wallman has also served in senior financial positions with IBM and Chrysler Corporation. He also serves on the board of directors of Roper Technologies, Inc., the board of directors and audit committee of Convergys Corporation, the board of directors and audit committee of Wright Medical Group N.V. and the board of directors of Charles River Laboratories International, Inc. Mr. Wallman also currently serves on the board of directors and audit committee of ESH REIT, but has notified the board of directors of ESH REIT of his intention to resign effective upon the election of his successor at ESH REIT’s 2017 annual meeting of shareholders. Mr. Wallman previously served on the boards of directors of Ariba, Inc. and Dana Holding Corporation.

Mr. Wallman’s extensive financial background brings to the Board a significant understanding of the financial issues and risks that affect the Corporation. Mr. Wallman also serves on the boards of other diverse publicly held companies, which gives him a multi-industry perspective and exposure to developments and issues that impact the management and operations of a large scale corporation.

Michael A. Barr has served as a director of the Corporation since November 2013 and served as a voting member of the board of managers of ESH REIT and Holdings from October 2010 to November 2013. Mr. Barr is a Partner at Paulson and serves as the Portfolio Manager for the Paulson Real Estate Funds, where he is responsible for all aspects of the real estate private equity business. Mr. Barr joined Paulson in 2008. From 2001 through 2008, Mr. Barr worked within the Lehman Brothers Real Estate Private Equity Group, serving most recently as a Managing Director of the firm and a principal of Lehman Brothers Real Estate Partners. Prior to joining Lehman Brothers, Mr. Barr served as a principal and a member of the Investment Committee of Westbrook Partners. He began his career in the Real Estate Investment Banking group at Merrill Lynch & Co. He also serves on the board of directors of William Lyons Homes, Inc.

Mr. Barr was appointed by Paulson to serve as a director of the Corporation. Mr. Barr’s extensive experience in real estate and investments brings to the Board a significant understanding of issues and risks that affect the Corporation.

William J. Stein has served as a director of the Corporation since March 2015. Mr. Stein is a Senior Managing Director and Global Co-Head of Asset Management in Blackstone’s Real Estate Group. Since joining Blackstone in 1997, Mr. Stein has been involved in the direct asset management and asset management oversight of Blackstone’s global real estate investments. Before joining Blackstone, Mr. Stein was a Vice President at Heitman Real Estate Advisors and JMB Realty Corp. Mr. Stein also currently serves on the board of directors of Hilton Worldwide Holdings, Inc and Invitation Homes, Inc. He previously served on the board of directors of La Quinta Holdings, Inc. and Brixmor Property Group, Inc.

Mr. Stein was appointed by Blackstone to serve as a director of the Corporation. Mr. Stein’s extensive experience in real estate and investments brings to the Board a significant understanding of issues and risks that affect the Corporation.

Each of Messrs. Barr and Stein was recommended as a director nominee by the Sponsors pursuant to the stockholders agreement. See “Certain Relationships and Related Party Transactions—Related Party

Transactions—Stockholders Agreement” for a description of the terms of the agreement. Our Board has affirmatively determined that Messrs. Geoga, O’Toole and Wallman and Ms. Anand are independent under the rules of the SEC and NYSE.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL SEVEN OF THE BOARD’S NOMINEES LISTED ON THE PROXY CARD.

CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance

We believe that good corporate governance helps to ensure that the Corporation is managed for the long-term benefits of our shareholders. We regularly review and consider our corporate governance policies and practices, the SEC’s corporate governance rules and regulations, and the corporate governance listing standards of the NYSE, the stock exchange on which our Paired Shares are traded.

The Board directs and oversees the management of the business and affairs of the Corporation in a manner consistent with the best interests of the Corporation and its shareholders. In this oversight role, the Board serves as the ultimate decision-making body of the Corporation, except for those matters reserved to or shared with the Corporation’s shareholders.

We have adopted the Extended Stay America, Inc. Corporate Governance Guidelines (the “Corporate Governance Guidelines”), which provide a framework for the governance of the Corporation as a whole and describe the principles and practices that the Board follows in carrying out its responsibilities. The Corporate Governance Guidelines address, among other things:

•	the composition, structure and policies of the Board and its committees;

•	director qualification standards;

•	expectations and responsibilities of directors;

•	management succession planning;

•	the evaluation of Board performance; and

•	principles of Board compensation.

The Corporate Governance Guidelines further provide that the Board, acting through the Nominating and Corporate Governance Committee (as described below), conduct a self-evaluation at least annually to determine whether it and its committees are functioning effectively. In addition, the Corporate Governance Guidelines provide that each committee conduct a self-evaluation and compare its performance to the requirements of its charter.

The Corporate Governance Guidelines are posted on our website at www.esa.com. The Corporate Governance Guidelines are reviewed by the Nominating and Corporate Governance Committee from time to time to ensure that they effectively promote the best interests of both the Corporation and the Corporation’s shareholders and that they comply with all applicable laws, regulations and NYSE requirements.

Code of Business Conduct and Ethics

We have adopted the Extended Stay America, Inc. Code of Business Conduct and Ethics (the “Code of Business Conduct and Ethics”) that applies to all of our directors, officers and employees, including our principal executive officer (our CEO), principal financial officer (our CFO), principal accounting officer (our CFO) and persons performing similar functions. A copy of the Code of Business Conduct and Ethics is posted on our website at www.esa.com. If we amend or waive provisions of the Code of Business Conduct and Ethics with respect to such officers, we intend to also disclose the same on our website.

Board of Directors and Director Independence

Until December 2016, the Sponsors owned a majority of the outstanding Paired Shares. As a result, prior to December 2016, the Board had determined that we were a “controlled company” under the rules of the NYSE and, as a result, qualified for, and relied on, exemptions from certain corporate governance requirements of the

NYSE. Because of NYSE transition rules for companies that cease to be controlled companies, the Compensation Committee and the Nominating and Corporate Governance Committee are not required to consist entirely of independent directors until December 2017 and the Board is not required to consist of a majority of independent directors until December 2017. Following the Annual Meeting, the Compensation Committee and Nominating and Corporate Governance Committee will be fully independent and the Board will have a majority of independent directors.

The Board consists of seven directors. The current directors, other than Mr. Rahm, are listed under “Proposal 1— Election of Directors” above. Our Amended and Restated Bylaws provide that directors are elected at the annual meeting of the shareholders and each director is elected to serve until his or her successor is duly elected or until his or her earlier death, resignation or removal.

The Corporate Governance Guidelines define an “independent” director in accordance with the NYSE corporate governance rules for listed companies and require the Board to review and make an affirmative determination as to the independence of each director at least annually. The NYSE independence definition includes a series of objective tests, such as that the director is not an employee of the Corporation and has not engaged in various types of business dealings with the Corporation. Because it is not possible to anticipate or explicitly provide for all potential conflicts of interest that may affect independence, the Board is also responsible for determining affirmatively, as to each independent director, that no material relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board will broadly consider all relevant facts and circumstances, including information provided by the directors and the Corporation with regard to each director’s business and personal activities as they may relate to the Corporation and the Corporation’s management. Our Board has affirmatively determined that Messrs. Geoga, O’Toole and Wallman and Ms. Anand are independent under the guidelines for director independence set forth in the Corporate Governance Guidelines and under all applicable rules of the SEC and NYSE.

Board Leadership Structure

We do not have a policy as to whether the role of the Chairperson of the Board and the Chief Executive Officer should be separate or combined. The Board may select its Chairperson and Chief Executive Officer in any way it considers to be in the best interests of the Corporation. At this time, we believe it is beneficial to separate the Chairperson and Chief Executive Officer in order to enhance the Chairperson’s oversight capability. Mr. Lopez serves as our Chief Executive Officer and Mr. Geoga serves as Chairman of the Board. The Board believes this leadership structure, which separates the Chairperson and Chief Executive Officer roles, is appropriate corporate governance for us at this time. In particular, the Board believes that this leadership structure clarifies the individual roles and responsibilities of Mr. Lopez and Mr. Geoga and enhances accountability. The Board recognizes that there is no single, generally accepted approach to providing Board leadership and that the Board’s leadership structure may vary in the future as circumstances warrant.

Board Oversight of Risk Management

The Board oversees, and provides direction with respect to, management’s day-to-day risk management activities and processes. While the full Board is responsible for risk oversight, the Board uses its committees, as appropriate, to monitor and address the risks that are within the scope of a particular committee’s expertise or charter. The Board and applicable committees periodically receive management reports on our business operations, financial results and strategic plans.

The Board delegates much of its oversight responsibility to the Audit Committee. The Audit Committee assists the Board in fulfilling its risk oversight responsibilities by periodically reviewing, among other things, our financial statements, our auditing, accounting and financial functions and reporting processes, including our systems of internal controls for financial reporting, our compliance with legal and regulatory requirements and our enterprise risk management framework. In particular, the Audit Committee periodically reviews and discusses with management, the internal audit function and the independent auditor, as applicable, our major financial risk exposure and the guidelines and policies that management has established with respect to risk assessment and risk management. The Compensation Committee assists the Board with oversight of risks associated with our compensation policies and practices. The Nominating and Corporate Governance Committee assists the Board with oversight of risks associated with our governance. In each case, the Board or the applicable committee oversees the steps that management has taken to monitor and control such exposures.

The Chief Executive Officer’s membership on and collaboration with the Board allows him to gauge whether management is providing adequate information for the Board to understand the interrelationships of our various business and financial risks. He is available to the Board to address any questions regarding executive management’s ability to identify and mitigate risks and weigh them against potential rewards.

Director Selection Process

The Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of potential director nominees and recommending to the Board those candidates to be nominated for election to the Board or candidates to fill vacancies on the Board, subject to the Sponsors’ right to nominate directors to the Board. See “Certain Relationships and Related Party Transactions—Related Party Transactions—Stockholders Agreement” for a description of the Sponsors’ right to nominate directors. The Board then nominates candidates each year for election or re-election by shareholders or appoints new Board members to fill vacancies. In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management and third-party sources. The Nominating and Corporate Governance Committee may, but is not required to, retain a search firm in order to assist it in identifying candidates to serve as directors of the Board. The Nominating and Corporate Governance Committee retained Ferguson Partners Ltd. in December 2016 for this purpose. The Nominating and Corporate Governance Committee screens all potential candidates in the same manner regardless of the source of the recommendation.

The Nominating and Corporate Governance Committee does not maintain a fixed set of qualifications for director nominees other than the minimum individual qualifications described below. In considering candidates for the Board, the Nominating and Corporate Governance Committee considers all factors it deems appropriate, which may include (a) ensuring that the Board, as a whole, is appropriately diverse and consists of individuals with various and relevant career experience, relevant technical skills, relevant business or government acumen, industry knowledge and experience, financial expertise (including expertise that could qualify a director as an “audit committee financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Corporation’s business and industry, independence of thought and an ability to work collegially. The Nominating and Corporate Governance Committee also may consider the current size, composition and combined expertise of the Board and the extent to which a candidate would fill a present need on the Board. In particular, the Nominating and Corporate Governance Committee may consider the requirements that the members of the Board as a group maintain the requisite qualifications under the applicable NYSE listing standards for independence for the Board as a whole and for appointing individuals to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Although the Nominating and Corporate Governance Committee considers diversity of background and experiences, neither the Corporate Governance Guidelines nor the Nominating and Corporate Governance Committee Charter include a formal diversity policy.

The Board monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Corporation’s business and structure. For a discussion of the specific skills, experience and qualifications of the nominees for election to the Board, see “Proposal 1—Election of Directors.”

The Nominating and Corporate Governance Committee will consider candidates suggested by shareholders. Any shareholder who wishes to recommend a director candidate for consideration by the Nominating and

Corporate Governance Committee may do so by submitting a recommendation in writing to the Chairman of the Nominating and Corporate Governance Committee. See “—Communications with the Board” below for how to communicate with the Chairman of the Nominating and Corporate Governance Committee. Recommendations should include any information the shareholder believes would be helpful to the Nominating and Corporate Governance Committee in evaluating the candidate and must include information that would be required to be disclosed in a proxy statement soliciting proxies for the election of such candidate, including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as director if elected. Shareholders may also directly nominate directors for election at the Corporation’s annual shareholders meeting by following the provisions set forth in the Corporation’s Amended and Restated Bylaws, whose qualifications the Nominating and Corporate Governance Committee will consider. See “Questions and Answers About the Proxy Materials and the Annual Meeting—What is the deadline under our Amended and Restated Bylaws for shareholders to nominate persons for election to the Board or to propose other matters to be considered at our 2018 annual meeting of shareholders?” for additional information.

Meetings of the Board and Committees

During 2016, the Board held four meetings (and took action by unanimous written consent). During 2016, each incumbent director attended at least 75% of the total meetings of the Board held during the period in which he or she was a director and the total number of meetings held by all of the committees of the Board on which he or she served during the period of his or her service on the committee. Directors are expected to attend all Board meetings and all meetings of the committee or committees of the Board of which they are a member. Attendance by telephone or videoconference is deemed attendance at a meeting. Additionally, all director nominees are encouraged to attend the annual shareholders meeting. All of the directors who were then serving on the Board attended the 2016 annual shareholders meeting.

Pursuant to our Corporate Governance Guidelines, our Board currently plans to hold at least four meetings each year, with additional meetings to occur (or action to be taken by unanimous written consent) at the discretion of the Board.

Executive Sessions of Non-Management Directors

Pursuant to our Corporate Governance Guidelines, in order to ensure free and open discussion and communication among the non-management directors of the Board, the non-management directors meet in executive session at most Board meetings with no members of management present. Mr. Geoga serves as the Chairman of executive sessions. Independent directors meet at least once per year in a private session that excludes management and affiliated directors.

Communications with the Board

Any interested parties wishing to communicate with, or otherwise make his or her concerns known directly to the Board or Chairperson of any of the Audit, Compensation and Nominating and Corporate Governance Committees, or to the non-management or independent directors, may do so by addressing such communications or concerns to the General Counsel and Corporate Secretary of the Corporation, 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. The General Counsel and Corporate Secretary or Chairman will forward such communications to the appropriate party as soon as practicable. Such communications may be done confidentially or anonymously.

Committees of the Board

The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, as described below. In accordance with the applicable transition rules of the NYSE for companies that cease to be “controlled companies,” we currently rely on exceptions that allow us to phase in compliance with applicable committee independence standards. Following the Annual Meeting, we expect each of the committees of the Board to be fully independent. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operates under a written charter approved by the Board, copies of which are available on our website at www.esa.com.

The following table shows the current membership of each committee of our Board, and the number of meetings held by each committee during 2016:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Douglas G. Geoga*	X	Chair	X
Kapila K. Anand	X		Chair
Richard F. Wallman	Chair	X
Michael A. Barr			X
William D. Rahm		X
Number of 2016 Meetings†	7	4	4

*	Mr. Geoga has served as the Chairman of the Board since November 12, 2013.
†	During 2016, each committee also took action by unanimous written consent.

Mr. Rahm is not standing for re-election at the Annual Meeting. Following the conclusion of the Annual Meeting, the Board will appoint committee members for the 2017-2018 term in compliance with all applicable SEC rules and NYSE listing standards, at which time each committee will be fully independent.

Audit Committee

The Audit Committee currently consists of Messrs. Geoga and Wallman and Ms. Anand. Mr. Wallman is the Chairman of the Audit Committee. In connection with the 2016 annual meeting of shareholders, the Board determined that Mr. Wallman qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and that each of Messrs. Geoga and Wallman and Ms. Anand is independent as independence is defined in Rule 10A-3 of the Exchange Act and under the NYSE listing standards.

The principal duties and responsibilities of the Audit Committee are set forth in its written charter, and include, among other things, to oversee and monitor the following:

•	our financial reporting process and internal control system;

•	the integrity of our financial statements;

•	the independence, qualifications and performance of our independent auditor;

•	the performance of our internal audit function; and

•	our compliance with legal, ethical and regulatory matters.

The Audit Committee also reviews and approves certain related party transactions, as described under “Certain Relationships and Related Party Transactions—Related Party Transaction Policy.” Additional information about the responsibilities of the Audit Committee and its activities during 2016 are also described in the Audit Committee Report contained in this Proxy Statement.

Compensation Committee

The Compensation Committee currently consists of Messrs. Geoga, Wallman and Rahm. Mr. Geoga is the Chairman of the Compensation Committee. In connection with the 2016 annual meeting of shareholders, the Board determined that each of Messrs. Geoga and Wallman is independent as independence is defined under the NYSE listing standards.

The principal duties and responsibilities of the Compensation Committee are set forth in its written charter, and include, among other things, the following:

•	to establish the general compensation philosophy and policy consistent with our strategic goals and shareholder interests;

•	to review, make recommendations to the Board, or approve where applicable, the compensation of our executives, including our Chief Executive Officer, including an evaluation of the level of compensation, use of equity-based compensation, setting of performance goals and objectives used to determine incentive compensation, and an evaluation of the executive’s performance in light of those established goals and objectives;

•	to review and approve executive employment agreements, change in control agreements and other benefits paid to our executives and to administer our equity-based compensation, incentive and benefit plans for all plan participants;

•	to periodically review and make recommendations to the Board, or approve where applicable, any substantive changes to the director and executive incentive, compensation and benefit plans of the Corporation;

•	to review and make recommendations to the Board with respect to compensation disclosures and any shareholder proposals regarding executive compensation; and

•	to provide regular reports to the Board and take such other actions as are necessary and consistent with the governing law and the Corporation’s organizational documents.

The Compensation Committee has the authority to and does engage the services of independent advisors, experts and others to assist it from time to time. In accordance with this authority, the Compensation Committee has engaged Pearl Meyer as its independent compensation consultant, as described under “Executive Compensation—Compensation Discussion and Analysis—Corporation Decision Making Process.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Ms. Anand and Messrs. Geoga and Barr. Ms. Anand is the Chairwoman of the Nominating and Corporate Governance Committee. In connection with the 2016 annual meeting of shareholders and Ms. Anand’s appointment to the Board, the Board determined that each of Ms. Anand and Messrs. Geoga is independent as independence is defined under the NYSE listing standards.

The principal duties and responsibilities of the Nominating and Corporate Governance Committee are set forth in its written charter, and include, among other things, the following:

•	to establish criteria for Board and committee membership and recommend to the Board proposed nominees for election to the Board and for membership on committees of the Board;

•	to make recommendations regarding proposals submitted by our shareholders;

•	to make recommendations to the Board regarding Board governance matters and practices; and

•	to provide oversight regarding management succession planning.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee currently consists of Messrs. Geoga, Rahm and Wallman. None of the members of our Compensation Committee has at any time been one of our executive officers or employees. During 2016, none of our executive officers served as a member of the board of directors or compensation committee of an entity that has an executive officer serving as a member of the Compensation Committee, and none of our executive officers served as a member of the compensation committee of an entity that has an executive officer serving as a director on the Board.

Stock Ownership Guidelines

To further align the interests of our executive officers and our shareholders, the Board has adopted stock ownership guidelines under which certain members of our management team and independent directors, after an initial phase-in period, will generally be required to maintain vested equity holdings with a value at least equal to, in the case of our Chief Executive Officer, five times his annual base salary, in the case of our Chief Financial Officer and Chief Operating Officer, four times the executive’s base salary, in the case of our General Counsel and our executive vice presidents, three times the executive’s annual base salary, in the case of our senior vice presidents and vice presidents, one times the executive’s annual base salary and, in the case of independent directors, at least equal to three times the independent director’s annual cash compensation.

No Hedging Policy

The Corporation’s Securities Trading Disclosure Policy prohibits all directors, officers and employees of the Corporation from effecting hedging or similar monetization transactions with respect to Paired Shares.

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Deloitte also served as our independent registered accounting firm for fiscal year 2016. The services provided to us by Deloitte in fiscal year 2016 are described below under the heading “Independent Registered Public Accounting Firm’s Fees and Services.” Representatives of Deloitte will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

The Audit Committee is responsible for selecting the Corporation’s independent registered public accounting firm for 2017. Accordingly, shareholder approval is not required to appoint Deloitte as the Corporation’s independent registered public accounting firm. However, the Board believes that the submission of the Audit Committee’s selection to the shareholders for ratification is a matter of good corporate governance. If the Corporation’s shareholders do not ratify the selection of Deloitte as the Corporation’s independent registered public accounting firm, the Audit Committee will review its future selection of an independent registered public accounting firm. The Audit Committee may retain another independent registered public accounting firm at any time during the year if it concludes that such change would be in the best interest of the Corporation’s shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2 TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF EXTENDED STAY AMERICA, INC. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES AND SERVICES

The following is a description of the professional services performed and the fees billed by Deloitte for the years ended December 31, 2016 and 2015.

Type of Fees	December 31, 2016	December 31, 2015
Audit Fees(1)	$2,762,500	$2,595,500
Audit-Related Fees(2)	—	3,400
Tax Fees(3)	130,752	—
All Other Fees(4)	1,895	2,000

Total	$2,895,147	$2,600,900

(1)	Audit fees consist of fees for the audit of the annual financial statements included in our combined annual reports on Form 10-K, quarterly reviews of the financial statements included in our combined quarterly reports on Form 10-Q, accounting consultation and other attestation services provided by Deloitte in connection with statutory and regulatory filings, including the 2015 registration statement on Form S-3. Audit fees also include fees for services provided by Deloitte in connection with the 2016 and 2015 secondary offerings, 2016 and 2015 debt offerings and the 2015 sale of hotel properties and related intellectual property.
(2)	Audit-related fees consist primarily of fees for audits required in connection with our benefit plan.
(3)	Tax fees are fees for tax compliance, tax advice and tax planning for entities required to file tax returns.
(4)	All other fees are fees for other permissible work performed by Deloitte that does not meet the above category descriptions, including Technical Library subscription fees.

The Audit Committee has considered whether the non-audit services provided by Deloitte were compatible with maintaining Deloitte’s independence and has determined that the nature and substance of the non-audit services did not impair the status of Deloitte as the Corporation’s independent registered public accounting firm.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT RELATED SERVICES OF INDEPENDENT AUDITORS

The Audit Committee is responsible for the appointment, compensation, retention, oversight and termination of the Corporation’s independent registered public accounting firm. The Audit Committee has adopted a policy requiring that substantially all audit, audit-related and non-audit services provided by the independent auditor be pre-approved by the Audit Committee. Pre-approval is not necessary for certain minor non-audit services that (i) do not constitute more than 5% of the total amount of revenues paid by the Corporation to Deloitte during the fiscal year the non-audit services were provided and (ii) were not recognized by the Corporation to be non-audit services at the time of the engagement for such services. In the case of such minor non-audit services that are not pre-approved, the services must be promptly brought to the attention of the Audit Committee and approved prior to completion. The Audit Committee may delegate authority to one or more independent members of the committee to grant pre-approvals of audit and permitted non-audit services, provided that any such pre-approvals are presented to the full Audit Committee at its next scheduled meeting. During 2016, 100% of the non-audit services provided to us by Deloitte were pre-approved by the Audit Committee.

The Audit Committee has adopted a policy that prohibits our independent auditors from providing the following services:

•	bookkeeping or other services related to the accounting records or financial statements of the Corporation;

•	financial information systems design and implementation;

•	appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker or dealer, investment adviser or investment banking services;

•	legal services and expert services unrelated to the audit; and

•	any other service that the Public Company Accounting Oversight Board prohibits through regulation.

The Audit Committee’s pre-approval policy is in the Audit Committee Charter, which is available on our website at www.esa.com.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Audit Committee is currently comprised of Messrs. Wallman and Geoga and Ms. Anand, with Mr. Wallman serving as Chairman. The Audit Committee oversees the Corporation’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including maintaining an effective system of internal controls over financial reporting. The Audit Committee meets separately with management, the Company’s internal auditors and the independent registered public accounting firm. The Audit Committee operates under a written charter approved by the Board, a copy of which is available on our website at www.esa.com. The charter, among other things, provides that the Audit Committee has full authority to appoint, compensate, retain, oversee and terminate when appropriate, the independent auditor.

In addition to fulfilling its oversight responsibilities as set forth in its charter and further described above in the sections titled “Corporate Governance and Board Matters—Board Oversight of Risk Management” and “Corporate Governance and Board Matters—Committees of the Board—Audit Committee,” the Audit Committee has done the following things:

•	reviewed and discussed the audited financial statements in the Corporation’s combined annual report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•	reviewed with Deloitte, the Corporation’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and acceptability of the Corporation’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards;

•	received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, regarding Deloitte’s communications with the Audit Committee concerning independence;

•	discussed with Deloitte its independence from management and the Corporation and considered whether Deloitte could also provide non-audit services without compromising the firm’s independence;

•	discussed with Deloitte the matters required to be discussed by the standards of the Public Company Accounting Oversight Board, including Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, and SEC Rules and Regulations, including Rule 2-07, Communication with Audit Committees, of Regulation S-X; and

•	discussed with the Company’s internal auditors and Deloitte the overall scope and plans for their respective audits, and then met with the internal auditors and Deloitte, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the combined annual report on Form 10-K for the year ended December 31, 2016, for filing with the SEC. The Audit Committee also appointed Deloitte to serve as the Corporation’s independent registered public accounting firm for 2017.

This report has been furnished by the members of the Audit Committee of the Board:

Richard F. Wallman, Chairman

Kapila K. Anand

Douglas G. Geoga

EXECUTIVE OFFICERS

The following table sets forth, as of April 6, 2017, the name and age of each executive officer of the Corporation, indicating all positions and offices with us currently held by such executive officer:

Name	Age	Position
Gerardo I. Lopez	57	President and Chief Executive Officer and Director
Jonathan S. Halkyard	52	Chief Financial Officer
Thomas J. Bardenett	54	Chief Operating Officer
Ames B. Flynn	52	Chief Information Officer
John R. Dent	53	General Counsel and Corporate Secretary
Kevin A. Henry	49	Chief Human Resources Officer
James G. Alderman Jr.	52	Chief Asset Merchant
M. Thomas Buoy	48	Executive Vice President, Marketing and Revenue Management
Howard J. Weissman	48	Corporate Controller and Chief Accounting Officer

Set forth below are descriptions of the backgrounds of each of our executive officers who are not directors, as of April 6, 2017:

Jonathan S. Halkyard has served as Chief Financial Officer of the Corporation and ESH REIT since January 2015. From October 2013 to December 2014, Mr. Halkyard served as Chief Operating Officer of the Corporation as well as the Interim Chief Financial Officer of the Corporation and ESH REIT from July 2014 to December 2014. From July 2012 to September 2013, Mr. Halkyard served as Executive Vice President and Chief Financial Officer of NV Energy, Inc., a holding company providing energy services and products in Nevada, and its wholly-owned subsidiaries, Nevada Power Company and Sierra Pacific Power Company. From March 1999 to May 2012, Mr. Halkyard held various positions with Caesars Entertainment Corporation (formerly known as Harrah’s Entertainment, Inc.), including Vice President (from 2002 to 2005), Treasurer (from 2003 to 2010), Senior Vice President (from 2005 to 2010), Executive Vice President (from 2010 to 2012) and Chief Financial Officer (from 2006 to 2012). Mr. Halkyard currently serves on the board of directors of Dave & Buster’s, Inc.

Thomas J. Bardenett has served as Chief Operating Officer of the Corporation since January 2015. From 1994 through January 2015, Mr. Bardenett held various positions at Crossroads Hospitality, the operations division of Interstate Hotels & Resorts. From 2005 through January 2015, Mr. Bardenett served as the Executive Vice President of Operations and President. Between 2002 and 2005, Mr. Bardenett served as the Senior Vice President of Sales and Marketing. Mr. Bardenett also served as a Regional Director of Sales and Regional Director of Operations between 1994 and 2002. Mr. Bardenett previously worked at the Hotels at Syracuse Square.

Ames B. Flynn has served as Chief Information Officer of the Corporation since August 2013. Prior to joining the Corporation, Mr. Flynn held executive positions including Senior Vice President, Information Technology and Chief Investment Officer (from October 2012 to August 2013) at Rent-A-Center, Vice President, Digital Strategy and IT Business Solutions (from May 2011 to October 2012) at Michael’s Stores, Director, Retail Store Development (from 2009 to 2011) at Delhaize America, a food retailer, and Vice President, Sales/eCommerce (from 2006 to 2008) at Lowe’s Home Improvement. Mr. Flynn has served as a board member of the Dallas CIO Executive Council and is a past president of the Information Technology Committee, American Furniture Manufacturing Association.

John R. Dent has served as General Counsel and Corporate Secretary of the Corporation and ESH REIT since January 2015. From 2000 to 2014, Mr. Dent held various positions at Hilton Worldwide, Inc. (f/k/a Hilton Hotels Corporation), including Senior Vice President and Deputy General Counsel (from March 2012 to August 2014), Senior Vice President and Assistant General Counsel, Development (from 2009 to 2012), Acting General Counsel (from 2010 to 2011), Vice President and Senior Counsel (from 2001 to 2009), and Senior Counsel (from 2000 to 2001). From 1990 to 2000, Mr. Dent was in private practice.

Kevin A. Henry has served as Chief Human Resources Officer of the Corporation since August 2014. From December 2010 to August 2014, Mr. Henry served as Senior Vice President and Chief Human Resources Officer of Snyder’s-Lance, Inc., a national snack food company. From January 2010 to December 2010, he served as Chief Human Resources Officer of Lance, Inc. Prior to that, Mr. Henry served in a variety of positions at Coca-Cola Bottling Co. Consolidated, a beverage manufacturer and distributor, including as Chief Human Resources Officer from 2007 to 2010 and Senior Vice President of Human Resources from 2001 to 2007.

James G. Alderman Jr. has served as Chief Asset Merchant of the Corporation and ESH REIT since November 2016. He previously served as Chief Development Officer of Kimpton Hotels & Restaurants from July 2013 to November 2016. From March 2012 to July 2013, Mr. Alderman was principal of Alderman Hospitality, a hospitality real estate consulting firm. Prior to that, Mr. Alderman held various leadership positions with other lodging companies such as Wyndham Worldwide and Starwood Hotels & Resorts.

M. Thomas Buoy has served as Executive Vice President, Marketing and Revenue Management of the Corporation since October 2016. He served as Executive Vice President, Pricing and Revenue Optimization of the Corporation from November 2013 to October 2016 and served in the same position at HVM LLC from August 2011 to November 2013. From 1999 to August 2011, Mr. Buoy held various positions with Morgans Hotel Group Co. (formerly Ian Schrager Hotels). He served as Senior Vice President of Customer Market and Revenue Management (from 2007 to 2011), Senior Vice President of Distribution and Revenue Management (from 2005 to 2007), Vice President of Distribution and Revenue Management (from 2002 to 2005) and Corporate Director of Revenue Management (from 1999 to 2002). Prior to that, Mr. Buoy served as a Manager in Ernst & Young’s Hospitality Services Group from 1997 to 1999.

Howard J. Weissman has served as Chief Accounting Officer of the Corporation and ESH REIT and Corporate Controller of ESH REIT since May 2015 and Corporate Controller of the Corporation since November 2013. He previously served as Corporate Controller at HVM LLC from December 2011 to November 2013. From May 2009 to December 2011, Mr. Weissman worked at Campus Crest Communities, Inc., serving as Senior Vice President and Corporate Controller. From July 2007 through May 2009, Mr. Weissman was Controller and Chief Accounting Officer of EOP Operating Limited Partnership, LP, the private company successor to Equity Office Properties Trust, a commercial office real estate company owned by The Blackstone Group. From May 2003 through May 2007, Mr. Weissman served in a variety of positions with CarrAmerica Realty Corporation, a commercial office real estate company, including as Assistant Controller, Vice President of Shared Services and Controller.

PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required pursuant to Section 14A of the Exchange Act, the Corporation requests shareholder approval, on an advisory basis, of the compensation paid to our named executive officers (“NEOs”) as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis and the accompanying compensation tables and related narrative in this Proxy Statement). This proposal is commonly known as a “say-on-pay” proposal.

As described in the Compensation Discussion and Analysis beginning on page 27 of this Proxy Statement, our executive compensation program is designed (i) to attract, engage and retain a high quality workforce that helps achieve immediate and longer term success and (ii) to motivate and inspire associate behavior that fosters a high performing culture and is focused on delivering business objectives. As such, we believe that our executive compensation program, as detailed in the compensation tables and related narrative set forth on pages 36 to 41 of this Proxy Statement, is strongly aligned with the long-term interests of our shareholders.

As an advisory vote, this proposal is not binding upon the Corporation. However, our Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this proposal, and will carefully consider the outcome of the vote when making future compensation decisions for NEOs.

The Board strongly endorses the Corporation’s executive compensation program and recommends that shareholders vote in favor of the following resolution:

RESOLVED, that the shareholders of the Corporation approve, on an advisory basis, the executive compensation of the Corporation’s NEOs as disclosed within this Proxy Statement pursuant to the compensation disclosure rules of the Exchange Act (Item 402 of Regulation S-K), which disclosure includes the Compensation Discussion and Analysis, the compensation tables and any related narrative discussion contained in this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3 TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION PAID TO OUR NEOS AS DISCLOSED PURSUANT TO THE SEC’S COMPENSATION DISCLOSURE RULES.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis (“CD&A”)

This CD&A explains our executive compensation program for our named executive officers (“NEOs”) listed below. The CD&A also describes the process followed by the Compensation Committee of the Board of Directors (referred to as the Compensation Committee or the Committee in this CD&A) for making pay decisions, as well as its rationale for specific decisions related to 2016.

Name	Title
Gerardo I. Lopez	President and Chief Executive Officer
Jonathan S. Halkyard	Chief Financial Officer
Thomas J. Bardenett	Chief Operating Officer
Kevin A. Henry	Chief Human Resources Officer
John R. Dent	General Counsel and Corporate Secretary

Executive Summary

2016 Business Performance

In 2016, we achieved significant improvement in our business performance resulting from successful execution of the Corporation’s objectives for improved predictability, profitability and growth. While we did not achieve our target Adjusted EBITDA we did materially improve our performance over 2015.

In addition to achieving financial milestones in 2016, our executive leadership team remained focused on our five year plan to return to unit growth, developing ESA 2.0, refinancing our balance into long-dated, low-cost and flexible debt, and our renovation program being 93% completed. These initiatives demonstrate our executive leadership’s balanced approach to driving long-term growth in addition to near-term financial improvements.

2016 Compensation Highlights

For fiscal year 2016, the design of our executive compensation program has generally remained consistent with the program we implemented in connection with and following our initial public offering. Our executive compensation program has three primary elements: base salary, annual cash incentives and long-term equity incentives. Each of these compensation elements serves a specific purpose in our compensation strategy. Base salary is an essential component to any market-competitive compensation program. Annual incentives reward the achievement of short-term goals, while long-term equity incentives drive our NEOs to focus on shareholder value creation. Based on our performance, and consistent with the design of our program, the Compensation Committee made the following executive compensation decisions for fiscal 2016:

•	Base Salary: NEOs received a 3% salary adjustment in May 2016. These adjustments were temporarily rolled back beginning in July 2016 in connection with certain cost containment measures and were reinstated in January 2017. See “Base Salary” in this CD&A for details.

•	Annual Cash Incentives: 2016 financial and strategic objectives resulted in an overall attainment percentage of 74%. This overall attainment result is based on the achievement of specific Adjusted EBITDA goals. See “Annual Cash Incentives” in this CD&A for details.

•	Equity Incentives: NEOs receive 70% of their grant in the form of performance-based restricted stock units and 30% in the form of time-based restricted stock units. See “Equity Incentives” in this CD&A for details.

These payouts are aligned with the Corporation’s strong business performance in 2016. The Compensation Committee believes that the design and structure of the Corporation’s incentive program provide a direct link between Corporation performance and pay outcomes for the executives, as described in greater detail in the following section.

Best Compensation Practices & Policies

We believe the following practices and policies promote sound compensation governance and are in the best interests of our shareholders and executives:

What We Do		What We Do Not Do
✓	Heavy emphasis on variable compensation	X	No significant perquisites

✓	Majority of long-term incentive awards are performance based	X	No “single-trigger” termination payments upon a change in control

✓	Rigorous stock ownership guidelines	X	No hedging of Corporation stock

✓	Clawback provisions	X	No pledging of Corporation stock

✓	Independent compensation consultant	X	No multi-year guarantees for salary increases

✓	Regular risk assessments	X	No tax gross-ups on termination payments following a change in control

✓	“Double-trigger” termination payments upon a change in control	X	No repricing or backdating stock options without stockholder approval

✓	Conduct annual reviews of share utilization	X	No executive agreements

2016 Say-On-Pay

As part of the Compensation Committee’s efforts to ensure that the interests of our NEOs are aligned with those of our shareholders, the Compensation Committee considers the results of the Corporation’s prior shareholder advisory votes on executive compensation. Our most recent say-on-pay vote was held in 2014 and yielded an approval by 99.98% of the votes cast. This high level of support was one of the factors the Committee took into consideration in not making substantive changes to the overall structure of our program.

What Guides Our Executive Compensation Program

Philosophy

The philosophy underlying our executive compensation program is to employ the best leaders in our industry to ensure we execute on our business goals, promote both short-and long-term profitable growth of the Corporation, and create long-term shareholder value. To this end, our program is grounded by the following guiding principles:

Pay for Performance	A significant portion of an NEO’s total compensation should be variable and dependent upon the attainment of certain specific and measurable annual and long-term business performance objectives.

Shareholder Alignment	NEOs should be compensated through pay elements (base salaries, annual- and long-term equity incentives) designed to create long-term value for our shareholders, as well as foster a culture of ownership.

Attraction and Retention	The executive compensation program should enable the Corporation to attract highly-talented people with exceptional leadership capabilities and retain high-caliber talent.

Elements of Compensation

Our compensation philosophy is supported by the following principal compensation elements:

Element	Rationale
Base salary	Base salary provides a predictable level of current income to provide the NEO with a certain amount of stability and assists the Corporation in attracting and retaining qualified executives.

Performance-based annual incentive opportunity	The annual incentive program is designed to reward the NEOs for achieving critical, short-term financial performance goals, as well as achieving individual objectives.

Long-term equity-based awards	Grants of restricted stock units under the Amended and Restated Extended Stay America Long-Term Incentive Plan (the “Equity Incentive Plan”) provide incentives for NEOs to execute on longer-term financial/strategic goals that drive shareholder value creation and support the Corporation’s retention strategy.

Participation in general employee benefit programs	A standard package of employee benefits is maintained by ESA Management to provide employees, including the NEOs, with retirement savings opportunities, medical coverage and other reasonable welfare benefits.

Our Decision Making Process

The Role of the Compensation Committee

The Compensation Committee oversees the executive compensation program for our NEOs. The Committee is comprised of a majority of independent non-employee members of the Board. The Committee works very closely with its independent consultant and management to examine the effectiveness of the Company’s executive compensation program throughout the year. Details of the Committee’s authority and responsibilities are specified in the Committee’s charter, which may be accessed at our website, www.esa.com, by clicking “Investor Relations,” and then “Corporate Governance.”

The Committee makes all final compensation and equity award decisions regarding our NEOs.

The Role of Management

While only Committee members make decisions regarding executive compensation, at the request of the Committee, members of our senior management team typically attend meetings during which executive compensation, Corporation and individual performance, and competitive compensation levels and practices are discussed and evaluated. The Committee also receives recommendations from the CEO regarding the compensation of our other executive officers, including the other NEOs. The CEO does not participate in the deliberations of the Committee regarding his own compensation.

The Role of the Independent Consultant

Pursuant to authority granted to it under its charter, the Committee engages Pearl Meyer as its independent compensation consultant to provide expertise on competitive pay practices, program design, and an objective assessment of any inherent risks of any programs. Pearl Meyer reports directly to the Committee and does not provide any additional services to management. The Committee has conducted an independence assessment of Pearl Meyer in accordance with SEC rules and has determined that work performed by Pearl Meyer does not create a conflict of interest.

The Role of Peer Groups

As part of our compensation philosophy, our executive compensation program is designed to attract, motivate and retain our NEOs in an increasingly competitive and complex talent market. As such, the Committee evaluates industry-specific and general market compensation practices and trends to ensure that our program remains appropriately competitive.

For all of the NEOs, cash compensation amounts have been set to provide a certain degree of financial security at levels that are believed to be competitive for similar positions in the marketplace in which we compete for management talent. In addition, the annual incentive program has been designed to meaningfully reward strong annual Company performance, in order to motivate participants to strive for the Company’s continued growth and profitability. In 2016, the compensation program continued to evolve to support the Corporation’s and ESH REIT’s long-range business goals and growth strategies.

The Committee periodically considers publicly-available data for informational purposes when making its compensation-related decisions. However, market data is not the sole determinant of the Corporation’s practices or executive compensation levels. When determining base salaries and incentive opportunities for the NEOs, the Committee also considers the performance of the Corporation and the individual, the nature of an individual’s role within the Corporation, as well as experience and contributions in his current role. For 2016, the Compensation Committee did not materially rely on a particular group of companies for benchmarking purposes.

However, for purposes of setting compensation for 2017, the Committee, based on recommendations from Pearl Meyer, approved the following Compensation Peer Group, which includes the following 15 industry peer companies and eight REIT peer companies:

Industry Peer Companies	REIT Peer Companies

• Boyd Gaming Corporation	• Ashford Hospitality Trust, Inc.

• Brinker International, Inc.	• Diamondback Hospitality Co.

• Cedar Fair, L.P.	• FelCor Lodging Trust Incorporated

• Chipotle Mexican Grill, Inc.	• Host Hotels & Resorts, Inc.

• Choice Hotels International Inc.	• LaSalle Hotel Properties

• Dave & Buster’s Entertainment, Inc.	• RLJ Lodging Trust

• DineEquity, Inc.	• Ryman Hospitality Properties, Inc.

• Dunkin’ Brands Group, Inc.	• Sunstone Hotel Investors, Inc.

• GNC Holdings, Inc.

• Hyatt Hotels Corporation

• La Quinta Holdings, Inc.

• Panera Bread Company

• Six Flags Entertainment Corporation

• The Wendy’s Company

• Vail Resorts Inc.

The 2016 Executive Compensation Program in Detail

Base Salary

Base salary is considered together with the annual cash incentive opportunity as part of a cash compensation package. Generally, the Corporation believes that the base salary level should be aligned with the NEO’s position, duties and experience, be reasonable relative to the other NEOs’ base salaries and be set at a level that is competitive as compared to salaries for similar positions within companies or markets from which we recruit talent.

The Compensation Committee reviews the compensation of each of the NEOs in May of each year, including base salary, and makes recommendations with respect to changes based on performance.

For fiscal year 2016, base salaries for the NEOs were as follows: $1,030,000 for Mr. Lopez; $583,495 for Mr. Halkyard; $515,000 for Mr. Bardenett; $432,600 for Mr. Henry; and $360,500 for Mr. Dent.

Annual Cash Incentive Awards

The 2016 Annual Incentive Program provided our NEOs the opportunity to earn a performance-based annual cash bonus. Actual award payouts depend on the achievement of pre-established performance objectives and can range from 0% to 200% of target award amounts. For 2016, each of our NEOs was eligible to earn a target annual award equal to 100% of their annual base salary. The Committee also considered market data in setting the following threshold, target and maximum award opportunities for 2016:

NEO	Base Salary	Annual Incentive Opportunity
		Threshold (50% of Base Salary)	Target (100% of Base Salary)	Maximum (200% of Base Salary)
Gerardo I. Lopez	$1,030,000	$515,000	$1,030,000	$2,060,000
Jonathan S. Halkyard	$583,495	$291,748	$583,495	$1,166,990
Thomas J. Bardenett	$515,000	$257,500	$515,000	$1,030,000
Kevin A. Henry	$432,600	$216,300	$432,600	$865,200
John R. Dent	$360,500	$180,250	$360,500	$721,000

For 2016, annual incentive awards were based on achievement of Adjusted EBITDA goals (weighted at 100%). Adjusted EBITDA provides a useful illustration of our financial performance and the ongoing operations of our business, since the adjustments exclude certain expenses that are not indicative of our recurring core operating results. Consistent with the Committee’s philosophy to set target payout levels such that the relative difficulty of achieving the goal is anticipated to be consistent from year to year, for 2016, the target Adjusted EBITDA performance level represented an 8% increase over 2015 performance levels. Further, the target Adjusted EBITDA performance level reflects (when set) the expectations of the general economic and industry factors for the coming year and the results of management’s initiatives to improve the performance of the Company.

The following table summarizes the threshold, target and maximum Adjusted EBITDA goals, as well as actual results for fiscal 2016. Straight-line interpolation is applied for performance above threshold. For purposes of the annual incentive awards, “EBITDA” refers to Adjusted EBITDA of the Company, as defined in our combined annual report on Form 10-K for the year ended December 31, 2016.

Performance Measure	Threshold	Target	Maximum	Actual
Adjusted EBITDA (in millions)	$600	$633	$651	$616

Based on the above results, for 2016, the Compensation Committee determined that the Corporation’s EBITDA targets were achieved as to 74%. Messrs. Lopez, Halkyard, Bardenett, Henry and Dent earned bonuses of $762,200, $426,786, $381,100, $320,124 and $266,770, respectively. The 2016 bonuses were paid in March 2017.

Equity Incentive Awards

Our NEOs are eligible for long-term equity incentives, all of which are issued under the terms of our Equity Incentive Plan, which is designed to provide incentives for NEOs to execute on longer-term financial/strategic goals that drive shareholder value creation and support the Corporation’s retention strategy. To this end, our approach to long-term incentive compensation includes a combination of performance-based and time-vested equity awards, as shown in the table below.

Type of Equity Award	Weighting	Description
Performance-Based Restricted Stock	70%

•       1/2 (35%) of the award vests based on the achievement of Adjusted EBITDA goals.

•       1/2 (35%) of the award vests based on relative Total Shareholder Return (“rTSR”) against a comparator group of companies over a three-year performance period.

Time-Based Restricted Stock	30%	• Awards vest 1/3rd per year over three years.

The table below shows the long-term incentive award values granted for fiscal 2016 for each of the NEOs (as presented in the Grants of Plan-Based Awards Table):

NEO	Performance-Based Restricted Stock (70%)		Time-Based Restricted Stock (30%)	Total Value
	Adjusted EBITDA (35%)	rTSR (35%)
Gerardo I. Lopez*	$4,432,050	$3,789,450	$3,798,900	$12,020,400
Jonathan S. Halkyard	$225,162	$192,504	$192,998	$610,664
Thomas J. Bardenett	$149,705	$128,011	$128,318	$406,034
Kevin A. Henry	$166,926	$142,736	$143,078	$452,740
John R. Dent	$139,110	$118,941	$119,243	$377,294
*	Mr. Lopez’s grant of restricted stock was made pursuant to his 2015 letter agreement.

A Closer Look at Performance-Based Restricted Stock.

•	Adjusted EBITDA. The performance-based restricted stock units subject to Adjusted EBITDA targets (“Adjusted EBITDA RSUs”) are eligible to vest as to one-third annually over a three-year period, with achievement for each annual period measured based on achievement of an annual Adjusted EBITDA target. For example, with respect to Adjusted EBITDA RSUs that were granted in 2016, one-third of such Adjusted EBIDTA RSUs were eligible to vest based on 2016 Adjusted EBITDA results (measured against the 2016 Adjusted EBITDA target determined by the Committee), and the remaining two-thirds will be eligible to vest as to one-third based on each of 2017 Adjusted EBITDA and 2018 Adjusted EBITDA results (measured against the 2017 Adjusted EBITDA and 2018 Adjusted EBITDA targets, respectively, as determined by the Committee in the first quarter of each respective year).

In February of 2016, the Committee established the following threshold, target and maximum performance levels for Adjusted EBITDA RSUs eligible to vest during the 2016 annual performance period: threshold, $600 million; target, $633 million, and maximum, $651 million. The Committee determined that based on Adjusted EBITDA results of $616 million for the 2016 performance period, 74% of the target was earned. The table below indicates the number of Paired Shares issued in settlement of Adjusted EBITDA RSUs which were granted in 2015 and 2016 (in each case, relating to the one-third of the grant that was eligible to vest over the 2016 annual performance period) based on achievement of 74% of target.

	Vested Over the 2016 Annual Performance Period
NEO	2015 Adjusted EBITDA RSUs	2016 Adjusted EBITDA RSUs
Gerardo I. Lopez	—	77,700
Jonathan S. Halkyard	2,054	3,948
Thomas J. Bardenett	1,867	3,484
Kevin A. Henry	1,494	2,927
John R. Dent	1,120	2,439

•	rTSR: 2016-2018 Performance Cycle. The performance-based restricted stock units subject to rTSR targets (“rTSR RSUs”) are eligible to vest at the end of a three-year performance period based on the relative TSR of the Corporation as compared to the results of a specific comparator group (see list below) during the three-year performance period. Payouts can range from 0% to 150% based on the Corporation’s TSR achievement versus that of the comparator group. If the Corporation’s TSR is negative, the maximum payout is limited to 100%.

Performance Level	Performance Ranking	Paired Shares Earned as a Percentage of Target
< Threshold	< 35th %tile	0%
Threshold	35th %tile	50%
Target	Median	100%
Maximum	75th %tile	150%

With respect to the rTSR RSUs granted in 2016, the specific comparator group consisted of the following companies: Ashford Hospitality Trust, Ashford Hospitality Prime, Chatham Lodging Trust, Cheasapeake Lodging Trust, Choice Hotels International, Diamondrock Hospitality, Diamond Resorts International, FelCor Lodging Trust, Hersha Hospitality Trust, Hilton Worldwide Holding, Hospitality Properties Trust, Host Hotels and Resorts, Hyatt Hotels, Interval Leisure Group, La Quinta Holding, LaSalle Hotel Properties, Marriott International, Marriott Vacations Worldwide, Morgans Hotel Group, Pebblebrooke Hotel Trust, Red Lion Hotels, RJL Lodging Trust, Ryman Hospitality Properties, Sotherly Hotels, Starwood Hotels and Resorts, Strategic Hotels and Resorts, Summit Hotel Properties, Sunstone Hotel Investors, The Marcus Corporation and Wyndham Worldwide.

Other Practices, Policies and Guidelines

Stock Ownership Guidelines

Because we believe holding equity interests in the Corporation will encourage executives and members of our Board from taking excessive business risks, we maintain stock ownership guidelines to encourage our key executives to own stock at least equal in value to a multiple of base salary as follows: Mr. Lopez, five times; Mr. Halkyard, four times; and each of Messrs. Bardenett, Henry and Dent, three times. Shares that count towards satisfaction of these stock ownership generally include shares owned by the participant and vested restricted stock units. Our NEOs generally have a five-year period to meet the holding requirements.

Anti-Hedging Policy

We prohibit the NEOs and other executives from engaging in transactions designed to insulate them from changes in the Corporation’s stock price. Therefore, the Corporation has an Anti-Hedging Policy that prohibits our NEOs from entering into transactions that include (without limitation) equity swaps or short sales of our securities, margin accounts or pledges of our securities, and hedges or monetization transactions involving our securities that are designed to hedge or offset any decrease in the market value of securities. In addition, the purchase or sale of puts, calls, options, or other derivative securities based on the Corporation’s securities is prohibited under this policy, and borrowing against any account in which our securities are held is prohibited.

Clawback Policy

Awards are subject to clawback or recapture to the extent required by applicable law.

Benefit Programs

The Corporation offers executive officers, including the NEOs, participation in health and welfare benefit programs in the same manner as other employees, including participation in ESA Management’s 401(k) Plan. Pursuant to the 401(k) Plan, executive officers are eligible to receive employer matching contributions, which vest over an employee’s initial three-year service period. Each of the NEOs participates in the 401(k) Plan.

Effective June 9, 2016, ESA Management sponsors the ESA Management, LLC Deferred Compensation Plan, in which each of our NEOs may participate. In 2016, none of the NEOs participated and no employer matching contributions were made in 2016.

Perquisites

We provide limited perquisites to our NEOs when determined to be necessary and appropriate, including payment of certain relocation expenses for executives who were not located in Charlotte, North Carolina at the time of their hiring. During 2016, ESA Management reimbursed Messrs. Lopez, Bardenett and Dent for reasonable transportation expenses incurred in connection with their commuting to Charlotte, North Carolina. Pursuant to the terms of his letter agreement, Mr. Lopez is entitled to a housing allowance of $3,000 per month and a related gross-up for such amount, which benefit shall be continued for so long as he continues to commute to Charlotte, North Carolina. Pursuant to the terms of his letter agreement, each of Mr. Bardenett and Mr. Dent is entitled to a housing allowance of $2,000 per month and a related gross-up for such amount, which benefit shall be continued for so long as he continues to commute to Charlotte, North Carolina.

Termination Arrangements

Each of the NEOs is entitled to severance benefits as a participant under the Severance Plan. In addition, each of the NEOs is entitled to benefits upon a Change in Control pursuant to their equity award agreements as described under “—Potential Payments Upon Termination or Change in Control.”

Reimbursement by ESH REIT

Certain of our NEOs provide services to ESH REIT pursuant to the terms of a services agreement between ESA Management, the Corporation and ESH REIT (the “Services Agreement”). Pursuant to the Services Agreement, certain employees of ESA Management, including its executive officers, may provide services to ESH REIT, subject to ESH REIT’s reimbursement, at cost, for the amount of any direct or indirect expenses incurred by ESA Management in connection with the provision of the services of such personnel.

The Services Agreement provides that ESH REIT, the Corporation and ESA Management agree to allocate fairly and reasonably between them any overhead costs and expenses, including, without limitation, facility costs, which include costs for rental of space, legal and accounting expenses, telephone and fax costs, travel expenses, costs of technical and communication support, and shared administration and other similar office expenses. With respect to the compensation of our NEOs who provide services to ESH REIT, ESH REIT reimburses ESA Management a pro rata portion of the personnel costs attributable to the NEOs. Personnel costs include all compensation costs incurred by ESA Management or the Corporation in connection with the employment by ESA Management of our NEOs, including, without limitation, salary, incentive compensation, any profit sharing and 401(k) plans, medical and other insurance, fringe benefits, and severance costs, employment taxes and other similar employment expenses, and all costs relating to awards under the Equity Incentive Plan. The allocation is expressed as a percentage of the NEO’s total working time, calculated based on the time dedicated by each of our NEOs to ESH REIT. Such allocations shall be mutually determined by ESH REIT, the Corporation and ESA Management on a commercially reasonable basis and may be determined on a calendar year, calendar quarter or other period basis.

For the 2016 fiscal year, ESH REIT, the Corporation and ESA Management determined that the amounts owed by ESH REIT to ESA Management in respect of services provided by our NEOs to ESH REIT were as follows: (i) Mr. Lopez, $3.7 million, (ii) Mr. Halkyard, $0.5 million; and Mr. Dent, $0.2 million. Amounts reported in the Summary Compensation Table include the amounts paid to each NEO by ESA Management and the Corporation in respect of 2016, and such amounts are not offset by the amounts reimbursed by ESH REIT.

Actions in 2017

Following a review of the overall executive compensation package of each of our NEOs, the Compensation Committee determined that it was appropriate for each of our NEOs (other than Mr. Lopez) to receive grants of restricted stock units, which were approved by the Compensation Committee on February 21, 2017 pursuant to the Equity Incentive Plan. Pursuant to his 2015 letter agreement, Mr. Lopez will not be eligible for additional grants of restricted stock units until 2019.

Impact of Tax Consideration on Compensation

Section 162(m) of the Code limits the Corporation’s deduction for compensation paid to the NEOs (with the exception of the chief financial officer) named in the Summary Compensation Table to $1 million during the tax year, subject to certain permitted exceptions. The Equity Incentive Plan has been structured so that awards of stock options, stock appreciation rights and certain performance awards may be granted in a manner that satisfies the exception under Section 162(m) of the Code for qualified “performance-based compensation,” and similarly, the Extended Stay America, Inc. Annual Incentive Plan has been structured so that annual performance-based incentive awards made thereunder would also satisfy the exception under Section 162(m). However, although the Compensation Committee will consider the impact of Section 162(m) of the Code in making its compensation decisions, it believes the tax deduction is only one of several relevant considerations in setting compensation. Accordingly, if it is deemed appropriate to provide compensation that does not constitute qualified performance-based compensation, the Compensation Committee may do so and, in such event, certain portions of compensation paid to the NEOs may not be deductible for federal income tax purposes by reason of Section 162(m) of the Code.

Summary Compensation Table

The following table sets forth the portion of compensation paid to the NEOs that is attributable to services performed during the fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Gerardo I. Lopez	2016	$1,030,000	—	$12,020,400	$762,200	$97,563	(2)	$13,910,163
President and Chief Executive Officer	2015	$356,164	$400,000	$4,449,000	—	$51,482		$5,256,646
	2014	—	—	—	—	—		—

Jonathan S. Halkyard,	2016	$583,495	—	$610,664	$426,786	$16,261	(3)	$1,637,206
Chief Financial Officer	2015	$560,714	—	$2,344,423	$558,668	$83,240		$3,547,045
	2014	$550,000	—	$949,988	$47,973	$197,035		$1,744,996

Thomas J. Bardenett,	2016	$515,000	—	$406,034	$381,100	$105,310	(4)	$1,437,932
Chief Operating Officer	2015	$500,000	$175,000	$2,397,627	$492,048	$79,105		$3,643,780
	2014	—	—	—	—	—		—

Kevin A. Henry,	2016	$432,600	—	$452,740	$320,124	$12,509	(5)	$1,217,973
Chief Human Resources Officer	2015	$412,986	—	$318,116	$417,900	$5,446		$1,154,448
	2014	$149,041	$140,000	$925,600	$14,249	—		$1,228,890

John R. Dent,	2016	$360,500	—	$377,294	$266,770	$114,371	(6)	$1,118,935
General Counsel and Corporate Secretary	2015	—	—	—	—	—		—
	2014	—	—	—	—	—		—

(1)	The amounts included in the “Stock Awards” column represent the grant date fair value of the restricted stock units granted, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 14—Equity-Based Compensation to the audited consolidated and combined financial statements of Extended Stay America, Inc. included in the combined annual report on Form 10-K for the fiscal year ended December 31, 2016 of the Corporation and ESH REIT.
(2)	This amount includes (i) $36,000 in Mr. Lopez’s cost of living allowance and a related gross-up of $20,914, (ii) $19,899 in cost of travel to and from Charlotte, North Carolina and a related gross-up of $7,567, (iii) $13,000 in matching contributions made to the 401(k) Plan on behalf of Mr. Lopez and (iv) $183 in long-term disability costs paid by Extended Stay America.
(3)	This amount includes (i) $16,078 in matching contributions made to the 401(k) Plan on behalf of Mr. Halkyard and (ii) $183 in long-term disability costs paid by Extended Stay America.
(4)	This amount includes (i) $24,000 in Mr. Bardenett’s cost of living allowance and a related gross-up of $18,172, (ii) $34,487 in cost of travel to and from Charlotte, North Carolina and a related gross-up of $13,965, (iii) $14,503 in matching contributions made to the 401(k) Plan on behalf of Mr. Bardenett and (v) $183 in long-term disability costs paid by Extended Stay America.
(5)	This amount includes (i) $12,326 in matching contributions made to the 401(k) Plan on behalf of Mr. Henry and (ii) $183 in long-term disability costs paid by Extended Stay America.
(6)	This amount includes (i) $24,000 in Mr. Dent’s cost of living allowance and a related gross-up of $14,948, (ii) $48,089 in cost of travel to and from Charlotte, North Carolina and a related gross-up of $22,305, (iii) $4,846 in matching contributions made to the 401(k) Plan on behalf of Mr. Dent and (v) $183 in long-term disability costs paid by Extended Stay America.

Grants of Plan-Based Awards

The following table summarizes the awards granted to each of the NEOs during the fiscal year ended December 31, 2016. The estimated possible payouts of the non-equity incentive plan awards in 2016 and the performance measures used to calculate such awards are discussed above in the section entitled “Cash Bonus Awards.”

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Paired Shares of Stock or Units (#)		Grant Date Fair Value of Paired Shares of Stock or Units
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Gerardo I. Lopez	—	$0	$1,030,000	$2,060,000
	2/24/2016	—	—	—	—	—	—		270,000	(1)	$3,798,900
	2/24/2016	—	—	—	157,500	315,000	630,000	(2)	—		$4,432,050	(4)
	2/24/2016	—	—	—	157,500	315,000	472,500	(3)	—		$3,789,450	(4)
Jonathan S. Halkyard	—	$0	$583,495	$1,166,990
	2/24/2016	—	—	—	—	—	—		13,717	(1)	$192,998
	2/24/2016	—	—	—	8,002	16,003	32,006	(2)	—		$225,162	(4)
	2/24/2016	—	—	—	8,001	16,002	24,003	(3)	—		$192,504	(4)
Thomas J. Bardenett	—	$0	$515,000	$1,030,000
	2/24/2016	—	—	—	—	—	—		9,120	(1)	$128,318
	2/24/2016	—	—	—	5,320	10,640	21,280	(2)	—		$149,705	(4)
	2/24/2016	—	—	—	5,321	10,641	15,962	(3)	—		$128,011	(4)
Kevin A. Henry	—	$0	$432,600	$865,200
	2/24/2016	—	—	—	—	—	—		10,169	(1)	$143,078
	2/24/2016	—	—	—	5,932	11,864	23,728	(2)	—		$166,926	(4)
	2/24/2016	—	—	—	5,933	11,865	17,798	(3)	—		$142,736	(4)
John R. Dent	—	$0	$360,500	$721,000
	2/24/2016	—	—	—	—	—	—		8,475	(1)	$119,243
	2/24/2016	—	—	—	4,944	9,887	19,774	(2)	—		$139,110	(4)
	2/24/2016	—	—	—	4,944	9,887	14,831	(3)	—		$118,941	(4)

(1)	Represents grant of service-based restricted stock units made on February 24, 2016. Under the terms of the award agreement, one-third of the restricted stock units vested on March 12, 2017 and one-third of the restricted stock units are scheduled to vest on each of March 12, 2018, and March 12, 2019.
(2)	Represents grant of performance-based restricted stock units with annual EBITDA performance vesting conditions. Under the terms of the award agreement, the restricted stock units vested on December 31, 2016, with the ability to earn Paired Shares in a range of 0% to 200% of the awarded number of restricted stock units based on linear interpolation of the achievement of an annual EBITDA performance target. For 2016, this award vested as to 74.0%.
(3)	Represents grant of performance-based restricted stock units granted on February 24, 2016 with market vesting conditions. Under the terms of the award agreement, the restricted stock units are scheduled to vest on December 31, 2019, with the ability to earn Paired Shares in a range of 0% to 150% of the awarded number of restricted stock units based on linear interpolation of the total shareholder return of a Paired Share relative to the total shareholder return of other publicly traded lodging companies identified in the award agreement.
(4)	Grant date fair value of restricted stock units with annual performance vesting conditions and market vesting conditions assumes that awards will vest at target. If highest levels of performance and market conditions are achieved, grant date fair value would be higher.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of securities underlying the equity awards held by each of the NEOs as of the fiscal year ended December 31, 2016.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Paired Shares, Units or Other Rights that Have Not Yet Vested (#)(1)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Paired Shares, Units or Other Rights that Have Not Yet Vested ($)(1)
Gerardo I. Lopez	336,666	(2)(3)	$5,437,156	617,500	(2)(4)	$9,972,625
Jonathan S. Halkyard	89,958	(5)(6)	$1,452,822	25,607	(5)(7)	$413,545
Thomas J. Bardenett	71,272	(8)(9)	$1,151,043	22,785	(8)(10)	$367,978
Kevin A. Henry	28,884	(11)(12)	$466,477	17,188	(11)(13)	$277,578
John R. Dent	12,511	(14)(15)	$202,053	15,320	(14)(16)	$247,418

(1)	As of December 31, 2016, the fair market value of a Paired Share was $16.15. The number of Paired Shares included in this column includes (x) restricted stock units subject to annual EBITDA performance vesting conditions and (y) restricted stock units subject to vesting based on total shareholder return, in each case, as described in the Grants of Plan-Based Awards Table.
(2)	Mr. Lopez’s vested restricted stock units will be settled on the 15th day of March (or, in any year when the 15th day of March falls on a non-business day, the business day immediately prior to such date) or the 15th day of September (or, in any year when the 15th day of September falls on a non-business day, the business day immediately prior to such date) immediately following the applicable vesting date.
(3)	Mr. Lopez’s service-based restricted stock units are scheduled to vest as follows: (i) 33,333 on August 31, 2017, (ii) 90,000 on March 12, 2018, (iii) 33,333 on August 31, 2018 and (iv) 90,000 on March 12, 2019. 33,334 of Mr. Lopez’s restricted stock units, which vested on August 31, 2016, were settled on September 15, 2016 and 90,000 of Mr. Lopez’s restricted stock units, which vested on March 12, 2017, were settled on March 15, 2017.
(4)	For Mr. Lopez, the restricted stock units included in this column exclude 77,700 shares that vested at 74.0% based on 2016 performance and which were settled on March 15, 2017.
(5)	Mr. Halkyard’s vested restricted stock units will be settled on the 15th day of March (or, in any year when the 15th day of March falls on a non-business day, the business day immediately prior to such date) immediately following the applicable vesting date.
(6)	Mr. Halkyard’s service-based restricted stock units are scheduled to vest as follows: (i) 9,420 on March 3, 2018, (ii) 8,272 on March 12, 2018 and (iii) 4,572 on March 12, 2019. 67,694 of Mr. Halkyard’s restricted stock units, which vested in January and March, 2017, were settled on March 15, 2017.
(7)	For Mr. Halkyard, the restricted stock units included in this column exclude 6,002 shares that vested at 74.0% based on 2016 performance and which were settled on March 15, 2017.
(8)	Mr. Bardenett’s vested restricted stock units will be settled on the 15th day of March (or, in any year when the 15th day of March falls on a non-business day, the business day immediately prior to such date) immediately following the applicable vesting date.
(9)	Mr. Bardenett’s service-based restricted stock units are scheduled to vest as follows: (i) 7,399 on March 12, 2018 and (ii) 4,036 on March 12, 2019. 59,838 of Mr. Bardenett’s restricted stock units, which vested in January and March, 2017, were settled on March 15, 2017.
(10)	For Mr. Bardenett, the restricted stock units included in this column exclude 5,351 shares that vested at 74.0% based on 2016 performance and which were settled on March 15, 2017.

(11)	Mr. Henry’s vested restricted stock units will be settled on the 15th day of March (or, in any year when the 15th day of March falls on a non-business day, the business day immediately prior to such date) immediately following the applicable vesting date.
(12)	Mr. Henry’s service-based restricted stock units are scheduled to vest as follows: (i) 13,333 on August 18, 2017, (ii) 6,081 on March 12, 2018 and (iii) 3,389 on March 12, 2019. 19,414 of Mr. Henry’s restricted stock units, which vested in August 2016 and March 2017, were settled on March 15, 2017.
(13)	For Mr. Henry, the restricted stock units included in this column exclude 4,421 shares that vested at 74.0% based on 2016 performance and which were settled on March 15, 2017.
(14)	Mr. Dent’s vested restricted stock units will be settled on the 15th day of March (or, in any year when the 15th day of March falls on a non-business day, the business day immediately prior to such date) immediately following the applicable vesting date.
(15)	Mr. Dent’s service-based restricted stock units are scheduled to vest as follows: (i) 4,843 on March 12, 2018 and (ii) 2,825 on March 12, 2019. 4,843 of Mr. Dent’s restricted stock units, which vested in March 2017, were settled on March 15, 2017.
(16)	For Mr. Dent, the restricted stock units included in this column exclude 3,559 shares that vested at 74.0% based on 2016 performance and which were settled on March 15, 2017.

Stock Vested or Settled

The following table summarizes the vested or settled Paired Shares acquired by each of the NEOs during the fiscal year ended December 31, 2016.

	Stock Awards
Name	Number of Paired Shares Acquired on Vesting or Settlement (#)(1)	Value Realized on Vesting or Settlement ($)
Gerardo I. Lopez	111,034	$1,770,158
Jonathan S. Halkyard	171,315	$2,854,108
Thomas J. Bardenett	63,612	$1,059,776
Kevin A. Henry	22,414	$373,417
John R. Dent	7,052	$117,486

(1)	Represents Paired Shares received in settlement of vested restricted stock units granted under the Equity Incentive Plan.

Potential Payments Upon Termination or Change in Control

The summary description and tables below describe the arrangements that were in effect for each of our NEOs as of December 31, 2016. As of such date, each of our NEOs was subject to the terms of the Severance Plan.

Severance Plan

The Severance Plan provides that in the event a participant is terminated without Cause or by the participant for Good Reason, the participant shall be entitled to the following payments and benefits (collectively, the “Severance Plan Benefits”), subject to execution and delivery of a release of claims:

•	a cash payment equal to the sum of (A) 1.0 x annual base salary in effect immediately prior to the date of termination, and (B) 1.0 x target annual bonus for the year in which termination occurs, payable in a single lump sum within sixty (60) days following the date of termination (for Mr. Lopez, 1.5 x in both instances);

•	continued eligibility to participate in ESA Management’s group health plans pursuant to COBRA, provided, that, for 12 months following the date of termination, the participant shall be responsible for the payment of the portion of the costs associated with such health coverage continuation equal to the amount paid by an active employee for similar coverage and ESA Management shall pay the balance of the cost for such coverage, provided, further, that ESA Management’s obligation to pay such balance shall cease if the participant becomes eligible to receive group health benefits under a program of a subsequent employer or otherwise; and

•	payment for executive outplacement services provided by a firm to be determined by ESA Management in its sole discretion for a period of six months following the date of termination.

Pursuant to the Severance Plan, each of our NEOs is bound by perpetual confidentiality and non-disparagement restrictions, and non-solicitation and non-competition restrictions that extend for the one-year period following a termination by ESA Management without Cause or by the executive for Good Reason.

Equity Awards

Upon a Change in Control, with respect to each of our NEOs, restricted stock units which are not vested as of the date of the Change in Control would vest immediately upon such Change in Control.

	Base Salary	Bonus Amount	Benefits Continuation(1)	Equity Acceleration(2)	Total
	Upon Termination by ESA Management without Cause or by the Executive for Good Reason
Gerardo I. Lopez	$1,545,000	$1,545,000	$19,587	—	$3,109,587
Jonathan S. Halkyard	$583,495	$583,495	$19,587	—	$1,186,577
Thomas J. Bardenett	$515,000	$515,000	$19,587	—	$1,049,587
Kevin A. Henry	$432,600	$432,600	$18,781	—	$883,981
John R. Dent	$360,500	$360,500	$19,587	—	$740,587

	Upon Termination by ESA Management without Cause or by the Executive for Good Reason in connection with a Change in Control(3)
Gerardo I. Lopez	$1,545,000	$1,545,000	$19,587	$15,409,781	$18,519,368
Jonathan S. Halkyard	$583,495	$583,495	$19,587	$1,866,375	$3,052,952
Thomas J. Bardenett	$515,000	$515,000	$19,587	$1,519,021	$2,568,608
Kevin A. Henry	$432,600	$432,600	$18,781	$744,063	$1,628,044
John R. Dent	$360,500	$360,500	$19,587	$449,471	$1,190,058

(1)	Amounts in this column represent the value of the benefits continuation and executive outplacement services provided under the Severance Plan.
(2)	Amounts in this column represent the value of the acceleration of restricted stock units which were outstanding as of December 31, 2016. As of December 31, 2016, the fair market value of a Paired Share was $16.15.
(3)	The equity acceleration reflected in this section of the table occurs upon a Change in Control (assumed to occur on December 31, 2016), whether or not there is a termination of employment.

For purposes of the equity awards, the terms below are generally defined as follows:

•

“Change in Control” is defined in the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan and generally means the occurrence of any of the following events with respect to the Corporation: (a) any person (other than the Sponsors or any person in connection with a non-control transaction as defined below) acquires securities of the Corporation representing fifty percent or more of the combined voting power of the Corporation’s then outstanding voting securities; (b) a majority of the members of the board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the board of directors serving immediately prior to such appointment or election; (c) any merger, consolidation or reorganization, unless shareholders immediately before such merger, consolidation or reorganization continue to own at least a majority of the combined voting power of such surviving entity following the transaction; (d) a complete liquidation or dissolution; or (e) sale or disposition of all or substantially all of the assets. A “non-control transaction” generally includes any transaction in which (a) shareholders immediately before such transaction continue to own at least a majority of the combined voting power of such resulting entity following the transaction; (b) a majority of the members of the board of directors immediately before such transaction continue to constitute at least a majority of the board of the surviving entity following such transaction; or (c) with certain exceptions, no person other than a Sponsor or any person who had beneficial ownership of more than fifty percent of the combined voting power of the Corporation’s then outstanding voting securities immediately prior to such transaction has beneficial ownership of more than fifty percent of the combined voting power of the surviving entity’s outstanding voting securities immediately after such transaction.

For purposes of the Severance Plan and certain of Mr. Halkyard’s restricted stock units, the terms below are generally defined as provided below:

•	“Cause” means with respect to the termination of a participant by ESA Management, such participant’s (i) refusal or neglect to perform substantially his employment-related duties or services, (ii) personal dishonesty, incompetence, willful misconduct or breach of fiduciary duty, (iii) indictment for, conviction of or entering a plea of guilty or nolo contendere to a crime constituting a felony or his willful violation of any applicable law (other than a traffic violation or other offense or violation outside of the course of employment or services to the Company which does not adversely affect the Company or its reputation or the ability of the participant to perform his employment-related duties or services or to represent the Company), (iv) failure to reasonably cooperate, following a request to do so by the Company, in any internal or governmental investigation of the Company or (v) material breach of any written covenant or agreement with the Company not to disclose any information pertaining to the Company or not to compete or interfere with the Company.

•	“Good Reason” means any of the following, without the participant’s written consent: (a) a material diminution in a participant’s base salary; (b) a material diminution in a participant’s authority, duties or responsibilities; (c) a material change in the geographic location at which the participant must perform the services; or (d) any other action or inaction that constitutes a material breach by the service recipient of the agreement under which the participant provides services; provided, however, that a termination by the participant for any of the reasons listed in (a) through (d) above shall not constitute termination for Good Reason unless the participant shall first have delivered to ESA Management written notice setting forth with specificity the occurrence deemed to give rise to a right to terminate for Good Reason (which notice must be given no later than sixty (60) days after the initial occurrence of such event), and ESA Management fails to cure such event within thirty (30) days after receipt of this written notice. The participant’s employment must be terminated for Good Reason within one hundred twenty (120) days after the occurrence of an event of Good Reason. A resignation by the participant for Good Reason effectively constitutes an involuntary separation from service within the meaning of Section 409A of the Code and Treas. Reg. Section 1.409A-1(n)(2). Good Reason shall not include the participant’s death or disability.

Report of the Compensation Committee

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Douglas G. Geoga, Chairman

William D. Rahm

Richard F. Wallman

Director Compensation

Following the completion of our initial public offering, the Compensation Committee adopted the Corporation’s director compensation program which provides that each of the independent directors receives an annual cash retainer of $65,000. Mr. Geoga received an additional $25,000 for serving as Chairman of the Board, and Messrs. Kussell and Wallman received an additional $6,500 and $15,000, respectively, in consideration of their serving as Nominating and Corporate Governance Committee Chair and Audit Committee Chair, respectively. The director compensation program also provides that each of the independent directors will receive an annual equity retainer with a value of $100,000. The table below sets forth the portion of the compensation paid to the members of the Board that is attributable to services performed during the fiscal year ended December 31, 2016.

Name	Fees earned or paid in cash ($)	Stock Awards ($)(1)		All Other Compensation ($)	Total ($)
Douglas G. Geoga,	$90,000	$91,788	(2)	—	$181,788
Chairman of the Board
Richard F. Wallman,	$80,000	$91,788	(3)	—	$171,788
Director
Kapila K. Anand,	$34,161	$77,353	(4)	—	$111,514
Director
William A. Kussell,	$37,339	—		—	$37,339
Director
William J. Stein,	—	—		—	—
Director(5)
Michael A. Barr,	—	—		—	—
Director(5)
William D. Rahm,	—	—		—	—
Director(5)
Gerardo I. Lopez,	—	—		—	—
Director(6)	—	—		—	—

(1)	The amounts included in the “Stock Awards” column represent the grant date fair value of the restricted stock units granted, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 14—Equity-Based Compensation to the audited consolidated and combined financial statements of Extended Stay America, Inc. included in the combined annual report on Form 10-K for the fiscal year ended December 31, 2016 of the Corporation and ESH REIT.
(2)	On May 17, 2016, Mr. Geoga was granted 6,519 restricted stock units. These restricted stock units are scheduled to vest annually over a three-year period such that one-third of the restricted stock units will vest on each of May 17, 2017, May 17, 2018 and May 17, 2019. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.
(3)	On May 17, 2016, Mr. Wallman was granted 6,519 restricted stock units. These restricted stock units are scheduled to vest annually over a three-year period such that one-third of the restricted stock units will vest on each of May 17, 2017, May 17, 2018 and May 17, 2019. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.
(4)	On August 4, 2016, Ms. Anand was granted 5,581 restricted stock units. These restricted stock units are scheduled to vest annually over a three-year period such that one-third of the restricted stock units will vest on each of August 4, 2017, August 4, 2018 and August 4, 2019. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.
(5)	Mr. Stein, Mr. Barr and Mr. Rahm did not receive any compensation for services rendered during 2016 as directors of the Corporation.
(6)	Mr. Lopez did not receive any compensation for services rendered during 2016 as a director of the Corporation. Mr. Lopez’s compensation for services rendered as President and Chief Executive Officer of the Company is reported in the Summary Compensation Table.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2016 with respect to the Paired Shares that may be issued under our existing equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	1,954,710	(1)	—	4,289,253	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	1,954,710	(1)	—	4,289,253	(2)

(1)	Includes 1,954,710 Paired Shares underlying restricted stock unit awards made under the amended and restated Extended Stay America, Inc. Long-Term Incentive Plan, assuming, as applicable, 100% vesting based on achievement of performance conditions.
(2)	This number represents the aggregate number of securities available for future issuance under both the amended and restated Extended Stay America, Inc. Long-Term Incentive Plan and the amended and restated ESH Hospitality, Inc. Long-Term Incentive Plan.

STOCK

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Corporation and ESH REIT shares of capital stock as of April 6, 2017 by:

•	each current director and director nominee of the Corporation;

•	each of the named executive officers of the Corporation;

•	each shareholder known to us to own beneficially more than 5% of the outstanding shares of the Corporation and ESH REIT shares of capital stock; and

•	all of the executive officers and current directors of the Corporation as a group.

Percentage of class beneficially owned is based on 194,219,420 Paired Shares, 250,493,583 shares of Class A common stock of ESH REIT and 21,202 shares of Corporation voting preferred stock outstanding as of April 6, 2017.

No individual entity owns, actually or constructively, more than 9.8% of the Paired Shares, as provided in the respective charters of the Corporation and ESH REIT.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Unless indicated below, to our knowledge, the persons and entities that the table names have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Paired Shares issuable upon the settlement of restricted stock units occurring within 60 days of the date of this Proxy Statement are deemed to be outstanding and to be beneficially owned by the person holding the restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the business address for each of our beneficial owners is c/o Extended Stay America, Inc., 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277:

	CORPORATION				ESH REIT†
	Shares of Common Stock Beneficially Owned		Shares of Voting Preferred Stock Beneficially Owned		Shares of Class B Common Stock Beneficially Owned		Total Shares of ESH REIT Common Stock Beneficially Owned		Paired Shares Beneficially Owned
Name and Address	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent
Investment funds affiliated with Centerbridge Partners, L.P.(1)	18,926,592	9.7%	7,035	33.2%	18,926,592	9.7%	18,926,592	4.3%	18,926,592	9.7%
c/o Centerbridge Partners, L.P. 375 Park Avenue, 12th Fl., New York, New York 10152
Investment funds and accounts affiliated with Paulson & Co. Inc.(2)	20,086,590	10.3%	7,036	33.2%	20,086,590	10.3%	20,086,590	4.5%	20,086,590	10.3%
c/o Paulson & Co. Inc. 1251 Avenue of the Americas, New York, New York 10020
Partnerships affiliated with The Blackstone Group L.P.(3)	19,987,598	10.3%	7,034	33.2%	19,987,598	10.3%	19,987,598	4.5%	19,987,598	10.3%
c/o The Blackstone Group L.P. 345 Park Avenue, New York, New York 10154
CI Global Investments Inc.(4)	11,927,047	6.1%	—	—	11,927,047	6.1%	11,927,047	2.7%	11,927,047	6.1%
FMR LLC(5)	11,853,793	6.1%	—	—	11,853,793	6.1%	11,853,793	2.7%	11,853,793	6.1%
Gerardo I. Lopez	111,889	*	—	—	111,889	*	111,889	*	111,889	*
Jonathan S. Halkyard(6)	208,250	*	—	—	208,250	*	208,250	*	208,250	*
Thomas J. Bardenett	74,311	*	—	—	74,311	*	74,311	*	74,311	*
Kevin A. Henry	27,938	*	—	—	27,938	*	27,938	*	27,938	*
John R. Dent	7,944	*	—	—	7,944	*	7,944	*	7,944	*

	CORPORATION				ESH REIT†
	Shares of Common Stock Beneficially Owned		Shares of Voting Preferred Stock Beneficially Owned		Shares of Class B Common Stock Beneficially Owned		Total Shares of ESH REIT Common Stock Beneficially Owned		Paired Shares Beneficially Owned
Name and Address	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent
Douglas G. Geoga(7)	468,276	*	7	*	468,276	*	468,276	*	468,276	*
Kapila K. Anand	—	—	—	—	—	—	—	—	—	—
Thomas F. O’Toole	—	—	—	—	—	—	—	—	—	—
Richard F. Wallman(8)	215,625	*	20	*	215,625	*	215,625	*	215,625	*
Michael A. Barr(9)	—	—	—	—	—	—	—	—	—	—
William D. Rahm(10)	—	—	—	—	—	—	—	—	—	—
William J. Stein(11)	—	—	—	—	—	—	—	—	—	—
All directors and executive officers of the Corporation, as a group (15 persons)	1,114,233	*	27	*	1,114,233	*	1,114,233	*	1,114,233	*

†	100% of the Class A common stock of ESH REIT or 250,493,583 shares of Class A common stock is held by the Corporation.

*	Less than 1%.

(1)	Reflects 3,564,824 Paired Shares and 1,325 shares of voting preferred stock held directly by Centerbridge Credit Partners, L.P., 4,368,237 Paired Shares and 1,624 shares of voting preferred stock held directly by Centerbridge Credit Partners TE Intermediate I, L.P., 1,530,235 Paired Shares and 569 shares of voting preferred stock held directly by Centerbridge Credit Partners Offshore Intermediate III, L.P., 4,564,230 Paired Shares and 1,696 shares of voting preferred stock held directly by Centerbridge Capital Partners AIV VI-A, L.P., 4,562,529 Paired Shares and 1,696 shares of voting preferred stock held directly by Centerbridge Capital Partners AIV VI-B, L.P., 305,618 Paired Shares and 114 shares of voting preferred stock held directly by Centerbridge Capital Partners Strategic AIV I, L.P. and 30,919 Paired Shares and 11 shares of voting preferred stock held directly by Centerbridge Capital Partners SBS, L.P.

Centerbridge Credit Partners General Partner, L.P. is the general partner of Centerbridge Credit Partners, L.P. and Centerbridge Credit Partners TE Intermediate I, L.P. Centerbridge Credit Partners Offshore General Partner, L.P. is the general partner of Centerbridge Credit Partners Offshore Intermediate III, L.P. Centerbridge Credit Cayman GP Ltd. is the general partner of Centerbridge Credit Partners General Partner, L.P. and Centerbridge Credit Partners Offshore General Partner, L.P. Centerbridge Associates, L.P. is the general partner of Centerbridge Capital Partners AIV VI-A, L.P., Centerbridge Capital Partners AIV VI-B, L.P. and Centerbridge Capital Partners Strategic AIV I, L.P. Centerbridge Cayman GP Ltd. is the general partner of Centerbridge Associates, L.P. CCP SBS GP, LLC is the general partner of Centerbridge Capital Partners SBS, L.P. Jeffrey H. Aronson and Mark T. Gallogly, the managing members of CCP SBS GP, LLC and the directors of Centerbridge Credit Cayman GP Ltd. and Centerbridge Cayman GP Ltd., share the power to vote and invest the Paired Shares and shares of voting preferred stock held by Centerbridge Credit Partners, L.P., Centerbridge Credit Partners TE Intermediate I, L.P., Centerbridge Credit Partners Offshore Intermediate III, L.P., Centerbridge Capital Partners AIV VI-A, L.P., Centerbridge Capital Partners AIV VI-B, L.P., Centerbridge Capital Partners Strategic AIV I, L.P. and Centerbridge Capital Partners SBS, L.P. Each of Messrs. Aronson and Gallogly disclaims beneficial ownership of such securities.

(2)	Paulson & Co. Inc. (“Paulson”), an investment advisor that is registered under the Investment Advisors Act of 1940, and its affiliates furnish investment advice to and manage onshore and offshore investments funds and separate managed accounts (such investment funds and accounts, the “Funds”). In its role as investment advisor or manager of the Funds, Paulson possesses voting and/or investment power over the Paired Shares and shares of voting preferred stock owned by the Funds. All Paired Shares and shares of voting preferred stock are owned by the Funds. Paulson disclaims beneficial ownership of such securities.

(3)	Reflects Paired Shares and shares of voting preferred stock held by the partnerships affiliated with The Blackstone Group L.P. (the “Partnerships”) as follows: 3,652,242 Paired Shares and 1,290 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.A-ESH L.P., 3,700,632 Paired Shares

and 1,307 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.B-ESH L.P., 1,234,232 Paired Shares and 436 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.C-ESH L.P., 24,888 Paired Shares and 9 shares of voting preferred stock directly held by Blackstone Real Estate Partners (AIV) VI-ESH L.P., 2,348,943 Paired Shares and 829 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.TE.1-ESH L.P., 5,049,488 Paired Shares and 1,783 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.TE.2-ESH L.P., 3,849,533 Paired Shares directly held by Blackstone Real Estate Partners VI.F-ESH L.P., 1,359 shares of voting preferred stock held directly by Blackstone Real Estate Partners VI.G-ESH L.P. and 60,758 Paired Shares and 21 shares of voting preferred stock directly held by Blackstone Real Estate Holdings VI L.P.

The general partner of each of Blackstone Real Estate Partners VI.A-ESH L.P., Blackstone Real Estate Partners VI.B-ESH L.P., Blackstone Real Estate Partners VI.C-ESH L.P., Blackstone Real Estate Partners (AIV) VI-ESH L.P., Blackstone Real Estate Partners VI.TE.1-ESH L.P., Blackstone Real Estate Partners VI.TE.2-ESH L.P., Blackstone Real Estate Partners VI.F-ESH L.P. and Blackstone Real Estate Partners VI.G-ESH L.P. is Blackstone Real Estate Associates VI-ESH L.P. The general partner of Blackstone Real Estate Holdings VI L.P. is BREP VI Side-by-Side GP L.L.C. The general partner of Blackstone Real Estate Associates VI-ESH L.P. is BREA VI-ESH L.L.C. The managing member of BREA VI-ESH L.L.C. and sole member of BREP VI Side-by-Side GP L.L.C. is Blackstone Holdings III L.P. The general partner of Blackstone Holdings III L.P. is Blackstone Holdings III GP L.P. The general partner of Blackstone Holdings III GP L.P. is Blackstone Holdings III GP Management L.L.C. The sole member of Blackstone Holdings III GP Management L.L.C. is The Blackstone Group L.P. The general partner of The Blackstone Group L.P. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly-owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman. Amounts beneficially owned also reflect 50,406 Paired Shares directly held by Mr. Schwarzman and 16,476 Paired Shares directly held by a foundation over which Mr. Schwarzman may be deemed to have investment and voting power. Each of such Blackstone entities (other than the Partnerships to the extent of their direct holdings) and Mr. Schwarzman may be deemed to beneficially own the Paired Shares and shares of voting preferred stock beneficially owned by the Partnerships directly or indirectly controlled by it or him, but each disclaims beneficial ownership of such securities.

(4)	CI Global Investments Inc. filed a Schedule 13G/A with the Securities and Exchange Commission on February 10, 2017 to report beneficial ownership of 11,927,047 Paired Shares held by Cambridge Global Asset Management as of December 31, 2016. CI Global Investments Inc. reports that Cambridge Global Asset Management has the sole power to vote and dispose of all such Paired Shares. The address for CI Global Investments Inc. is 2 Queen Street East, Twentieth Floor Toronto, Ontario, M5C 3G7.

(5)	FMR LLC filed a Schedule 13G with the Securities and Exchange Commission on February 14, 2017 to report beneficial ownership of 11,853,793 Paired Shares held by FMR LLC as of December 31, 2016. FMR LLC reports that it has the sole power to vote with respect to 1,895,817 Paired Shares and the sole power to dispose of all such Paired Shares. The address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(6)	Mr. Halkyard owns 10,000 Paired Shares through the Halkyard Family Trust. Mr. Halkyard serves as the trustee of the Halkyard Family Trust.

(7)	Mr. Geoga owns 353,276 Paired Shares and 7 shares of voting preferred stock through the Douglas Geoga Family Dynasty Trust. Michelle J. Geoga and Michael E. Dowdle, as the co-trustees of the Douglas Geoga Family Dynasty Trust, share the power to vote and invest the Paired Shares and shares of voting preferred stock, but each disclaims beneficial ownership of such securities. Mr. Geoga may be deemed to beneficially own the securities but disclaims beneficial ownership of such securities.

(8)	Mr. Wallman owns 80,005 Paired Shares through the Richard F. Wallman IRA, 13,800 Paired Shares through the Amy Wallman IRA, 9,800 Paired Shares through the Richard F. Wallman SEP and 18,200 Paired Shares through the Amy Wallman SEP.

(9)	Mr. Barr owns no Paired Shares or shares of voting preferred stock directly. Mr. Barr is an employee of Paulson, but disclaims beneficial ownership of the Paired Shares and shares of voting preferred stock beneficially owned by the investment funds affiliated with Paulson. See Note (2) above. The address for Mr. Barr is c/o Paulson & Co. Inc., 1251 Avenue of the Americas, New York, New York 10020.

(10)	Mr. Rahm owns no Paired Shares or shares of voting preferred stock directly. Mr. Rahm is an employee of Centerbridge, but disclaims beneficial ownership of the Paired Shares and shares of voting preferred stock beneficially owned by the investment funds affiliated with Centerbridge. See Note (1) above. The address for Mr. Rahm is c/o Centerbridge Partners, L.P., 375 Park Avenue, New York, New York 10152.

(11)	Mr. Stein owns no Paired Shares or shares of voting preferred stock directly. Mr. Stein is an employee of Blackstone, but disclaims beneficial ownership of the Paired Shares and shares of voting preferred stock beneficially owned by the partnerships affiliated with Blackstone. See Note (3) above. The address for Mr. Stein is c/o The Blackstone Group L.P., 345 Park Avenue, New York, New York 10154.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and each person who owns more than 10% of our outstanding Corporation common stock, to file reports of their stock ownership and changes in their ownership of our Corporation common stock with the SEC and the NYSE. These same people must also furnish us with copies of these reports and representations made to us that no other reports were required. We have performed a general review of such reports and amendments thereto filed in 2016. Based solely on our review of the copies of such reports furnished to us and inquiries we have made, as appropriate, to our knowledge all of our Section 16 officers and directors, and other persons who owned more than 10% of our outstanding common stock, fully complied with the reporting requirements of Section 16(a) during 2016, except for (i) the Form 4 for William Kussell, a former director, reporting one transaction filed on March 4, 2016, which was due on February 29, 2016 and (ii) two filings for each of Centerbridge Credit Cayman GP Ltd., CCP SBS GP, LLC and Centerbridge Cayman GP Ltd. made on Form 4, on a delayed basis, to report a change in the ultimate control of certain Centerbridge entities due to an internal restructuring that was reflected in prior Section 16 filings.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

Our Board has adopted a Related Party Transaction Policy, which is designed to monitor and ensure the proper review, approval, ratification and disclosure of related party transactions involving us. This policy applies to any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related party had, has or will have a direct or indirect material interest. The Audit Committee of the Board must review proposed related party transactions and may approve and ratify a related party transaction if such transaction is consistent with the Related Party Transaction Policy and is on terms, taken as a whole, which the Audit Committee believes are no less favorable to the Corporation than could be obtained in an arm’s-length transaction with an unrelated third party, unless the Audit Committee otherwise determines that the transaction is not in the best interests of the Corporation. Any related party transaction or modification of such transaction which the Board has approved or ratified by the affirmative vote of a majority of directors, who do not have a direct or indirect material interest in such transaction, does not need to be approved or ratified by the Audit Committee. In addition, related party transactions involving compensation will be approved by the Compensation Committee in lieu of the Audit Committee.

Related Party Transactions

This section describes related party transactions between us and our directors, executive officers and 5% shareholders and their immediate family members that have occurred during the fiscal year ended December 31, 2016. Please also see “Certain Relationships and Related Party Transactions—Related Party Transactions” in ESH REIT’s Proxy Statement for a description of the related party transactions between us and ESH REIT that have occurred during the fiscal year ended December 31, 2016, which information is incorporated by reference herein.

Preferred Stock

Investment funds of Centerbridge, Paulson and Blackstone held 21,105 shares of the Corporation’s voting preferred stock as of December 31, 2016.

Stockholders Agreement

In connection with the initial public offering, the Corporation and ESH REIT entered into a stockholders agreement with the Sponsors. The following description of the terms of the stockholders agreement is qualified in its entirety by reference to the stockholders agreement filed as Exhibit 4.1 to our current report on Form 8-K filed on November 18, 2013.

Representation. Each Sponsor has the right to nominate one director to the Boards for so long as such Sponsor owns at least 5% of the outstanding Paired Shares. The Sponsors have the right to designate the members of the Audit Committees, Compensation Committees and Nominating and Corporate Governance Committees (or committees similar to any of the foregoing). The Sponsors also entered into a voting agreement obligating each Sponsor to vote for the other Sponsors’ nominees to the Boards. The Sponsors have the right to jointly nominate a sufficient number of additional directors to establish majority control of the Boards. The Sponsors’ right to jointly nominate such directors falls away if the Sponsors’ ownership falls below 50% of the outstanding Paired Shares, not counting any of the Paired Shares of any Sponsor that holds less than 5% of the outstanding Paired Shares.

Governance Rights. For so long as the Sponsors hold at least 40% of the outstanding Paired Shares, the following matters may not be carried out by the Corporation or ESH REIT without the prior written consent of a majority of the Paired Shares held by the Sponsors at the time of such consent:

•	increasing or decreasing the size of the Boards;

•	establishing committees of the Boards;

•	any amendment of the charters to remove the provision providing that the Corporation and ESH REIT have no expectation or entitlement with regard to corporate opportunities that come to designated directors of the Sponsors;

•	any determination to unpair the Paired Shares; or

•	any decision not to seek to continue to qualify ESH REIT as a REIT.

Each Sponsor individually loses its consent rights if its ownership falls below 5% of the outstanding Paired Shares, but consent rights remain for the other Sponsors so long as the Sponsors’ collective ownership is at least 40% of the outstanding Paired Shares, not counting any of the Paired Shares of any Sponsor that holds less than 5% of the outstanding Paired Shares.

Information Rights. The Sponsors have the right to review the books and records of the Corporation and ESH REIT and their subsidiaries and to discuss the affairs, finances and condition of the Corporation and ESH REIT and their subsidiaries with their respective officers. Any information provided to a Sponsor’s board designee may be shared with members of that Sponsor’s organization.

Corporate Opportunities. The Sponsors and any Sponsor board designee who is not employed by the Corporation or ESH REIT has the right to engage in and possess any interest in other business opportunities of any nature or description, independently or with others, similar or dissimilar to, or that competes with, the investments or business of the Corporation or ESH REIT and is not obligated to present any particular investment or business opportunity to the Corporation or ESH REIT.

Registration Rights Agreement

In connection with the initial public offering, the Corporation and ESH REIT entered into a registration rights agreement with the Sponsors. Subject to certain limitations and conditions, this agreement provides the Sponsors a specified number, and in the case of short-form registrations, an unlimited number, of “demand” registrations and customary “piggyback” registration rights. The registration rights agreement also provides that the Corporation and ESH REIT will pay all expenses relating to such registrations and indemnify the Sponsor against certain liabilities which may arise under the Securities Act of 1933, as amended (the “Securities Act”).

Paired Share Repurchases

During the year ended December 31, 2016, the Corporation and ESH REIT repurchased and retired approximately 3.85 million shares of Corporation common stock and approximately 3.85 million shares of ESH REIT Class B common stock from certain entities affiliated with the Sponsors for approximately $35.1 million and $21.6 million, respectively. These Paired Shares were purchased in connection with secondary offerings consummated in the fourth quarter of 2016 and pursuant to, and counted toward, the combined Paired Share repurchase program of the Corporation and ESH REIT.

Other

In March 2016, ESH REIT issued an additional $800.0 million of its 5.25% senior notes due 2025 (the “2025 Notes”). In connection with the offering, an affiliate of one of the Sponsors acted as an initial purchaser and purchased $24.0 million of the 2025 Notes and earned approximately $0.4 million in fees related to the transaction during the year ended December 31, 2016.

From time to time, we have done, and in the future may do, business with a number of other companies affiliated with Centerbridge, Paulson and/or Blackstone. We believe that all such arrangements have been entered into in the ordinary course of business and have been conducted on an arm’s-length basis.

OTHER MATTERS

Incorporation by Reference

The Audit Committee Report and Compensation Committee Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference into such filing. In addition, the website addresses contained in this Proxy Statement are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

Access to Reports and Other Information

We file or furnish our combined annual reports on Form 10-K, combined quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents electronically with the SEC under the Exchange Act. You may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain such reports from the SEC’s website at www.sec.gov.

Our website is www.esa.com. Our combined annual reports on Form 10-K, combined quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available on our website as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The Corporate Governance Guidelines, Code of Business Conduct and Ethics and Board committee charters are also available on our website at www.esa.com under the headings “Investor Relations—Corporate Governance—Extended Stay America—Governance Documents.” We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277.

List of Corporation Shareholders

A list of our shareholders as of April 6, 2017, the record date for the Annual Meeting, will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the 2017 Annual Meeting. The list of shareholders will also be available for such examination at the Annual Meeting.

Other Matters That May Come Before the Annual Meeting

We do not know of any other matters that will be considered at the Annual Meeting. However, if any other proper business should come before the meeting, the persons named in the proxy card will have discretionary authority to vote according to their best judgment to the extent permitted by applicable law.

* * * * *

By Order of the Board of Directors,

John R. Dent

General Counsel and Corporate Secretary

Charlotte, North Carolina

April 14, 2017

ESH HOSPITALITY, INC.

April 14, 2017

To the Shareholders of ESH Hospitality, Inc.:

You are cordially invited to attend the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of ESH Hospitality, Inc., on Wednesday, May 17, 2017 at 9:00 a.m. (Eastern Time) at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277.

At the Annual Meeting, you will be asked to (i) elect seven directors to our board of directors, (ii) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017, (iii) approve, on an advisory basis, the compensation of our named executive officers and (iv) transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof. In addition, management will report on the progress of our business and respond to comments and questions of general interest to our shareholders.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone or by completing and mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. If you attend the meeting, you may revoke your proxy, if you wish, and vote personally.

We thank you for your continued support and interest in ESH Hospitality, Inc.

Sincerely,

Gerardo I. Lopez	Douglas G. Geoga
President and Chief Executive Officer	Chairman of the Board

ESH HOSPITALITY, INC.

11525 N. Community House Road, Suite 100

Charlotte, North Carolina 28277

(980) 345-1600

www.esa.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 17, 2017

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of ESH Hospitality, Inc. (“ESH REIT”) will be held on Wednesday, May 17, 2017 at 9:00 a.m. (Eastern Time) at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277, for the following purposes:

•	To elect seven directors to hold office until the 2018 annual meeting of shareholders or until their successors are duly elected and qualified;

•	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

•	To approve, on an advisory basis, the compensation paid to our named executive officers; and

•	To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on April 6, 2017 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

This Notice and the enclosed Proxy Statement and Proxy Card are first being made available to shareholders on or about April 14, 2017.

By Order of the Board of Directors,

John R. Dent

General Counsel and Corporate Secretary

Charlotte, North Carolina

April 14, 2017

IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Notice of Meeting, Proxy Statement, Proxy Card and 2016 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2016, are available free of charge on the Investor Relations section of our website (www.esa.com) or at www.proxyvote.com.

YOUR VOTE IS VERY IMPORTANT. PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU VOTE BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD BY MAIL. SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

ESH HOSPITALITY, INC.

ESH HOSPITALITY, INC.

11525 N. Community House Road, Suite 100

Charlotte, North Carolina 28277

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 17, 2017

GENERAL

We are furnishing this Proxy Statement to you as part of a solicitation by the Board of Directors (the “Board”) of ESH Hospitality, Inc., a Delaware corporation, of proxies to be voted at our 2017 Annual Meeting of Shareholders and at any reconvened meeting after an adjournment or postponement of the meeting (the “Annual Meeting”). We will hold the Annual Meeting at the Everett Building, Suite 100, 11525 N. Community House Road, Charlotte, North Carolina 28277 on Wednesday, May 17, 2017 at 9:00 a.m. (Eastern Time). Unless the context otherwise requires, all references in this Proxy Statement to “ESH REIT,” “we,” “us,” and “our” refer to ESH Hospitality, Inc. and its subsidiaries. All references in this Proxy Statement to the “Company” refer to Extended Stay America, Inc. (the “Corporation”), ESH REIT and their subsidiaries considered as a single enterprise.

Our telephone number is (980) 345-1600, and our mailing address is 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. Our website is located at www.esa.com. The inclusion of our website address here and elsewhere in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. The information contained on, or that can be accessed through, our website is not a part of this Proxy Statement.

As permitted by the rules of the Securities and Exchange Commission (“SEC”), we have elected to send you this full set of proxy materials, including a proxy card, and additionally to notify you of the availability of these proxy materials on the Internet. The Notice of Meeting, Proxy Statement, Proxy Card and 2016 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2016, are available free of charge on the Investor Relations section of our website (www.esa.com) or at www.proxyvote.com.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

At the Annual Meeting, you will consider and vote upon:

•	The election of the seven director nominees identified in this Proxy Statement;

•	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017;

•	An advisory vote on ESH REIT’s executive compensation; and

•	The transaction of any other business as may properly come before the Annual Meeting or any reconvened meeting after an adjournment.

1

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Why am I receiving these materials?

You are receiving these materials because at the close of business on April 6, 2017 (the “Record Date”), you owned shares of ESH REIT’s voting stock. All shareholders of record on the Record Date are entitled to attend and vote at the Annual Meeting.

We have two classes of capital stock that are entitled to vote at the annual meeting: ESH REIT Class B common stock, $0.01 par value per share, and ESH REIT Class A common stock, $0.01 par value per share. Each share of ESH REIT Class B common stock is attached to and trades as a single unit with a share of common stock of the Corporation, par value $0.01 per share, (each, a “Paired Share”). Shares of the ESH REIT Class A common stock are owned by the Corporation and are not currently, and are not expected to be, registered for public sale or listed on the New York Stock Exchange (“NYSE”) or any other securities exchange.

As of the Record Date, we had 194,219,420 shares of ESH REIT Class B common stock outstanding and 250,493,583 shares of ESH REIT Class A common stock outstanding, representing approximately 56.3% of ESH REIT’s total outstanding common stock. With respect to all of the matters submitted for vote at the Annual Meeting, each share of ESH REIT Class B common stock is entitled to one vote and each share of ESH REIT Class A common stock is entitled to one vote. The ESH REIT Class B common stock and ESH REIT Class A common stock will vote as a single class on each of the matters submitted at the Annual Meeting.

What information is contained in this Proxy Statement?

This Proxy Statement includes information about the nominees for director and other matters to be voted on at the Annual Meeting. It also explains the voting process and requirements; describes the compensation of the principal executive officer, the principal financial officer and the three other most highly compensated officers (collectively referred to as our “named executive officers”); describes the compensation of our directors; and provides certain other information that SEC rules require.

What shares are included on my proxy card?

You will receive one proxy card for all the shares of common stock that you hold as a shareholder of record (in certificate form or in book-entry form).

If you hold your shares in street name, you will receive voting instructions for each account you have with a broker, bank or other nominee.

What matters am I voting on, how may I vote on each matter and how does the Board recommend that I vote on each matter?

The following table sets forth each of the proposals you are being asked to vote on, how you may vote on each proposal and how the Board recommends that you vote on each proposal:

Proposal	How may I vote?	How does the Board recommend that I vote?
1. The election of the seven director nominees identified in this Proxy Statement each for a one-year term or until his or her successor is duly elected and qualified.

You may:

(i) vote FOR the election of all nominees named herein;

(ii) withhold authority to vote for all such nominees; or

(iii) vote FOR the election of all such nominees other than any nominees with respect to whom the

The Board recommends that you vote FOR all seven of the director nominees.

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Proposal	How may I vote?	How does the Board recommend that I vote?
vote is specifically withheld by indicating in the space provided on the proxy.

2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017.	You may vote FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2017.

3. An advisory vote on ESH REIT’s executive compensation.	You may vote FOR or AGAINST the advisory vote on executive compensation, or you may indicate that you wish to ABSTAIN from voting on the matter.	The Board recommends that you vote FOR the approval, on an advisory basis, of ESH REIT’s executive compensation.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with ESH REIT’s transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “shareholder of record” with respect to those shares. The full set of proxy materials would have been sent directly to you.

If your shares are held with a broker or in an account at a bank, you are considered the “beneficial owner” with respect to those shares. These shares are sometimes referred to as being held “in street name.” The full set of proxy materials have been forwarded to you by your broker, bank or other holder of record who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction card included in the mailing or by following the instructions on the enclosed form of proxy for voting by telephone. You will not be able to vote these shares directly unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How do I vote if I am a shareholder of record?

As a shareholder of record, you may vote your shares in any one of the following ways:

•	Call the toll-free number shown on the proxy card;

•	Vote on the Internet on the website shown on the proxy card;

•	Mark, sign, date and return the enclosed proxy card in the postage-paid envelope; or

•	Vote in person at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote. Returning the proxy card or voting by telephone will not affect your right to attend the Annual Meeting and vote in person.

How do I vote if I am a beneficial owner?

As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the instructions that your broker, bank or other nominee sent to you. You will receive proxy materials and voting instructions for each account that you have with a broker, bank or other nominee. As a beneficial owner, if you wish to change the directions that you have provided your broker, bank or other nominee, you should follow the instructions that your broker, bank or other nominee sent to you.

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As a beneficial owner, you are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a shareholder of record as of the Record Date or you hold a valid proxy for the Annual Meeting as described in the previous question. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You should be prepared to present photo identification for admittance. If you are not a shareholder of record but hold shares as a beneficial owner, you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to April 6, 2017, a copy of the voting instruction card provided by your broker, bank or other nominee, or other similar evidence of ownership. You may contact us via the Internet or by telephone at (980) 345-1600 to obtain directions to vote in person at the Annual Meeting.

What can I do if I change my mind after I vote?

If you are a shareholder of record, you can revoke your proxy before it is exercised by:

•	written notice of revocation to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277;

•	timely delivery of a valid, later-dated proxy or a later-dated vote by telephone; or

•	attending the Annual Meeting and voting in person by ballot.

If you are a beneficial owner of shares but not the record holder, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the question “How do I vote if I am a beneficial owner?” above. All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

What if I return my proxy card or vote by Internet or phone but do not specify how I want to vote?

If you are a shareholder of record and sign and return your proxy card or complete the Internet or telephone voting procedures, but do not specify how you want to vote your shares, we will vote them as follows:

•	FOR the election of the director nominees.

•	FOR the approval ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017.

•	FOR the approval, on an advisory basis, of ESH REIT’s executive compensation.

What votes need to be present to hold the Annual Meeting?

Under our Bylaws, a quorum will exist at the Annual Meeting if shareholders holding a majority of the shares entitled to vote at the Annual Meeting are present in person or by proxy. Shareholders of record who return a proxy or vote in person at the meeting will be considered part of the quorum. Abstentions are counted as “present” for determining a quorum. Uninstructed broker votes, also called “broker non-votes,” are also counted as “present” for determining a quorum so long as there is at least one matter that a broker may vote on without specific instructions from a beneficial owner. See “What is the effect of broker non-votes?” below.

How are votes counted?

In the election of directors, your vote may be cast “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If you withhold your vote with respect to any

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nominee, your shares will not be considered to have been voted for or against the nominee. For all other proposals, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you sign your proxy card with no further instructions and you are a shareholder of record, then your shares will be voted in accordance with the recommendations of our Board. If you sign your proxy card with no further instructions and you are a beneficial owner, then please see the response to the question immediately below for a description of how your shares will be voted.

What is the effect of broker non-votes?

Under the rules of the NYSE, if you are a beneficial owner, your broker, bank or other nominee only has discretion to vote on certain “routine” matters without your voting instructions. The proposal to ratify Deloitte & Touche LLP as our independent registered public accounting firm is considered a routine matter. However, the election of directors and the advisory vote on the ESH REIT’s executive compensation are not considered routine matters. Accordingly, your broker, bank or other nominee will not be permitted to vote your shares on these matters unless you provide proper voting instructions.

What is the voting requirement to approve each of the proposals?

The following table sets forth the voting requirements with respect to each of the proposals:

Proposal	Voting Requirement
1. The election of the seven director nominees identified in this Proxy Statement each for a one-year term or until his or her successor is duly elected and qualified.	Each director must be elected by a plurality of the votes cast.

2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017.	To be approved, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

3. An advisory vote on ESH REIT’s executive compensation.	To be approved, on an advisory basis, this proposal must be approved by a majority of the votes cast by the shareholders present in person or by proxy, meaning that the votes cast by the shareholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal.

Other matters that may properly come before the Annual Meeting may require more than a majority vote under our Bylaws, our Amended and Restated Certificate of Incorporation, the laws of Delaware or other applicable laws.

Who will count the votes?

A representative of American Stock Transfer & Trust Company, LLC will act as the inspector of elections and count the votes.

Where can I find the voting results?

We will announce the preliminary voting results at the Annual Meeting. We will also publish voting results in a current report on Form 8-K that we will file with the SEC within four business days following the meeting. If

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on the date of this filing the inspectors of election for the Annual Meeting have not certified the voting results as final, we will note in the filing that the results are preliminary and publish the final results in a subsequent Form 8-K filing within four business days after the final voting results are known.

Who will pay the costs of soliciting these proxies?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokers and other nominees holding shares of voting stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of voting stock for their reasonable costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Are you “householding” for shareholders sharing the same address?

The SEC’s rules permit us to deliver a single copy of this Proxy Statement and our 2016 Annual Report to an address that two or more shareholders share. This method of delivery is referred to as “householding” and can significantly reduce our printing and mailing costs. It also reduces the volume of mail that you receive. We will deliver only one Proxy Statement and 2016 Annual Report to multiple registered shareholders sharing an address, unless we receive instructions to the contrary from one or more of the shareholders. We will still send each shareholder an individual proxy card.

If you did not receive an individual copy of this Proxy Statement or our 2016 Annual Report, we will send copies to you if you contact us at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277, (980) 345-1600, Attention: General Counsel and Corporate Secretary. If you and other residents at your address have been receiving multiple copies of this Proxy Statement or our 2016 Annual Report, and desire to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.

What is the deadline under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for shareholders to propose actions for consideration at the 2018 annual meeting of shareholders?

December 15, 2017 is the deadline for shareholders to submit proposals to be included in our proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Proposals by shareholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

What is the deadline under our Bylaws for shareholders to nominate persons for election to the Board or propose other matters to be considered at our 2018 annual meeting of shareholders?

Shareholders who wish to nominate persons for election to our Board or propose other matters to be considered at our 2018 annual meeting of shareholders must provide us advance notice of the director nomination or shareholder proposal, as well as the information specified in our Bylaws, no earlier than January 17, 2018 and no later than February 16, 2018. Shareholders are advised to review our Bylaws, which contain the requirements for advance notice of director nominations and shareholder proposals. Notice of director nominations and shareholder proposals must be mailed to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. The requirements for advance notice of shareholder

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proposals under our Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those shareholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or shareholder proposal that does not comply with our Bylaws and other applicable requirements.

Whom should I call if I have any questions?

If you have any questions about the Annual Meeting or your ownership of ESH REIT voting stock, please contact our transfer agent at:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Telephone: (800) 937-5449

Website Address: www.amstock.com

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BACKGROUND OF THE COMPANY

The Company was founded in 1995 as a developer, owner and operator of extended stay hotels. Following a period focused primarily on new development, the Company became a consolidator of hotel properties by selectively acquiring extended stay companies and hotels, ultimately creating the largest mid-price extended stay company in the United States. The Company was acquired out of bankruptcy by Centerbridge Partners L.P. (“Centerbridge”), Paulson & Co. Inc. (“Paulson”), The Blackstone Group L.P. (“Blackstone”) and their funds or affiliates (collectively, the “Sponsors”) on October 8, 2010. The Company now operates an extended stay hospitality platform with over 8,000 employees and is led by a management team with public company experience in hospitality, consumer retail and service businesses.

In November 2013, the Corporation and ESH REIT completed an initial public offering and restructured and reorganized our then-existing business. We believe that our business is now more operationally efficient because all of the assets, operations and management of our business, other than ownership of the hotel properties, are housed in one entity. Ownership of Paired Shares gives investors an ownership interest in our hotel properties through ESH REIT and in the operation of our hotels and other aspects of our business through the Corporation. This structure permits us to enjoy some, though not all, of the benefits of a REIT (i.e., while ESH REIT is taxed as a REIT for U.S. federal income tax purposes, all distributions paid by ESH REIT to the Corporation are subject to corporate level tax, effectively eliminating approximately 56% of the tax benefit of REIT status for the consolidated enterprise).

ESH REIT is currently the largest lodging REIT in North America by unit and room count, with over 620 hotels and 69,000 rooms in the U.S. and Canada. The Corporation leases and operates all the hotels owned by ESH REIT. The hotels are operated by the operating lessees, wholly-owned subsidiaries of the Corporation (“Operating Lessees”), pursuant to leases with ESH REIT, and are managed by ESA Management LLC, a wholly-owned subsidiary of the Corporation (“ESA Management”), pursuant to management agreements with the Operating Lessees. The substantial majority of the hotels are operated under our core brand, Extended Stay America. ESH Strategies LLC, a wholly-owned subsidiary of the Corporation (“ESH Strategies”), owns the brands related to our business.

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PROPOSAL 1—ELECTION OF DIRECTORS

Our Board has nominated seven people for election as directors at the Annual Meeting. Three members of the Board, Richard F. Wallman, Robert G. Harper IV and Ty E. Wallach, have notified the Board that they will not stand for re-election at the Annual Meeting and will no longer serve on the Board following the Annual Meeting. Each of the nominees, other than Kapila K. Anand, Neil Brown and Steven Kent, is currently a director of ESH REIT. If our shareholders elect these nominees, then they will hold office until the next annual meeting of shareholders, or until their successors have been duly elected and qualified, subject to a director’s earlier death, resignation or removal. Each of the Board’s nominees has consented to be named in this Proxy Statement and has agreed to serve if elected. If for some reason any of the Board’s nominees is unable to serve or for good cause will not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by the Board and, unless you indicate otherwise on the proxy card, your shares will be voted in favor of the Board’s remaining nominees.

We believe each of the Board’s nominees meets the qualifications established by the Board for service on our Board and has professional experience in areas that are extremely relevant to our strategy and operations. We also believe that the skills, experience, backgrounds and attributes of the Board’s nominees make them the best candidates to serve on our Board.

The following table sets forth, as of April 6, 2017, the name and age of each nominee for director, indicating all positions and offices with us currently held by such nominee:

Name	Age	Position
Gerardo I. Lopez	57	President and Chief Executive Officer and Director
Douglas G. Geoga	61	Chairman of the Board
Kapila K. Anand	63	Director Nominee
Neil Brown	60	Director Nominee
Steven Kent	53	Director Nominee
Lisa Palmer	49	Director
Adam M. Burinescu	35	Director

Set forth below are descriptions of the backgrounds and principal occupations of each nominee for director, as of April 6, 2017:

Gerardo I. Lopez has served as President and Chief Executive Officer of the Corporation and ESH REIT and as a director of the Corporation and ESH REIT since August 2015. From March 2009 to August 2015, Mr. Lopez was the President and Chief Executive Officer and a director of AMC Entertainment. Prior to joining AMC Entertainment, he served as Executive Vice President of Starbucks Coffee Company and President of its Global Consumer Products, Seattle’s Best Coffee and Foodservice divisions from September 2004 to March 2009. From November 2001 to September 2004, Mr. Lopez served as President of the Handleman Entertainment Resources division of Handleman Company, a former music distribution company. Mr. Lopez has also held a variety of executive management positions with International Home Foods, Frito Lay, Pepsi-Cola and the Procter & Gamble Company. Mr. Lopez currently serves on the boards of directors of Brinker International, Inc. and CBRE Group, Inc.

As our President and Chief Executive Officer, Mr. Lopez provides our Board with valuable insight regarding the Company’s operations, management team, associates and culture, as a result of his day-to-day involvement in the operations of the business, and he performs a critical role in Board discussions regarding strategic planning and development for the Company. The Board also benefits from Mr. Lopez’s deep experience in multiple-unit consumer-facing industries.

Douglas G. Geoga has served as Chairman of the board of directors of the Corporation since July 2013 and as Chairman of the Board of ESH REIT since November 2013. Mr. Geoga served as a non-voting member and

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the Non-Executive Chairman of our predecessor entities, ESH Hospitality Holdings LLC and ESH Strategies Holdings LLC, from October 2010 to November 2013. Mr. Geoga is President and Chief Executive Officer of Salt Creek Hospitality, LLC, a privately-held firm engaged in making investments in the hospitality industry and providing related advisory services. He serves as a director of Carefree Communities, Inc., a company that owns and operates a chain of recreational vehicle/mobile home communities in the United States and Canada. Mr. Geoga also serves as a consultant to Atlantica Investment Holdings Limited, which through affiliated companies is the second largest manager of hotels in Brazil. From October 2012 until September 2015, Mr. Geoga also served as Executive Chairman of Foundations Recovery Network, LLC, an owner and operator of residential and outpatient substance abuse treatment centers. Since 2002, Mr. Geoga has served, and from November 2002 to December 2009, Mr. Geoga’s primary occupation was serving, as principal of Geoga Group, LLC, an investment and advisory consulting firm focused primarily on the hospitality industry. Until July 2006, Mr. Geoga’s primary occupation was serving as the President of Global Hyatt Corporation and as the President of Hyatt Corporation and the President of AIC Holding Co., the parent corporation of Hyatt International Corporation, both privately-held subsidiaries of Global Hyatt Corporation which collectively operated the Hyatt chain of hotels throughout the world. In addition, from 2000 through 2005, Mr. Geoga served as President of Hospitality Investment Fund, LLC, a privately-held firm which was engaged in making investments in lodging and hospitality companies and projects. He also serves on the board of directors and audit committee of Kemper Corporation and the audit committee of the Corporation.

Mr. Geoga’s history as president of Hyatt Corporation, a global leader in its industry, as well as his extensive experience in private business investment, brings to the Board the perspective of both an operating executive and one who is sophisticated in corporate investments and finance.

Kapila K. Anand is standing for election to the Board for the first time at the Annual Meeting and has served as a director of the Corporation since July 2016. Ms. Anand served as an audit and later advisory partner at KPMG LLP from 1989 until her retirement in March 2016. Ms. Anand joined KPMG LLP in 1979 and served in a variety of roles in addition to her role as a partner, including the National Partner-in-Charge, Public Policy Business Initiatives (from 2008 to 2013) and segment leader for the Travel, Leisure, and Hospitality industry and member of the Global Real Estate Steering Committee (each from 2013 to 2016). Ms. Anand has served on KMPG LLP boards in the U.S. and Americas, the board of the Franciscan Ministries, and as the chair of both the KPMG Foundation as well as the Chicago Network. She is currently the Lead Director for the Women Corporate Directors Education and Development Foundation and serves on a variety of non-profit boards including Rush University Medical Center and the US Fund for UNICEF. Ms. Anand currently serves as a member of the audit committee of the Corporation.

Ms. Anand’s extensive experience serving a diverse group of real estate, gaming, private equity and hospitality clients on numerous audit and advisory projects brings to the Board a significant understanding of the financial, real estate and corporate governance issues and risks that affect ESH REIT.

Neil Brown is standing for election to the Board for the first time at the Annual Meeting. Mr. Brown is the Founder and Chief Executive Officer of ArchCo Residential LLC, a multifamily development company which he established in March 2013 to pursue multifamily development opportunities in select markets across the United States. From September 2010 to February 2013, Mr. Brown served as Chief Development Officer of Archstone, a former developer of apartment communities in the United States. Mr. Brown joined Archstone in 1996. Before joining Archstone, he started the Florida regional office of JPI, a real estate development and investment management company, and served as its Regional Vice President and Regional Partner. Prior to JPI, Mr. Brown was a Partner with Trammell Crow Residential, a multifamily real estate developer. Mr. Brown served in the United States Army for four years attaining the rank of Captain.

Mr. Brown’s extensive experience in real estate development brings to the Board a significant understanding of real estate issues and risks that affect ESH REIT.

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Steven Kent is standing for election to the Board for the first time at the Annual Meeting. In 2016, Mr. Kent founded Brewster Bay Advisors, LLC, to act as a thought partner and advisor to board members, CEOs, CFOs and heads of corporate development in regard to capital markets. In January 2017, Mr. Kent joined the faculty at the NYU School of Professional Studies, Jonathan M. Tisch Center for Hospitality and Tourism as Director of Industry Relations and as a Visiting Clinical Assistant Professor. He also joined the adjunct faculty at Boston University School of Hospitality. Prior to that, Mr. Kent served in a variety of positions with Goldman, Sachs & Co. Inc., including as founder of the firm’s Global Hospitality Investment Research Practice in 1993, Managing Director in the Leisure & Hospitality Group (from 2003 to 2016) and Vice President (from 1993 to 2003) and Associate (from 1990 to 1993) in the Emerging Growth & Hospitality Group. From 1987 to 1990, Mr. Kent served as a research analyst at Donaldson, Lufkin & Jenrette. Mr. Kent received a CFA in 1993.

Mr. Kent’s extensive investment banking experience and hospitality background brings to the Board a significant understanding of acquisition, strategic and operational issues and risks that affect ESH REIT.

Lisa Palmer has served as a director of ESH REIT since August 2014. Ms. Palmer is the President and Chief Financial Officer of Regency Centers Corporation. Ms. Palmer has served in a variety of positions with Regency Centers Corporation, including as Senior Manager of Investment Services (from 1996 to 1999), Vice President of Capital Markets (from 1999 to 2003), Senior Vice President of Capital Markets (from 2003 to 2013) and Executive Vice President and Chief Financial Officer (from 2013 to 2015). Prior to joining Regency, Ms. Palmer worked with Accenture, formerly Andersen Consulting Strategic Services, as a consultant and financial analyst for General Electric.

Ms. Palmer’s extensive financial experience and real estate background brings to the Board a significant understanding of the financial and real estate issues and risks that affect ESH REIT.

Adam M. Burinescu has served as a director of ESH REIT since October 2016. Mr. Burinescu is a Managing Director at Centerbridge, where he focuses on investments in the real estate sector. Prior to joining Centerbridge in 2012, Mr. Burinescu was a Director at Rockpoint Group, L.L.C. in Boston, where he focused on investing in opportunistic real estate assets. Prior to that, Mr. Burinescu worked at Morgan Stanley advising corporate clients in the investment banking group as well as making principal investments on behalf of the Morgan Stanley Real Estate Funds.

Mr. Burinescu was appointed by Centerbridge to serve as a director of ESH REIT. Mr. Burinescu’s experience in real estate brings to the Board an understanding of real estate issues and risks that affect ESH REIT.

Mr. Burinescu was recommended as a director nominee by the Sponsors pursuant to the stockholders agreement. See “Certain Relationships and Related Party Transactions—Related Party Transactions—Stockholders Agreement” for a description of the terms of the agreement. Our Board has affirmatively determined that Messrs. Geoga, Brown and Kent and Mmes. Anand and Palmer are independent under the rules of the SEC and NYSE.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE

ELECTION OF ALL SEVEN OF THE BOARD’S NOMINEES LISTED ON THE PROXY CARD.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance

We believe that good corporate governance helps to ensure that ESH REIT is managed for the long-term benefits of our shareholders. We regularly review and consider our corporate governance policies and practices, the SEC’s corporate governance rules and regulations, and the corporate governance listing standards of the NYSE, the stock exchange on which our Paired Shares are traded.

The Board directs and oversees the management of the business and affairs of ESH REIT in a manner consistent with the best interests of ESH REIT and its shareholders. In this oversight role, the Board serves as the ultimate decision-making body of ESH REIT, except for those matters reserved to or shared with ESH REIT’s shareholders.

We have adopted the ESH Hospitality, Inc. Corporate Governance Guidelines (the “ESH REIT Corporate Governance Guidelines”), which provide a framework for the governance of ESH REIT as a whole and describe the principles and practices that the Board follows in carrying out its responsibilities. The ESH REIT Corporate Governance Guidelines address, among other things:

•	the composition, structure and policies of the Board and its committees;

•	director qualification standards;

•	expectations and responsibilities of directors;

•	management succession planning;

•	the evaluation of Board performance; and

•	principles of Board compensation.

The ESH REIT Corporate Governance Guidelines further provide that the Board, acting through the Nominating and Corporate Governance Committee (as described below), conduct a self-evaluation at least annually to determine whether it and its committees are functioning effectively. In addition, the ESH REIT Corporate Governance Guidelines provide that each committee conduct a self-evaluation and compare its performance to the requirements of its charter.

The ESH REIT Corporate Governance Guidelines are posted on our website at www.esa.com. The ESH REIT Corporate Governance Guidelines are reviewed by the Nominating and Corporate Governance Committee from time to time to ensure that they effectively promote the best interests of both ESH REIT and ESH REIT’s shareholders and that they comply with all applicable laws, regulations and NYSE requirements.

Code of Business Conduct and Ethics

We have adopted the ESH Hospitality, Inc. Code of Business Conduct and Ethics (the “ESH REIT Code of Business Conduct and Ethics”) that applies to all of our directors, officers and employees, including our principal executive officer (our CEO), principal financial officer (our CFO), principal accounting officer (our CFO) and persons performing similar functions. A copy of the ESH REIT Code of Business Conduct and Ethics is posted on our website at www.esa.com. If we amend or waive provisions of the ESH REIT Code of Business Conduct and Ethics with respect to such officers, we intend to also disclose the same on our website.

Board of Directors and Director Independence

Until December 2016, the Sponsors owned a majority of the outstanding Paired Shares. As a result, the Corporation qualified for, and relied on, exemptions from certain corporate governance requirements of the NYSE. Following the Corporation’s 2016 annual meeting of shareholders, the Corporation will no longer rely on the “controlled company” exemptions.

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Although the Board has determined that we are a “controlled company” under the rules of the NYSE, by virtue of the Corporation’s ownership of the Class A common stock of ESH REIT, the Board has determined that we will also no longer rely on the “controlled company” exemptions. Accordingly, following the Annual Meeting, the Compensation Committee and Nominating and Corporate Governance Committee will be fully independent and the Board will have a majority of independent directors.

The Board consists of seven directors. The current directors, other than Messrs. Wallman, Harper and Wallach, are listed under “Proposal 1— Election of Directors” above. Our Bylaws provide that directors are elected at the annual meeting of the shareholders and each director is elected to serve until his or her successor is duly elected or until his or her earlier death, resignation or removal.

The ESH REIT Corporate Governance Guidelines define an “independent” director in accordance with the NYSE corporate governance rules for listed companies and require the Board to review and make an affirmative determination as to the independence of each director at least annually. The NYSE independence definition includes a series of objective tests, such as that the director is not an employee of ESH REIT and has not engaged in various types of business dealings with ESH REIT. Because it is not possible to anticipate or explicitly provide for all potential conflicts of interest that may affect independence, the Board is also responsible for determining affirmatively, as to each independent director, that no material relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board will broadly consider all relevant facts and circumstances, including information provided by the directors and ESH REIT with regard to each director’s business and personal activities as they may relate to ESH REIT and ESH REIT’s management. Our Board has affirmatively determined that Messrs. Geoga, Brown and Kent and Mmes. Anand and Palmer are independent under the guidelines for director independence set forth in the ESH REIT Corporate Governance Guidelines and under all applicable rules of the SEC and NYSE.

Board Leadership Structure

We do not have a policy as to whether the role of the Chairperson of the Board and the Chief Executive Officer should be separate or combined. The Board may select its Chairperson and Chief Executive Officer in any way it considers to be in the best interests of ESH REIT. At this time, we believe it is beneficial to separate the Chairperson and Chief Executive Officer in order to enhance the Chairperson’s oversight capability. Mr. Lopez serves as our Chief Executive Officer and Mr. Geoga serves as Chairman of the Board. The Board believes this leadership structure, which separates the Chairperson and Chief Executive Officer roles, is appropriate corporate governance for us at this time. In particular, the Board believes that this leadership structure clarifies the individual roles and responsibilities of Mr. Lopez and Mr. Geoga and enhances accountability. The Board recognizes that there is no single, generally accepted approach to providing Board leadership and that the Board’s leadership structure may vary in the future as circumstances warrant.

Board Oversight of Risk Management

The Board oversees, and provides direction with respect to, management’s day-to-day risk management activities and processes. While the full Board is responsible for risk oversight, the Board uses its committees, as appropriate, to monitor and address the risks that are within the scope of a particular committee’s expertise or charter. The Board and applicable committees periodically receive management reports on our business operations, financial results and strategic plans.

The Board delegates much of its oversight responsibility to the Audit Committee. The Audit Committee assists the Board in fulfilling its risk oversight responsibilities by periodically reviewing, among other things, our financial statements, our auditing, accounting and financial functions and reporting processes, including our systems of internal controls for financial reporting, our compliance with legal and regulatory requirements and our enterprise risk management framework. In particular, the Audit Committee periodically reviews and

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discusses with management, the internal audit function and the independent auditor, as applicable, our major financial risk exposure and the guidelines and policies that management has established with respect to risk assessment and risk management. The Compensation Committee assists the Board with oversight of risks associated with our compensation policies and practices. The Nominating and Corporate Governance Committee assists the Board with oversight of risks associated with our governance. In each case, the Board or the applicable committee oversees the steps that management has taken to monitor and control such exposures.

The Chief Executive Officer’s membership on and collaboration with the Board allows him to gauge whether management is providing adequate information for the Board to understand the interrelationships of our various business and financial risks. He is available to the Board to address any questions regarding executive management’s ability to identify and mitigate risks and weigh them against potential rewards.

Director Selection Process

The Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of potential director nominees and recommending to the Board those candidates to be nominated for election to the Board or candidates to fill vacancies on the Board, subject to the Sponsors’ right to nominate directors to the Board. See “Certain Relationships and Related Party Transactions—Related Party Transactions—Stockholders Agreement” for a description of the Sponsors’ right to nominate directors. The Board then nominates candidates each year for election or re-election by shareholders or appoints new Board members to fill vacancies. In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management and third-party sources. The Nominating and Corporate Governance Committee may, but is not required to, retain a search firm in order to assist it in identifying candidates to serve as directors of the Board. The Nominating and Corporate Governance Committee retained Ferguson Partners Ltd. in December 2016 for this purpose. The Nominating and Corporate Governance Committee screens all potential candidates in the same manner regardless of the source of the recommendation.

The Nominating and Corporate Governance Committee does not maintain a fixed set of qualifications for director nominees other than the minimum individual qualifications described below. In considering candidates for the Board, the Nominating and Corporate Governance Committee considers all factors it deems appropriate, which may include (a) ensuring that the Board, as a whole, is appropriately diverse and consists of individuals with various and relevant career experience, relevant technical skills, relevant business or government acumen, industry knowledge and experience, financial expertise (including expertise that could qualify a director as an “audit committee financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with ESH REIT’s business and industry, independence of thought and an ability to work collegially. The Nominating and Corporate Governance Committee also may consider the current size, composition and combined expertise of the Board and the extent to which a candidate would fill a present need on the Board. In particular, the Nominating and Corporate Governance Committee may consider the requirements that the members of the Board as a group maintain the requisite qualifications under the applicable NYSE listing standards for independence for the Board as a whole and for appointing individuals to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Although the Nominating and Corporate Governance Committee considers diversity of background and experiences, neither the ESH REIT Corporate Governance Guidelines nor the Nominating and Corporate Governance Committee Charter include a formal diversity policy.

The Board monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of ESH REIT’s business and structure. For a discussion of the specific skills, experience and qualifications of the nominees for election to the Board, see “Proposal 1—Election of Directors.”

The Nominating and Corporate Governance Committee will consider candidates suggested by shareholders. Any shareholder who wishes to recommend a director candidate for consideration by the Nominating and

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Corporate Governance Committee may do so by submitting a recommendation in writing to the Chairman of the Nominating and Corporate Governance Committee. See “—Communications with the Board” below for how to communicate with the Chairman of the Nominating and Corporate Governance Committee. Recommendations should include any information the shareholder believes would be helpful to the Nominating and Corporate Governance Committee in evaluating the candidate and must include information that would be required to be disclosed in a proxy statement soliciting proxies for the election of such candidate, including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as director if elected. Shareholders may also directly nominate directors for election at ESH REIT’s annual shareholders meeting by following the provisions set forth in ESH REIT’s Bylaws, whose qualifications the Nominating and Corporate Governance Committee will consider. See “Questions and Answers About the Proxy Materials and the Annual Meeting—What is the deadline under our Bylaws for shareholders to nominate persons for election to the Board or to propose other matters to be considered at our 2018 annual meeting of shareholders?” for additional information.

Meetings of the Board and Committees

During 2016, the Board held four meetings (and took action by unanimous written consent). During 2016, each incumbent director attended at least 75% of the total meetings of the Board held during the period in which he or she was a director and the total number of meetings held by all of the committees of the Board on which he or she served during the period of his or her service on the committee. Directors are expected to attend all Board meetings and all meetings of the committee or committees of the Board of which they are a member. Attendance by telephone or videoconference is deemed attendance at a meeting. Additionally, all director nominees are encouraged to attend the annual shareholders meeting. All of the directors who were then serving on the Board attended the 2016 annual shareholders meeting.

Pursuant to the ESH REIT Corporate Governance Guidelines, our Board currently plans to hold at least four meetings each year, with additional meetings to occur (or action to be taken by unanimous written consent) at the discretion of the Board.

Executive Sessions of Non-Management Directors

Pursuant to the ESH REIT Corporate Governance Guidelines, in order to ensure free and open discussion and communication among the non-management directors of the Board, the non-management directors meet in executive session at most Board meetings with no members of management present. Mr. Geoga serves as the Chairman of executive sessions. Independent directors meet at least once per year in a private session that excludes management and affiliated directors.

Communications with the Board

Any interested parties wishing to communicate with, or otherwise make his or her concerns known directly to the Board or Chairperson of any of the Audit, Compensation and Nominating and Corporate Governance Committees, or to the non-management or independent directors, may do so by addressing such communications or concerns to the General Counsel and Corporate Secretary of ESH REIT, 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277. The General Counsel and Corporate Secretary or Chairman will forward such communications to the appropriate party as soon as practicable. Such communications may be done confidentially or anonymously.

Committees of the Board

The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, as described below. As a controlled company, in accordance with the applicable rules of the NYSE, we currently rely on exemptions that provide exceptions to certain committee independence

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standards. Following the Annual Meeting, we expect each of the committees of the Board to be fully independent. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operates under a written charter approved by the Board, copies of which are available on our website at www.esa.com.

The following table shows the current membership of each committee of our Board, and the number of meetings held by each committee during 2016:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Douglas G. Geoga*	X	Chair
Lisa Palmer	X		Chair
Richard F. Wallman	Chair		X
Adam M. Burinescu			X
Robert G. Harper IV		X
Ty E. Wallach		X
Number of 2016 Meetings†	7	4	4

*	Mr. Geoga has served as the Chairman of the Board since November 12, 2013.
†	During 2016, each committee also took action by unanimous written consent.

Messrs. Wallman, Harper and Wallach are not standing for re-election at the Annual Meeting. Following the conclusion of the Annual Meeting, the Board will appoint committee members for the 2017-2018 term in compliance with all applicable SEC rules and NYSE listing standards, at which time each committee will be fully independent.

Audit Committee

The Audit Committee currently consists of Messrs. Geoga and Wallman and Ms. Palmer. Mr. Wallman is the Chairman of the Audit Committee. In connection with the 2016 annual meeting of shareholders, the Board determined that Mr. Wallman qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and that each of Messrs. Geoga and Wallman and Ms. Palmer is independent as independence is defined in Rule 10A-3 of the Exchange Act and under the NYSE listing standards.

The principal duties and responsibilities of the Audit Committee are set forth in its written charter, and include, among other things, to oversee and monitor the following:

•	our financial reporting process and internal control system;

•	the integrity of our financial statements;

•	the independence, qualifications and performance of our independent auditor;

•	the performance of our internal audit function; and

•	our compliance with legal, ethical and regulatory matters.

The Audit Committee also reviews and approves certain related party transactions, as described under “Certain Relationships and Related Party Transactions—Related Party Transaction Policy.” Additional information about the responsibilities of the Audit Committee and its activities during 2016 are also described in the Audit Committee Report contained in this Proxy Statement.

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Compensation Committee

The Compensation Committee currently consists of Messrs. Geoga, Harper and Wallach. Mr. Geoga is the Chairman of the Compensation Committee. In connection with the 2016 annual meeting of shareholders, the Board determined that Mr. Geoga is independent as independence is defined under the NYSE listing standards.

The principal duties and responsibilities of the Compensation Committee are set forth in its written charter, and include, among other things, the following:

•	to establish the general compensation philosophy and policy consistent with our strategic goals and shareholder interests;

•	to review, make recommendations to the Board, or approve where applicable, the compensation of our executives, including our Chief Executive Officer, including an evaluation of the level of compensation, use of equity-based compensation, setting of performance goals and objectives used to determine incentive compensation, and an evaluation of the executive’s performance in light of those established goals and objectives;

•	to review and approve executive employment agreements, change in control agreements and other benefits paid to our executives and to administer our equity-based compensation, incentive and benefit plans for all plan participants;

•	to periodically review and make recommendations to the Board, or approve where applicable, any substantive changes to the director and executive incentive, compensation and benefit plans of ESH REIT;

•	to review and make recommendations to the Board with respect to compensation disclosures and any shareholder proposals regarding executive compensation; and

•	to provide regular reports to the Board and take such other actions as are necessary and consistent with the governing law and ESH REIT’s organizational documents.

To the extent that ESH REIT does not employ its executive officers or members of senior management, the Compensation Committee’s functions with respect to executive officers or senior management as set forth above generally shall not apply. See “Executive Compensation—Compensation Discussion and Analysis.” The Compensation Committee has the authority to engage the services of independent advisors, experts and others to assist it from time to time. In accordance with this authority, Pearl Meyer has provided certain compensation related services to the Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Ms. Palmer and Messrs. Wallman and Burinescu. Ms. Palmer is the Chairwoman of the Nominating and Corporate Governance Committee. In connection with the 2016 annual meeting of shareholders, the Board determined that each of Ms. Palmer and Mr. Wallman is independent as independence is defined under the NYSE listing standards.

The principal duties and responsibilities of the Nominating and Corporate Governance Committee are set forth in its written charter, and include, among other things, the following:

•	to establish criteria for Board and committee membership and recommend to the Board proposed nominees for election to the Board and for membership on committees of the Board;

•	to make recommendations regarding proposals submitted by our shareholders;

•	to make recommendations to the Board regarding Board governance matters and practices; and

•	to provide oversight regarding management succession planning.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee currently consists of Messrs. Geoga, Harper and Wallach. None of the members of our Compensation Committee has at any time been one of our executive officers or employees.

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During 2016, none of our executive officers served as a member of the board of directors or compensation committee of an entity that has an executive officer serving as a member of the Compensation Committee, and none of our executive officers served as a member of the compensation committee of an entity that has an executive officer serving as a director on the Board.

Stock Ownership Guidelines

To further align the interests of our executive officers and our shareholders, the Board has adopted stock ownership guidelines under which certain members of our management team and independent directors, after an initial phase-in period, will generally be required to maintain vested equity holdings with a value at least equal to, in the case of our Chief Executive Officer, five times his annual base salary, in the case of our Chief Financial Officer, four times the executive’s base salary, in the case of our General Counsel and our executive vice presidents, three times the executive’s annual base salary, in the case of our senior vice presidents and vice presidents, one times the executive’s annual base salary and, in the case of independent directors, at least equal to three times the independent director’s annual cash compensation.

No Hedging Policy

ESH REIT’s Securities Trading Disclosure Policy prohibits all directors, officers and employees of ESH REIT from effecting hedging or similar monetization transactions with respect to Paired Shares.

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PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Deloitte also served as our independent registered accounting firm for fiscal year 2016. The services provided to us by Deloitte in fiscal year 2016 are described below under the heading “Independent Registered Public Accounting Firm’s Fees and Services.” Representatives of Deloitte will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

The Audit Committee is responsible for selecting ESH REIT’s independent registered public accounting firm for 2017. Accordingly, shareholder approval is not required to appoint Deloitte as ESH REIT’s independent registered public accounting firm. However, the Board believes that the submission of the Audit Committee’s selection to the shareholders for ratification is a matter of good corporate governance. If ESH REIT’s shareholders do not ratify the selection of Deloitte as ESH REIT’s independent registered public accounting firm, the Audit Committee will review its future selection of an independent registered public accounting firm. The Audit Committee may retain another independent registered public accounting firm at any time during the year if it concludes that such change would be in the best interest of ESH REIT’s shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2 TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF ESH HOSPITALITY, INC. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES AND SERVICES

The following is a description of the professional services performed and the fees billed by Deloitte for the years ended December 31, 2016 and 2015.

Type of Fees	December 31, 2016	December 31, 2015
Audit Fees(1)	$1,222,500	$1,089,550
Audit-Related Fees	—	—
Tax Fees(2)	119,194	—
All Other Fees	—	—

Total	$1,341,694	$1,089,550

(1)	Audit fees consist of fees for the audit of the annual financial statements included in our combined annual reports on Form 10-K, quarterly reviews of the financial statements included in our combined quarterly reports on Form 10-Q, accounting consultation and other attestation services provided by Deloitte in connection with statutory and regulatory filings, including the 2015 registration statement on Form S-3. Audit fees also include fees for services provided by Deloitte in connection with the 2016 and 2015 secondary offerings, 2016 and 2015 debt offerings and the 2015 sale of hotel properties.
(2)	Tax fees are fees for tax compliance, tax advice and tax planning for entities required to file tax returns.

The Audit Committee has considered whether the non-audit services provided by Deloitte were compatible with maintaining Deloitte’s independence and has determined that the nature and substance of the non-audit services did not impair the status of Deloitte as ESH REIT’s independent registered public accounting firm.

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POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT RELATED SERVICES OF INDEPENDENT AUDITORS

The Audit Committee is responsible for the appointment, compensation, retention, oversight and termination of ESH REIT’s independent registered public accounting firm. The Audit Committee has adopted a policy requiring that substantially all audit, audit-related and non-audit services provided by the independent auditor be pre-approved by the Audit Committee. Pre-approval is not necessary for certain minor non-audit services that (i) do not constitute more than 5% of the total amount of revenues paid by ESH REIT to Deloitte during the fiscal year the non-audit services were provided and (ii) were not recognized by ESH REIT to be non-audit services at the time of the engagement for such services. In the case of such minor non-audit services that are not pre-approved, the services must be promptly brought to the attention of the Audit Committee and approved prior to completion. The Audit Committee may delegate authority to one or more independent members of the committee to grant pre-approvals of audit and permitted non-audit services, provided that any such pre-approvals are presented to the full Audit Committee at its next scheduled meeting. During 2016, 100% of the non-audit services provided to us by Deloitte were pre-approved by the Audit Committee.

The Audit Committee has adopted a policy that prohibits our independent auditors from providing the following services:

•	bookkeeping or other services related to the accounting records or financial statements of ESH REIT;

•	financial information systems design and implementation;

•	appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker or dealer, investment adviser or investment banking services;

•	legal services and expert services unrelated to the audit; and

•	any other service that the Public Company Accounting Oversight Board prohibits through regulation.

The Audit Committee’s pre-approval policy is in the Audit Committee Charter, which is available on our website at www.esa.com.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Audit Committee is currently comprised of Messrs. Wallman and Geoga and Ms. Palmer, with Mr. Wallman serving as Chairman. The Audit Committee oversees ESH REIT’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including maintaining an effective system of internal controls over financial reporting. The Audit Committee meets separately with management, the Company’s internal auditors and the independent registered public accounting firm. The Audit Committee operates under a written charter approved by the Board, a copy of which is available on our website at www.esa.com. The charter, among other things, provides that the Audit Committee has full authority to appoint, compensate, retain, oversee and terminate when appropriate, the independent auditor.

In addition to fulfilling its oversight responsibilities as set forth in its charter and further described above in the sections titled “Corporate Governance and Board Matters—Board Oversight of Risk Management” and “Corporate Governance and Board Matters—Committees of the Board—Audit Committee,” the Audit Committee has done the following things:

•	reviewed and discussed the audited financial statements in ESH REIT’s combined annual report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•	reviewed with Deloitte, ESH REIT’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and acceptability of ESH REIT’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards;

•	received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, regarding Deloitte’s communications with the Audit Committee concerning independence;

•	discussed with Deloitte its independence from management and ESH REIT and considered whether Deloitte could also provide non-audit services without compromising the firm’s independence;

•	discussed with Deloitte the matters required to be discussed by the standards of the Public Company Accounting Oversight Board, including Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees, and SEC Rules and Regulations, including Rule 2-07, Communication with Audit Committees, of Regulation S-X; and

•	discussed with the Company’s internal auditors and Deloitte the overall scope and plans for their respective audits, and then met with the internal auditors and Deloitte, with and without management present, to discuss the results of their examinations, their evaluations of ESH REIT’s internal controls and the overall quality of ESH REIT’s financial reporting.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the combined annual report on Form 10-K for the year ended December 31, 2016, for filing with the SEC. The Audit Committee also appointed Deloitte to serve as ESH REIT’s independent registered public accounting firm for 2017.

This report has been furnished by the members of the Audit Committee of the Board:

Richard F. Wallman, Chairman

Douglas G. Geoga

Lisa Palmer

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EXECUTIVE OFFICERS

The following table sets forth, as of April 6, 2017, the name and age of each executive officer of ESH REIT, indicating all positions and offices with us currently held by such executive officer:

Name	Age	Position
Gerardo I. Lopez	57	President and Chief Executive Officer and Director
Jonathan S. Halkyard	52	Chief Financial Officer
John R. Dent	53	General Counsel and Corporate Secretary
James G. Alderman Jr.	52	Chief Asset Merchant
Howard J. Weissman	48	Corporate Controller and Chief Accounting Officer

Set forth below are descriptions of the backgrounds of each of our executive officers who are not directors, as of April 6, 2017:

Jonathan S. Halkyard has served as Chief Financial Officer of the Corporation and ESH REIT since January 2015. From October 2013 to December 2014, Mr. Halkyard served as Chief Operating Officer of the Corporation as well as the Interim Chief Financial Officer of the Corporation and ESH REIT from July 2014 to December 2014. From July 2012 to September 2013, Mr. Halkyard served as Executive Vice President and Chief Financial Officer of NV Energy, Inc., a holding company providing energy services and products in Nevada, and its wholly-owned subsidiaries, Nevada Power Company and Sierra Pacific Power Company. From March 1999 to May 2012, Mr. Halkyard held various positions with Caesars Entertainment Corporation (formerly known as Harrah’s Entertainment, Inc.), including Vice President (from 2002 to 2005), Treasurer (from 2003 to 2010), Senior Vice President (from 2005 to 2010), Executive Vice President (from 2010 to 2012) and Chief Financial Officer (from 2006 to 2012). Mr. Halkyard currently serves on the board of directors of Dave & Buster’s, Inc.

John R. Dent has served as General Counsel and Corporate Secretary of the Corporation and ESH REIT since January 2015. From 2000 to 2014, Mr. Dent held various positions at Hilton Worldwide, Inc. (f/k/a Hilton Hotels Corporation), including Senior Vice President and Deputy General Counsel (from March 2012 to August 2014), Senior Vice President and Assistant General Counsel, Development (from 2009 to 2012), Acting General Counsel (from 2010 to 2011), Vice President and Senior Counsel (from 2001 to 2009) and Senior Counsel (from 2000 to 2001). From 1990 to 2000, Mr. Dent was in private practice.

James G. Alderman Jr. has served as Chief Asset Merchant of the Corporation and ESH REIT since November 2016. He previously served as Chief Development Officer of Kimpton Hotels & Restaurants from July 2013 to November 2016. From March 2012 to July 2013, Mr. Alderman was principal of Alderman Hospitality, a hospitality real estate consulting firm. Prior to that, Mr. Alderman held various leadership positions with other lodging companies such as Wyndham Worldwide and Starwood Hotels & Resorts.

Howard J. Weissman has served as Chief Accounting Officer of the Corporation and ESH REIT and Corporate Controller of ESH REIT since May 2015 and Corporate Controller of the Corporation since November 2013. He previously served as Corporate Controller at HVM LLC from December 2011 to November 2013. From May 2009 to December 2011, Mr. Weissman worked at Campus Crest Communities, Inc., serving as Senior Vice President and Corporate Controller. From July 2007 through May 2009, Mr. Weissman was Controller and Chief Accounting Officer of EOP Operating Limited Partnership, LP, the private company successor to Equity Office Properties Trust, a commercial office real estate company owned by The Blackstone Group. From May 2003 through May 2007, Mr. Weissman served in a variety of positions with CarrAmerica Realty Corporation, a commercial office real estate company, including as Assistant Controller, Vice President of Shared Services and Controller.

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PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required pursuant to Section 14A of the Exchange Act, ESH REIT requests shareholder approval, on an advisory basis, of the compensation paid to our NEOs as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis and the accompanying compensation tables and related narrative in this Proxy Statement). This proposal is commonly known as a “say-on-pay” proposal.

As described in the Compensation Discussion and Analysis beginning on page 25 of this Proxy Statement, our executive compensation program is designed (i) to attract, engage and retain a high quality workforce that helps achieve immediate and longer term success and (ii) to motivate and inspire associate behavior that fosters a high performing culture and is focused on delivering business objectives. As such, we believe that our executive compensation program, as detailed in the compensation tables and related narrative set forth on pages 33 to 38 of this Proxy Statement, is strongly aligned with the long-term interests of our shareholders.

As an advisory vote, this proposal is not binding upon ESH REIT. However, our Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this proposal, and will carefully consider the outcome of the vote when making future compensation decisions for NEOs.

The Board strongly endorses ESH REIT’s executive compensation program and recommends that shareholders vote in favor of the following resolution:

RESOLVED, that the shareholders of ESH REIT approve, on an advisory basis, the executive compensation of ESH REIT’s NEOs as disclosed within this Proxy Statement pursuant to the compensation disclosure rules of the Exchange Act (Item 402 of Regulation S-K), which disclosure includes the Compensation Discussion and Analysis, the compensation tables and any related narrative discussion contained in this Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR”

PROPOSAL NO. 3 TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION PAID TO OUR

NEOS AS DISCLOSED PURSUANT TO THE SEC’S COMPENSATION DISCLOSURE RULES.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis (“CD&A”)

ESH REIT does not directly employ any of the executives responsible for the management of our business. For 2016, ESH REIT did not set or have any control with respect to the compensation of the executive officers listed below.

Name	Title
Gerardo I. Lopez	President and Chief Executive Officer
Jonathan S. Halkyard	Chief Financial Officer
John R. Dent	General Counsel and Corporate Secretary
Howard J. Weissman	Corporate Controller and Chief Accounting Officer
James G. Alderman Jr.	Chief Asset Merchant

Executive Summary

2016 Highlights

The compensation of our NEOs for the 2016 fiscal year was determined by the Compensation Committee of the Corporation (referred to as the Compensation Committee or the Committee in the CD&A), as described below and in the Corporation’s Proxy Statement, which is being filed concurrently with this Proxy Statement.

Background

Our NEOs provide services to ESH REIT pursuant to the terms of a services agreement between ESA Management, the Corporation and ESH REIT (the “Services Agreement”). Pursuant to the Services Agreement, certain employees of ESA Management, including its executive officers, may provide services to ESH REIT, subject to ESH REIT’s reimbursement, at cost, for the amount of any direct or indirect expenses incurred by ESA Management in connection with the provision of the services of such personnel.

The Services Agreement provides that ESH REIT, the Corporation and ESA Management agree to allocate fairly and reasonably between them any overhead costs and expenses, including, without limitation, facility costs, which include costs for rental of space, legal and accounting expenses, telephone and fax costs, travel expenses, costs of technical and communication support, and shared administration and other similar office expenses. With respect to the compensation of our NEOs, ESH REIT reimburses ESA Management a pro rata portion of the personnel costs attributable to the NEOs. Personnel costs include all compensation costs incurred by ESA Management or the Corporation in connection with the employment by ESA Management of our NEOs, including, without limitation, salary, incentive compensation, any profit sharing and 401(k) plans, medical and other insurance, fringe benefits, and severance costs, employment taxes and other similar employment expenses, and all costs relating to awards under the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan (the “Equity Incentive Plan”). The allocation is expressed as a percentage of each NEO’s total working time, calculated based on the time dedicated by each of our NEOs to ESH REIT. Such allocations shall be mutually determined by ESH REIT, the Corporation and ESA Management on a commercially reasonable basis and may be determined on a calendar year, calendar quarter or other periodic basis.

For the 2016 fiscal year, ESH REIT, the Corporation and ESA Management determined that the amounts owed by ESH REIT to ESA Management in respect of services provided by our NEOs to ESH REIT were as follows: (i) Mr. Lopez, $3.7 million; (ii) Mr. Halkyard, $0.5 million; (iii) Mr. Dent, $0.2 million; and (iv) Mr. Weissman, $0.1 million.

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Philosophy

The Corporation’s compensation philosophy underlying our executive compensation program is to employ the best leaders in our industry to ensure we execute on our business goals, promote both short-and long-term profitable growth of the Corporation, and create long-term shareholder value. To this end, our program is grounded by the following guiding principles:

Pay for Performance	A significant portion of an NEO’s total compensation should be variable and dependent upon the attainment of certain specific and measurable annual and long-term business performance objectives.

Shareholder Alignment	NEOs should be compensated through pay elements (base salaries, annual- and long-term equity incentives) designed to create long-term value for our shareholders, as well as foster a culture of ownership.

Attraction and Retention	The executive compensation program should enable the Corporation to attract highly-talented people with exceptional leadership capabilities and retain high-caliber talent.

Elements of Compensation

The Corporation’s compensation philosophy is supported by the following principal compensation elements:

Element	Rationale
Base salary	Base salary provides a predictable level of current income to provide the NEO with a certain amount of stability and assists the Corporation in attracting and retaining qualified people.

Performance-based annual incentive opportunity	The annual incentive program is designed to reward the NEOs for achieving critical, short-term financial performance goals, as well as achieving individual objectives.

Long-term equity-based awards	Grants of restricted stock units under the Equity Incentive Plan provide incentives for NEOs to execute on longer-term financial/strategic goals that drive shareholder value creation and support the Corporation’s retention strategy.

Participation in general employee benefit programs	A standard package of employee benefits is maintained by ESA Management to provide employees, including the NEOs, with retirement savings opportunities, medical coverage and other reasonable welfare benefits.

Corporation Decision Making Process

The Role of the Compensation Committee

The Compensation Committee oversees the executive compensation program for our NEOs. The Committee is comprised of a majority of independent, non-employee members of the Board. The Committee works very closely with its independent consultant and management to examine the effectiveness of the Company’s executive compensation program throughout the year. Details of the Committee’s authority and responsibilities are specified in the Committee’s charter, which may be accessed at our website, www.esa.com, by clicking “Investor Relations,” and then “Corporate Governance.” The Committee makes all final compensation and equity award decisions regarding our NEOs.

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The Role of Management

While only Committee members make decisions regarding executive compensation, at the request of the Committee, members of our senior management team typically attend meetings during which executive compensation, Corporation and individual performance, and competitive compensation levels and practices are discussed and evaluated. The Committee also receives recommendations from the CEO regarding the compensation of our other executive officers, including the other NEOs. The CEO does not participate in the deliberations of the Committee regarding his own compensation.

The Role of the Independent Consultant

Pursuant to authority granted to it under its charter, the Committee engages Pearl Meyer as its independent compensation consultant to provide expertise on competitive pay practices, program design, and an objective assessment of any inherent risks of any programs. Pearl Meyer reports directly to the Committee and does not provide any additional services to management. The Committee has conducted an independence assessment of Pearl Meyer in accordance with SEC rules and has determined that work performed by Pearl Meyer does not create a conflict of interest.

The Role of Peer Groups

As part of the Corporation’s compensation philosophy, our executive compensation program is designed to attract, motivate and retain our NEOs in an increasingly competitive and complex talent market. As such, the Committee evaluates industry-specific and general market compensation practices and trends to ensure that our program remains appropriately competitive.

For all of the NEOs, cash compensation amounts have been set to provide a certain degree of financial security at levels that are believed to be competitive for similar positions in the marketplace in which we compete for management talent. In addition, the annual incentive program has been designed to meaningfully reward strong annual Company performance, in order to motivate participants to strive for the Company’s continued growth and profitability. In fiscal year 2016, the compensation program continued to evolve to support the Corporation’s and ESH REIT’s long-range business goals and growth strategies.

The Committee periodically considers publicly-available data for informational purposes when making its compensation-related decisions. However, market data is not the sole determinant of the Corporation’s practices or executive compensation levels. When determining base salaries and incentive opportunities for the NEOs, the Committee also considers the performance of the Corporation and the individual, the nature of an individual’s role within the Corporation, as well as experience and contributions in his current role. For 2016, the Compensation Committee did not materially rely on a particular group of companies for benchmarking purposes.

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However, for purposes of setting compensation for 2017, the Committee, based on recommendations from Pearl Meyer, approved the following Compensation Peer Group, which includes the following 15 industry peer companies and eight REIT peer companies:

Industry Peer Companies	REIT Peer Companies
• Boyd Gaming Corporation	• Ashford Hospitality Trust, Inc.

• Brinker International, Inc.	• Diamondback Hospitality Co.

• Cedar Fair, L.P.	• FelCor Lodging Trust Incorporated

• Chipotle Mexican Grill, Inc.	• Host Hotels & Resorts, Inc.

• Choice Hotels International Inc.	• LaSalle Hotel Properties

• Dave & Buster’s Entertainment, Inc.	• RLJ Lodging Trust

• DineEquity, Inc.	• Ryman Hospitality Properties, Inc.

• Dunkin’ Brands Group, Inc.	• Sunstone Hotel Investors, Inc.

• GNC Holdings, Inc.

• Hyatt Hotels Corporation

• La Quinta Holdings, Inc.

• Panera Bread Company

• Six Flags Entertainment Corporation

• The Wendy’s Company

• Vail Resorts Inc.

The 2016 Executive Compensation Program in Detail

Base Salary

Base salary is considered together with the annual cash incentive opportunity as part of a cash compensation package. Generally, the Corporation believes that the base salary level should be aligned with the NEO’s position, duties and experience, be reasonable relative to the other NEOs’ base salaries and be set at a level that is competitive as compared to salaries for similar positions within companies or markets from which we recruit talent.

The Compensation Committee of the Corporation reviews the compensation of each of the NEOs in May of each year, including base salary, and makes recommendations with respect to changes based on performance.

For fiscal year 2016, base salaries for the NEOs were as follows: $1,030,000 for Mr. Lopez; $583,495 for Mr. Halkyard; $360,500 for Mr. Dent; $245,011 for Mr. Weissman; and $410,000 for Mr. Alderman.

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Annual Cash Incentive Awards

The 2016 Annual Incentive Program provided our NEOs the opportunity to earn a performance-based annual cash bonus. Actual award payouts depend on the achievement of pre-established performance objectives and can range from 0% to 200% of target award amounts. For 2016, each of our NEOs (other than Mr. Weissman and Mr. Alderman) was eligible to earn a target annual award equal to 100% of their annual base salary. The Committee also considered market data in setting the following threshold, target and maximum award opportunities for 2016:

NEO	Base Salary	Annual Incentive Opportunity
		Threshold (50% of Base Salary)	Target (100% of Base Salary)	Maximum (200% of Base Salary)
Gerardo I. Lopez	$1,030,000	$515,000	$1,030,000	$2,060,000
Jonathan S. Halkyard	$583,495	$291,748	$583,495	$1,166,990
John R. Dent	$360,500	$180,250	$360,500	$721,000
Howard J. Weissman*	$245,011	$42,877	$85,754	$171,508
James G. Alderman Jr.**	—	—	—	—
*	For Mr. Weissman, threshold, target and maximum percentages are 17.5%, 35% and 70%, respectively.
**	Mr. Alderman was not eligible for a bonus in 2016.

For 2016, annual incentive awards were based on achievement of Adjusted EBITDA goals (weighted at 100%). Adjusted EBITDA provides a useful illustration of our financial performance and the ongoing operations of our business, since the adjustments exclude certain expenses that are not indicative of our recurring core operating results. Consistent with the Committee’s philosophy to set target payout levels such that the relative difficulty of achieving the goal is anticipated to be consistent from year to year, for 2016, the target Adjusted EBITDA performance level represented an 8% increase over 2015 performance levels. Further, the target Adjusted EBITDA performance level reflects (when set) the expectations of the general economic and industry factors for the coming year and the results of management’s initiatives to improve the performance of the Company.

The following table summarizes the threshold, target and maximum Adjusted EBITDA goals, as well as actual results for fiscal 2016. Straight-line interpolation is applied for performance above threshold. For purposes of the annual incentive awards, “EBITDA” refers to Adjusted EBITDA of the Company, as defined in our combined annual report on Form 10-K for the year ended December 31, 2016.

Performance Measure	Threshold	Target	Maximum	Actual
Adjusted EBITDA (in millions)	$600	$633	$651	$616

Based on the above results, for 2016, the Compensation Committee determined that the Corporation’s EBITDA targets were achieved as to 74%. Messrs. Lopez, Halkyard, Dent, Weissman and Alderman earned bonuses of $762,200, $426,786, $266,770, $63,458 and $0, respectively. The 2016 bonuses were paid in March 2017.

Equity Incentive Awards

Our NEOs are eligible for long-term equity incentives, all of which are issued under the terms of our Equity Incentive Plan, which is designed to provide incentives for NEOs to execute on longer-term financial/strategic goals that drive shareholder value creation and support the Corporation’s retention strategy. To this end, our approach to long-term incentive compensation includes a combination of performance-based and time-vested equity awards, as shown in the table below.

Type of Equity Award	Weighting	Description
Performance-Based Restricted Stock	70%

•    1/2 (35%) of the award vests based on the achievement of Adjusted EBITDA goals.

•    1/2 (35%) of the award vests based on relative Total Shareholder Return (“rTSR”) against a comparator group of companies over a three-year performance period.

Time-Based Restricted Stock	30%	• Awards vest 1/3rd per year over three years.

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The table below shows the long-term incentive award values granted for fiscal 2016 for each of the NEOs (as presented in the Grants of Plan-Based Awards Table):

NEO	Performance-Based Restricted Stock (70%)		Time-Based Restricted Stock (30%)	Total Value
	Adjusted EBITDA (35%)	rTSR (35%)
Gerardo I. Lopez*	$4,432,050	$3,789,450	$3,798,900	$12,020,400
Jonathan S. Halkyard	$225,162	$192,504	$192,998	$610,664
John R. Dent	$139,110	$118,941	$119,243	$377,294
Howard J. Weissman	$28,027	$23,952	$24,017	$75,996
*	Mr. Lopez’s grant of restricted stock units was made pursuant to his 2015 letter agreement.

Mr. Alderman was not employed when the 2016 grants were made and therefore did not participate.

A Closer Look at Performance-Based Restricted Stock.

•	Adjusted EBITDA. The performance-based restricted stock units subject to Adjusted EBITDA targets (“Adjusted EBITDA RSUs”) are eligible to vest as to one-third annually over a three-year period, with achievement for each annual period measured based on achievement of an annual Adjusted EBITDA target. For example, with respect to Adjusted EBITDA RSUs that were granted in 2016, one-third of such Adjusted EBITDA RSUs were eligible to vest based on 2016 Adjusted EBITDA results (measured against the 2016 Adjusted EBITDA target determined by the Committee), and the remaining two-thirds will be eligible to vest as to one-third based on each of 2017 Adjusted EBITDA and 2018 Adjusted EBITDA results (measured against the 2017 Adjusted EBITDA and 2018 Adjusted EBITDA targets, respectively, as determined by the Committee in the first quarter of each respective year).

In February of 2016, the Committee established the following threshold, target and maximum performance levels for Adjusted EBITDA RSUs eligible to vest during the 2016 annual performance period: threshold, $600 million; target, $633 million, and maximum, $651 million. The Committee determined that based on Adjusted EBITDA results of $616 million for the 2016 performance period, 74% of the target was earned. The table below indicates the number of Paired Shares issued in settlement of Adjusted EBITDA RSUs which were granted in 2015 and 2016 (in each case, relating to the one-third of the grant that was eligible to vest over the 2016 annual performance period) based on achievement of 74% of target.

	Vested Over the 2016 Annual Performance Period
NEO	2015 Adjusted EBITDA RSUs	2016 Adjusted EBITDA RSUs
Gerardo I. Lopez	—	77,700
Jonathan S. Halkyard	2,054	3,948
John R. Dent	1,120	2,439
Howard J. Weissman	263	491
James G. Alderman Jr.	—	—

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•	rTSR: 2016-2018 Performance Cycle. The performance-based restricted stock units subject to rTSR targets (“rTSR RSUs”) are eligible to vest at the end of a three-year performance period based on the relative TSR of the Corporation as compared to the results of a specific comparator group (see list below) during the three-year performance period. Payouts can range from 0% to 150% based on the Corporation’s TSR achievement versus that of the comparator group. If the Corporation’s TSR is negative, the maximum payout is limited to 100%.

Performance Level	Performance Ranking	Paired Shares Earned as a Percentage of Target
< Threshold	< 35th %tile	0%
Threshold	35th %tile	50%
Target	Median	100%
Maximum	75th %tile	150%

With respect to the rTSR RSUs granted in 2016, the specific comparator group consisted of the following companies: Ashford Hospitality Trust, Ashford Hospitality Prime, Chatham Lodging Trust, Cheasapeake Lodging Trust, Choice Hotels International, Diamondrock Hospitality, Diamond Resorts International, FelCor Lodging Trust, Hersha Hospitality Trust, Hilton Worldwide Holding, Hospitality Properties Trust, Host Hotels and Resorts, Hyatt Hotels, Interval Leisure Group, La Quinta Holding, LaSalle Hotel Properties, Marriott International, Marriott Vacations Worldwide, Morgans Hotel Group, Pebblebrooke Hotel Trust, Red Lion Hotels, RJL Lodging Trust, Ryman Hospitality Properties, Sotherly Hotels, Starwood Hotels and Resorts, Strategic Hotels and Resorts, Summit Hotel Properties, Sunstone Hotel Investors, The Marcus Corporation and Wyndham Worldwide.

Other Practices, Policies and Guidelines

Stock Ownership Guidelines

Because we believe holding equity interests in the Corporation will encourage executives and members of our Board from taking excessive business risks, we maintain stock ownership guidelines to encourage our key executives to own stock at least equal in value to a multiple of base salary as follows: Mr. Lopez, five times; Mr. Halkyard, four times; each of Messrs. Dent and Alderman, three times; and Mr. Weissman, one times. Shares that count towards satisfaction of these stock ownership generally include shares owned by the participant and vested restricted stock units. Our NEOs generally have a five-year period to meet the holding requirements.

Anti-Hedging Policy

We prohibit the NEOs and other executives from engaging in transactions designed to insulate them from changes in the Corporation’s stock price. Therefore, the Corporation has an Anti-Hedging Policy that prohibits our NEOs from entering into transactions that include (without limitation) equity swaps or short sales of our securities, margin accounts or pledges of our securities, and hedges or monetization transactions involving our securities that are designed to hedge or offset any decrease in the market value of securities. In addition, the purchase or sale of puts, calls, options, or other derivative securities based on the Corporation’s securities is prohibited under this policy, and borrowing against any account in which our securities are held is prohibited.

Clawback Policy

Awards are subject to clawback or recapture to the extent required by applicable law

Benefit Programs

The Corporation offers its executive officers, including the NEOs, participation in health and welfare benefit programs in the same manner as other employees, including participation in ESA Management’s 401(k) Plan.

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Pursuant to the 401(k) Plan, executive officers are eligible to receive employer matching contributions, which vest over an employee’s initial three-year service period. Each of the NEOs participates in the 401(k) Plan. Mr. Alderman began participating in the 401(k) Plan in December 2016.

Effective June 9, 2016, ESA Management sponsors the ESA Management, LLC Deferred Compensation Plan, in which each of our NEOs may participate. In 2016, none of the NEOs participated and no employer matching contributions were made in 2016.

Perquisites

We provide limited perquisites to our NEOs when determined to be necessary and appropriate, including payment of certain relocation expenses for executives who were not located in Charlotte, North Carolina at the time of their hiring. During 2016, ESA Management reimbursed Messrs. Lopez, Dent and Alderman for reasonable transportation expenses incurred in connection with their commuting to Charlotte, North Carolina. Pursuant to the terms of his letter agreement, Mr. Lopez is entitled to a housing allowance of $3,000 per month and a related gross-up for such amount, which benefit shall be continued for so long as he continues to commute to Charlotte, North Carolina. Pursuant to the terms of his letter agreement, each of Mr. Dent and Mr. Alderman is entitled to a housing allowance of $2,000 per month and a related gross-up for such amount, which benefit shall be continued for so long as he continues to commute to Charlotte, North Carolina.

Termination Arrangements

Each of the NEOs is entitled to severance benefits as a participant under the Severance Plan. In addition, each of the NEOs is entitled to benefits upon a Change in Control pursuant to their equity award agreements as described under “— Potential Payments Upon Termination or Change in Control.”

Actions in 2017

Following a review of the overall executive compensation package of each of our NEOs, the Compensation Committee of the Corporation determined that it was appropriate for each of our NEOs (other than Mr. Lopez) to receive grants of restricted stock units, which were approved by the Compensation Committee of the Corporation on February 21, 2017, pursuant to the Equity Incentive Plan. Pursuant to his 2015 letter agreement, Mr. Lopez will not be eligible for additional grants of restricted stock units until 2019.

Impact of Tax Consideration on Compensation

Section 162(m) of the Code limits the Corporation’s deduction for compensation paid to the NEOs (with the exception of the chief financial officer) named in the Summary Compensation Table to $1 million during the tax year, subject to certain permitted exceptions. The Equity Incentive Plan has been structured so that awards of stock options, stock appreciation rights and certain performance awards may be granted in a manner that satisfies the exception under Section 162(m) of the Code for “qualified performance-based compensation,” and similarly, the Corporation’s Annual Incentive Plan has been structured so that annual performance-based incentive awards made thereunder would also satisfy the exception under Section 162(m). However, although the Compensation Committee of the Corporation will consider the impact of Section 162(m) of the Code in making its compensation decisions, it believes the tax deduction is only one of several relevant considerations in setting compensation. Accordingly, if it is deemed appropriate to provide compensation that does not constitute qualified performance based compensation, the Compensation Committee of the Corporation may do so and, in such event, certain portions of compensation paid to the NEOs may not be deductible for federal income tax purposes by reason of Section 162(m) of the Code.

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Summary Compensation Table

The following table sets forth the total compensation paid to the NEOs by ESA Management for the services performed during the fiscal years ended December 31, 2016, December 31, 2015 and December 31, 2014. As described above, pursuant to the Services Agreement, ESH REIT reimburses ESA Management a pro rata portion of the personnel costs attributable to the NEOs.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Gerardo I. Lopez,	2016	$1,030,000		—		$12,020,400	$762,200	$97,562	(2)	$13,910,163
President and Chief Executive Officer	2015	$356,164		$400,000		$4,449,000	—	$51,482		$5,256,646
	2014	—		—		—	—	—		—

Jonathan S. Halkyard,	2016	$583,495		—		$610,664	$426,786	$16,261	(3)	$1,631,206
Chief Financial Officer	2015	$560,714		—		$2,344,423	$558,668	$83,240		$3,547,045
	2014	$550,000		—		$949,988	$47,973	$197,035		$1,744,996

John R. Dent,	2016	$360,500		—		$377,294	$266,770	$114,371	(4)	$1,118,935
General Counsel and Corporate Secretary	2015	$350,000		—		$238,574	$344,434	$72,660		$1,005,668
	2014	—		—		—	—	—		—

Howard J. Weissman,	2016	$245,011		—		$75,997	$63,458	$7,153	(5)	$391,618
Corporate Controller and Chief Accounting Officer	2015	$229,972		—		$56,057	$86,839	$5,595		$378,463
	2014	$207,355		—		—	$14,063	$5,434		$226,852

James G. Alderman Jr.,	2016	$61,500	(6)	$80,000	(7)	—	—	$7,529	(8)	$149,029
Chief Asset Merchant	2015	—		—		—	—	—		—
	2014	—		—		—	—	—		—

(1)	The amounts included in the “Stock Awards” column represent the grant date fair value of the restricted stock units granted, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 13—Equity-Based Compensation to the audited consolidated and combined financial statements of ESH Hospitality, Inc. included in the combined annual report on Form 10-K for the fiscal year ended December 31, 2016 of the Corporation and ESH REIT.
(2)	This amount includes (i) $36,000 in Mr. Lopez’s cost of living allowance and a related gross-up of $20,914, (ii) $19,899 in cost of travel to and from Charlotte, North Carolina and a related gross-up of $7,567, (iii) $13,000 in matching contributions made to the 401(k) Plan on behalf of Mr. Lopez and (iv) $183 in long-term disability costs paid by Extended Stay America.
(3)	This amount includes (i) $16,078 in matching contributions made to the 401(k) Plan on behalf of Mr. Halkyard and (ii) $183 in long-term disability costs paid by Extended Stay America.
(4)	This amount includes (i) $24,000 in Mr. Dent’s cost of living allowance and a related gross-up of $14,948, (ii) $48,089 in cost of travel to and from Charlotte, North Carolina and a related gross-up of $22,305, (iii) $4,846 in matching contributions made to the 401(k) Plan on behalf of Mr. Dent and (iv) $183 in long-term disability costs paid by Extended Stay America.
(5)	This amount includes (i) $6,970 in matching contributions made to the 401(k) Plan on behalf of Mr. Weissman and (ii) $183 in long-term disability costs paid by Extended Stay America.
(6)	This amount includes pro-rated amount of base salary earned commencing November 7, 2016, Mr. Alderman’s start date.
(7)	This amount represents a sign-on bonus of $80,000 which was paid to Mr. Alderman in March 2017.
(8)	This amount includes (i) $3,722 in Mr. Alderman’s cost of living allowance and a related gross-up of $2,283 and (ii) $1,524 in cost of travel to and from Charlotte, North Carolina.

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Grants of Plan-Based Awards

The following table summarizes the awards granted to each of the NEOs during the fiscal year ended December 31, 2016. The estimated possible payouts of the non-equity incentive plan awards in 2016 and the performance measures used to calculate such awards are discussed above in the section entitled “Cash Bonus Awards.”

	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Paired Shares of Stock or Units (#)		Grant Date Fair Value of Paired Shares of Stock or Units
Name		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Gerardo I. Lopez	—	$0	$1,030,000	$2,060,000
	2/24/2016	—	—	—	—	—	—		270,000	(1)	$3,798,900
	2/24/2016	—	—	—	157,500	315,000	630,000	(2)	—		$4,432,050	(4)
	2/24/2016	—	—	—	157,500	315,000	472,500	(3)	—		$3,789,450	(4)
Jonathan S. Halkyard	—	$0	$583,495	$1,166,990
	2/24/2016	—	—	—	—	—	—		13,717	(1)	$192,998
	2/24/2016	—	—	—	8,002	16,003	32,006	(2)	—		$225,162	(4)
	2/24/2016	—	—	—	8,001	16,002	24,003	(3)	—		$192,504	(4)
John R. Dent	—	$0	$360,500	$721,000
	2/24/2016	—	—	—	—	—	—		8,475	(1)	$119,243
	2/24/2016	—	—	—	4,944	9,887	19,774	(2)	—		$139,110	(4)
	2/24/2016	—	—	—	4,944	9,887	14,831	(3)	—		$118,941	(4)
Howard J. Weissman	—	$0	$85,754	$171,508
	2/24/2016	—	—	—	—	—	—		1,707	(1)	$24,017
	2/24/2016	—	—	—	996	1,992	3,984	(2)	—		$28,027	(4)
	2/24/2016	—	—	—	996	1,991	2,987	(3)	—		$23,952	(4)
James G. Alderman Jr.	—	—	—	—	—	—	—		—		—

(1)	Represents grant of service-based restricted stock units made on February 24, 2016. Under the terms of the award agreement, one-third of the restricted stock units vested on March 12, 2017 and one-third of the restricted stock units are scheduled to vest on each of March 12, 2018, and March 12, 2019.
(2)	Represents grant of performance-based restricted stock units with annual EBITDA performance vesting conditions made on February 24, 2016. Under the terms of the award agreement, the restricted stock units vested on December 31, 2016, with the ability to earn Paired Shares in a range of 0% to 200% of the awarded number of restricted stock units based on linear interpolation of the achievement of an annual EBITDA performance target. For 2016, this award vested as to 74.0%.
(3)	Represents grant of performance-based restricted stock units granted on February 24, 2016 with market vesting conditions made on February 24, 2016. Under the terms of the award agreement, the restricted stock units are scheduled to vest on December 31, 2019, with the ability to earn Paired Shares in a range of 0% to 150% of the awarded number of restricted stock units based on linear interpolation of the total shareholder return of a Paired Share relative to the total shareholder return of other publicly traded lodging companies identified in the award agreement.
(4)	Grant date fair value of restricted stock units with annual performance vesting conditions and market vesting conditions assumes that awards will vest at target. If highest level of performance and market conditions are achieved, grant date fair value would be higher.

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Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of securities underlying the equity awards held by each of the NEOs as of the fiscal year ended December 31, 2016.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Paired Shares, Units or Other Rights that Have Not Yet Vested (#)(1)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Paired Shares, Units or Other Rights that Have Not Yet Vested ($)(1)
Gerardo I. Lopez	336,666	(2)(3)	$5,437,156	617,500	(2)(4)	$9,972,625
Jonathan S. Halkyard	89,958	(5)(6)	$1,452,822	25,607	(5)(7)	$413,545
John R. Dent	12,511	(8)(9)	$202,053	15,320	(8)(10)	$247,418
Howard J. Weissman	2,656	(11)(12)	$42,894	2,789	(11)(13)	$45,042
James G. Alderman Jr.	—		—	—		—

(1)	As of December 31, 2016, the fair market value of a Paired Share was $16.15. The number of Paired Shares included in this column includes (x) restricted stock units subject to annual EBITDA performance vesting conditions and (y) restricted stock units subject to vesting based on total shareholder return, in each case, as described in the Grants of Plan-Based Awards Table.
(2)	Mr. Lopez’s vested restricted stock units will be settled on the 15th day of March (or, in any year when the 15th day of March falls on a non-business day, the business day immediately prior to such date) or the 15th day of September (or, in any year when the 15th day of September falls on a non-business day, the business day immediately prior to such date) immediately following the applicable vesting date.
(3)	Mr. Lopez’s service-based restricted stock units are scheduled to vest as follows: (i) 33,333 on August 31, 2017, (ii) 90,000 on March 12, 2018, (iii) 33,333 on August 31, 2018 and (iv) 90,000 on March 12, 2019. 33,334 of Mr. Lopez’s restricted stock units, which vested on August 31, 2016, were settled on September 15, 2016 and 90,000 of Mr. Lopez’s restricted stock units, which vested on March 12, 2017, were settled on March 15, 2017.
(4)	For Mr. Lopez, the restricted stock units included in this column exclude 77,700 shares that vested at 74.0% based on 2016 performance and which were settled on March 15, 2017.
(5)	Mr. Halkyard’s vested restricted stock units will be settled on the 15th day of March (or, in any year when the 15th day of March falls on a non-business day, the business day immediately prior to such date) immediately following the applicable vesting date.
(6)	Mr. Halkyard’s service-based restricted stock units are scheduled to vest as follows: (i) 9,420 on March 3, 2018, (ii) 8,272 on March 12, 2018 and (iii) 4,572 on March 12, 2019. 67,694 of Mr. Halkyard’s restricted stock units, which vested in January and March, 2017, were settled on March 15, 2017.
(7)	For Mr. Halkyard, the restricted stock units included in this column exclude 6,002 shares that vested at 74.0% based on 2016 performance and which were settled on March 15, 2017.
(8)	Mr. Dent’s vested restricted stock units will be settled on the 15th day of March (or, in any year when the 15th day of March falls on a non-business day, the business day immediately prior to such date) immediately following the applicable vesting date.
(9)	Mr. Dent’s service-based restricted stock units are scheduled to vest as follows: (i) 4,843 on March 12, 2018 and (ii) 2,825 on March 12, 2019. 4,843 of Mr. Dent’s restricted stock units, which vested in March, 2017, were settled on March 15, 2017.
(10)	For Mr. Dent, the restricted stock units included in this column exclude 3,559 shares that vested at 74.0% based on 2016 performance and which were settled on March 15, 2017.
(11)	Mr. Weissman’s vested restricted stock units will be settled on the 15th day of March (or, in any year when the 15th day of March falls on a non-business day, the business day immediately prior to such date) immediately following the applicable vesting date.

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(12)	Mr. Weissman’s service-based restricted stock units are scheduled to vest as follows: (i) 1,043 on March 12, 2018 and (ii) 569 on March 12, 2019. 1,043 of Mr. Weissman’s restricted stock units, which vested in March, 2017, were settled on March 15, 2017.
(13)	For Mr. Weissman, the restricted stock units included in this column exclude 754 shares that vested at 74.0% based on 2016 performance and which were settled on March 15, 2017.

Stock Vested or Settled

The following table summarizes the vested or settled Paired Shares acquired by each of the NEOs during the fiscal year ended December 31, 2016.

Name	Stock Awards
	Number of Paired Shares Acquired on Vesting or Settlement (#)(1)	Value Realized on Vesting or Settlement ($)
Gerardo I. Lopez	111,034	$1,770,158
Jonathan S. Halkyard	171,315	$2,854,108
John R. Dent	7,052	$117,486
Howard J. Weissman	1,574	$26,223
James G. Alderman Jr.	—	—

(1)	Represents Paired Shares received in settlement of vested restricted stock units granted under the Equity Incentive Plan.

Potential Payments Upon Termination or Change in Control

The summary description and tables below describe the arrangements that were in effect for each of our NEOs as of December 31, 2016. As of such date, each of our NEOs was subject to the terms of the Severance Plan.

Severance Plan

The Severance Plan provides that in the event a participant is terminated without Cause or by the participant for Good Reason, the participant shall be entitled to the following payments and benefits (collectively, the “Severance Plan Benefits”), subject to execution and delivery of a release of claims:

•	a cash payment equal to the sum of (A) 1.0 x annual base salary in effect immediately prior to the date of termination, and (B) 1.0 x target annual bonus for the year in which termination occurs, payable in a single lump sum within sixty (60) days following the date of termination (for Mr. Lopez, 1.5 x in both instances and for Mr. Weissman, 0.5 x in regard to (A) and zero payment in regard to (B));

•	continued eligibility to participate in ESA Management’s group health plans pursuant to COBRA, provided, that, for 12 months following the date of termination, the participant shall be responsible for the payment of the portion of the costs associated with such health coverage continuation equal to the amount paid by an active employee for similar coverage and ESA Management shall pay the balance of the cost for such coverage, provided, further, that ESA Management’s obligation to pay such balance shall cease if the participant becomes eligible to receive group health benefits under a program of a subsequent employer or otherwise; and

•	payment for executive outplacement services provided by a firm to be determined by ESA Management in its sole discretion for a period of six months following the date of termination.

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Pursuant to the Severance Plan, each of our NEOs is bound by perpetual confidentiality and non-disparagement restrictions, and non-solicitation and non-competition restrictions that extend for the one-year period following a termination by ESA Management without Cause or by the executive for Good Reason.

Equity Awards

Upon a Change in Control, Mr. Lopez’s, Mr. Halkyard’s, Mr. Dent’s and Mr. Weissman’s restricted stock units which are not vested as of the date of the Change in Control would vest immediately upon such Change in Control.

	Base Salary	Bonus Amount	Benefits Continuation(1)	Equity Acceleration(2)	Total
	Upon Termination by ESA Management without Cause or by the Executive for Good Reason
Gerardo I. Lopez	$1,545,000	$1,545,000	$19,587	—	$3,109,587
Jonathan S. Halkyard	$583,495	$583,495	$19,587	—	$1,186,577
John R. Dent	$360,500	$360,500	$19,587	—	$740,587
Howard J. Weissman	$122,506	—	$18,781	—	$141,287
James G. Alderman Jr.	$410,000	$410,000	$19,587	—	$839,587

	Upon Termination by ESA Management without Cause or by the Executive for Good Reason in connection with a Change in Control(3)
Gerardo I. Lopez	$1,545,000	$1,545,000	$19,587	$15,409,781	$18,519,368
Jonathan S. Halkyard	$583,495	$583,495	$19,587	$1,866,375	$3,052,952
John R. Dent	$360,500	$360,500	$19,587	$449,471	$1,190,058
Howard J. Weissman	$122,506	—	$18,781	$87,937	$229,224
James G. Alderman Jr.	$410,000	$410,000	$19,587	—	$839,587

(1)	Amounts in this column represent the value of the benefits continuation and executive outplacement services provided under the Severance Plan.
(2)	Amounts in this column represent the value of the acceleration of Paired Shares which were unvested and restricted stock units which were outstanding as of December 31, 2016. As of December 31, 2016, the fair market value of a Paired Share was $16.15.
(3)	The equity acceleration reflected in this section of the table occurs upon a Change in Control (assumed to occur on December 31, 2016), whether or not there is a termination of employment.

For purposes of the equity awards, the terms below are generally defined as follows:

•

“Change in Control” is defined in the Amended and Restated Extended Stay America, Inc. Long-Term Incentive Plan and generally the occurrence of any of the following events with respect to the Corporation: (a) any person (other than the Sponsors or any person in connection with a non-control transaction as defined below) acquires securities of the Corporation representing fifty percent or more of the combined voting power of the Corporation’s then outstanding voting securities; (b) a majority of the members of the board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the board of directors serving immediately prior to such appointment or election; (c) any merger, consolidation or reorganization, unless shareholders immediately before such merger, consolidation or reorganization continue to own at least a majority of the combined voting power of such surviving entity following the transaction; (d) a complete liquidation or dissolution; or (e) sale or disposition of all or substantially all of the assets. A “non-control transaction” generally includes any transaction in which (a) shareholders immediately before such transaction continue to own at least a majority of the combined voting power of such resulting entity following the transaction; (b) a majority of the members of the board of directors immediately before such transaction continue to constitute at least a majority of the board of the surviving entity following such transaction; or (c) with certain exceptions, no person other than a

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Sponsor or any person who had beneficial ownership of more than fifty percent of the combined voting power of the Corporation’s then outstanding voting securities immediately prior to such transaction has beneficial ownership of more than fifty percent of the combined voting power of the surviving entity’s outstanding voting securities immediately after such transaction.

For purposes of the Severance Plan and certain of Mr. Halkyard’s restricted stock units, the terms below are generally defined as provided below:

•	“Cause” means with respect to the termination of a participant by ESA Management, such participant’s (i) refusal or neglect to perform substantially his employment-related duties or services, (ii) personal dishonesty, incompetence, willful misconduct or breach of fiduciary duty, (iii) indictment for, conviction of or entering a plea of guilty or nolo contendere to a crime constituting a felony or his willful violation of any applicable law (other than a traffic violation or other offense or violation outside of the course of employment or services to the Company which does not adversely affect the Company or its reputation or the ability of the participant to perform his employment-related duties or services or to represent the Company), (iv) failure to reasonably cooperate, following a request to do so by the Company, in any internal or governmental investigation of the Company or (v) material breach of any written covenant or agreement with the Company not to disclose any information pertaining to the Company or not to compete or interfere with the Company.

•	“Good Reason” means any of the following, without the participant’s written consent: (a) a material diminution in a participant’s base salary; (b) a material diminution in a participant’s authority, duties or responsibilities; (c) a material change in the geographic location at which the participant must perform the services; or (d) any other action or inaction that constitutes a material breach by the service recipient of the agreement under which the participant provides services; provided, however, that a termination by the participant for any of the reasons listed in (a) through (d) above shall not constitute termination for Good Reason unless the participant shall first have delivered to ESA Management written notice setting forth with specificity the occurrence deemed to give rise to a right to terminate for Good Reason (which notice must be given no later than sixty (60) days after the initial occurrence of such event), and ESA Management fails to cure such event within thirty (30) days after receipt of this written notice. The participant’s employment must be terminated for Good Reason within one hundred twenty (120) days after the occurrence of an event of Good Reason. A resignation by the participant for Good Reason effectively constitutes an involuntary separation from service within the meaning of Section 409A of the Code and Treas. Reg. Section 1.409A-1(n)(2). Good Reason shall not include the participant’s death or disability.

The Report of the Compensation Committee

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Douglas G. Geoga, Chairman

Robert G. Harper IV

Ty E. Wallach

Director Compensation

Following the completion of our initial public offering, the Compensation Committee adopted ESH REIT’s director compensation program which provides that each of the independent directors will receive an annual cash retainer of $65,000. Mr. Geoga received an additional $20,000 for serving as Chairman of the Board, Mr. Wallman received an additional $15,000 for serving as Audit Committee Chair, and Ms. Palmer received an

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additional $15,000 for serving as Nominating and Corporate Governance Committee Chair. The director compensation program also provides that each of the independent directors receive an annual equity retainer with a value of $75,000. The table below sets forth the portion of the compensation paid to the members of the Board that is attributable to services performed during the fiscal year ended December 31, 2016.

Name	Fees earned or paid in cash ($)	Stock Awards ($)(1)		All Other Compensation ($)	Total ($)
Douglas G. Geoga,	$85,000	$68,837	(2)	—	$153,837
Chairman of the Board
Richard F. Wallman,	$80,000	$68,837	(3)	—	$148,837
Director
Lisa Palmer,	$71,500	$68,837	(4)	—	$140,337
Director
Adam M. Burinescu,	—	—		—	—
Director(5)
Robert G. Harper IV,	—	—		—	—
Director(5)
Ty E. Wallach,	—	—		—	—
Director(5)
Gerardo I. Lopez	—	—		—	—
Director(6)	—	—		—	—

(1)	The amounts included in the “Stock Awards” column represent the grant date fair value of the restricted stock units granted, computed in accordance with FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 13—Equity-Based Compensation to the audited consolidated and combined financial statements of ESH Hospitality, Inc. included in the combined annual report on Form 10-K for the fiscal year ended December 31, 2016 of the Corporation and ESH REIT.
(2)	On May 17, 2016, Mr. Geoga was granted 4,889 restricted stock units. These restricted stock units are scheduled to vest annually over a three-year period such that one-third of the restricted stock units will vest on each of May 17, 2017, May 17, 2018 and May 17, 2019. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.
(3)	On May 17, 2016, Mr. Wallman was granted 4,889 restricted stock units. These restricted stock units are scheduled to vest annually over a three-year period such that one-third of the restricted stock units will vest on each of May 17, 2017, May 17, 2018 and May 17, 2019. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.
(4)	On May 17, 2016, Mrs. Palmer was granted 4,889 restricted stock units. These restricted stock units are scheduled to vest annually over a three-year period such that one-third of the restricted stock units will vest on each of May 17, 2017, May 17, 2018 and May 17, 2019. Vested restricted stock units will be settled in Paired Shares on September 15th next following the applicable vesting date.
(5)	Mr. Burinescu, Mr. Harper and Mr. Wallach did not receive any compensation for services rendered during 2016 as directors of ESH REIT.
(6)	Mr. Lopez did not receive any compensation for services rendered during 2016 as a director of ESH REIT. Mr. Lopez’s compensation for services rendered as President and Chief Executive Officer of the Company is reported in the Summary Compensation Table.

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Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2016 with respect to the Paired Shares that may be issued under our existing equity compensation plans:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a)(c)
Equity compensation plans approved by security holders	20,996	(1)	—	4,289,253	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	20,996	(1)	—	4,289,253	(2)

(1)	Includes 20,996 Paired Shares underlying time-vesting restricted stock unit awards made under the amended and restated ESH Hospitality, Inc. Long-Term Incentive Plan.
(2)	This number represents the aggregate number of securities available for future issuance under both the amended and restated ESH Hospitality, Inc. Long-Term Incentive Plan and amended and restated Extended Stay America, Inc. Long-Term Incentive Plan.

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STOCK

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Corporation and ESH REIT shares of capital stock as of April 6, 2017 by:

•	each current director and director nominee of ESH REIT;

•	each of the named executive officers of ESH REIT;

•	each shareholder known to us to own beneficially more than 5% of the outstanding shares of the Corporation and ESH REIT shares of capital stock; and

•	all of the executive officers and current directors of ESH REIT as a group.

Percentage of class beneficially owned is based on 194,219,420 Paired Shares, 250,493,583 shares of Class A common stock of ESH REIT and 21,202 shares of Corporation mandatorily redeemable preferred stock (“voting preferred stock”) outstanding as of April 6, 2017.

No individual entity owns, actually or constructively, more than 9.8% of the Paired Shares, as provided in the respective charters of the Corporation and ESH REIT.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Unless indicated below, to our knowledge, the persons and entities that the table names have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Paired Shares issuable upon the settlement of restricted stock units occurring within 60 days of the date of this Proxy Statement are deemed to be outstanding and to be beneficially owned by the person holding the restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the business address for each of our beneficial owners is c/o ESH Hospitality, Inc., 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277:

	CORPORATION				ESH REIT†
	Shares of Common Stock Beneficially Owned		Shares of Voting Preferred Stock Beneficially Owned		Shares of Class B Common Stock Beneficially Owned		Total Shares of ESH REIT Common Stock Beneficially Owned		Paired Shares Beneficially Owned
Name and Address	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent
Investment funds affiliated with Centerbridge Partners, L.P.(1)	18,926,592	9.7%	7,035	33.2%	18,926,592	9.7%	18,926,592	4.3%	18,926,592	9.7%
c/o Centerbridge Partners, L.P. 375 Park Avenue, 12th Fl., New York, New York 10152
Investment funds and accounts affiliated with Paulson & Co. Inc.(2)	20,086,590	10.3%	7,036	33.2%	20,086,590	10.3%	20,086,590	4.5%	20,086,590	10.3%
c/o Paulson & Co. Inc. 1251 Avenue of the Americas, New York, New York 10020
Partnerships affiliated with The Blackstone Group L.P.(3)	19,987,598	10.3%	7,034	33.2%	19,987,598	10.3%	19,987,598	4.5%	19,987,598	10.3%
c/o The Blackstone Group L.P. 345 Park Avenue, New York, New York 10154
CI Global Investments Inc.(4)	11,927,047	6.1%	—	—	11,927,047	6.1%	11,927,047	2.7%	11,927,047	6.1%
FMR LLC(5)	11,853,793	6.1%	—	—	11,853,793	6.1%	11,853,793	2.7%	11,853,793	6.1%
Gerardo I. Lopez	111,889	*	—	—	111,889	*	111,889	*	111,889	*
Jonathan S. Halkyard(6)	208,250	*	—	—	208,250	*	208,250	*	208,250	*
John R. Dent	7,944	*	—	—	7,944	*	7,944	*	7,944	*

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	CORPORATION				ESH REIT†
	Shares of Common Stock Beneficially Owned		Shares of Voting Preferred Stock Beneficially Owned		Shares of Class B Common Stock Beneficially Owned		Total Shares of ESH REIT Common Stock Beneficially Owned		Paired Shares Beneficially Owned
Name and Address	Number	Percent	Number	Percent	Number	Percent	Number	Percent	Number	Percent
James G. Alderman Jr.	—	—	—	—	—	—	—	—	—	—
Howard J. Weissman	21,801	*	—	—	21,801	*	21,801	*	21,801	*
Douglas G. Geoga(7)	468,276	*	7	*	468,276	*	468,276	*	468,276	*
Kapila K. Anand	—	—	—	—	—	—	—	—	—	—
Neil Brown	—	—	—	—	—	—	—	—	—	—
Steven Kent	—	—	—	—	—	—	—	—	—	—
Lisa Palmer	22,558	*	—	—	22,558	*	22,558	*	22,558	*
Richard F. Wallman(8)	215,625	*	20	*	215,625	*	215,625	*	215,625	*
Adam M. Burinescu(9)	—	—	—	—	—	—	—	—	—	—
Robert G. Harper IV(10)	—	—	—	—	—	—	—	—	—	—
Ty E. Wallach(11)	—	—	—	—	—	—	—	—	—	—
All directors and executive officers of ESH REIT, as a group (11 persons)	1,056,343	*	27	*	1,056,343	*	1,056,343	*	1,056,343	*

†	100% of the Class A common stock of ESH REIT or 250,493,583 shares of Class A common stock is held by the Corporation.

*	Less than 1%.

(1)	Reflects 3,564,824 Paired Shares and 1,325 shares of voting preferred stock held directly by Centerbridge Credit Partners, L.P., 4,368,237 Paired Shares and 1,624 shares of voting preferred stock held directly by Centerbridge Credit Partners TE Intermediate I, L.P., 1,530,235 Paired Shares and 569 shares of voting preferred stock held directly by Centerbridge Credit Partners Offshore Intermediate III, L.P., 4,564,230 Paired Shares and 1,696 shares of voting preferred stock held directly by Centerbridge Capital Partners AIV VI-A, L.P., 4,562,529 Paired Shares and 1,696 shares of voting preferred stock held directly by Centerbridge Capital Partners AIV VI-B, L.P., 305,618 Paired Shares and 114 shares of voting preferred stock held directly by Centerbridge Capital Partners Strategic AIV I, L.P. and 30,919 Paired Shares and 11 shares of voting preferred stock held directly by Centerbridge Capital Partners SBS, L.P.

Centerbridge Credit Partners General Partner, L.P. is the general partner of Centerbridge Credit Partners, L.P. and Centerbridge Credit Partners TE Intermediate I, L.P. Centerbridge Credit Partners Offshore General Partner, L.P. is the general partner of Centerbridge Credit Partners Offshore Intermediate III, L.P. Centerbridge Credit Cayman GP Ltd. is the general partner of Centerbridge Credit Partners General Partner, L.P. and Centerbridge Credit Partners Offshore General Partner, L.P. Centerbridge Associates, L.P. is the general partner of Centerbridge Capital Partners AIV VI-A, L.P., Centerbridge Capital Partners AIV VI-B, L.P. and Centerbridge Capital Partners Strategic AIV I, L.P. Centerbridge Cayman GP Ltd. is the general partner of Centerbridge Associates, L.P. CCP SBS GP, LLC is the general partner of Centerbridge Capital Partners SBS, L.P. Jeffrey H. Aronson and Mark T. Gallogly, the managing members of CCP SBS GP, LLC and the directors of Centerbridge Credit Cayman GP Ltd. and Centerbridge Cayman GP Ltd., share the power to vote and invest the Paired Shares and shares of voting preferred stock held by Centerbridge Credit Partners, L.P., Centerbridge Credit Partners TE Intermediate I, L.P., Centerbridge Credit Partners Offshore Intermediate III, L.P., Centerbridge Capital Partners AIV VI-A, L.P., Centerbridge Capital Partners AIV VI-B, L.P., Centerbridge Capital Partners Strategic AIV I, L.P. and Centerbridge Capital Partners SBS, L.P. Each of Messrs. Aronson and Gallogly disclaims beneficial ownership of such securities.

(2)	Paulson & Co. Inc. (“Paulson”), an investment advisor that is registered under the Investment Advisors Act of 1940, and its affiliates furnish investment advice to and manage onshore and offshore investments funds and separate managed accounts (such investment funds and accounts, the “Funds”). In its role as investment advisor or manager of the Funds, Paulson possesses voting and/or investment power over the Paired Shares and shares of voting preferred stock owned by the Funds. All Paired Shares and shares of voting preferred stock are owned by the Funds. Paulson disclaims beneficial ownership of such securities.

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(3)	Reflects Paired Shares and shares of voting preferred stock held by the partnerships affiliated with The Blackstone Group L.P. (the “Partnerships”) as follows: 3,652,242 Paired Shares and 1,290 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.A-ESH L.P., 3,700,632 Paired Shares and 1,307 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.B-ESH L.P., 1,234,232 Paired Shares and 436 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.C-ESH L.P., 24,888 Paired Shares and 9 shares of voting preferred stock directly held by Blackstone Real Estate Partners (AIV) VI-ESH L.P., 2,348,943 Paired Shares and 829 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.TE.1-ESH L.P., 5,049,488 Paired Shares and 1,783 shares of voting preferred stock directly held by Blackstone Real Estate Partners VI.TE.2-ESH L.P., 3,849,533 Paired Shares directly held by Blackstone Real Estate Partners VI.F-ESH L.P., 1,359 shares of voting preferred stock held directly by Blackstone Real Estate Partners VI.G-ESH L.P. and 60,758 Paired Shares and 21 shares of voting preferred stock directly held by Blackstone Real Estate Holdings VI L.P.

The general partner of each of Blackstone Real Estate Partners VI.A-ESH L.P., Blackstone Real Estate Partners VI.B-ESH L.P., Blackstone Real Estate Partners VI.C-ESH L.P., Blackstone Real Estate Partners (AIV) VI-ESH L.P., Blackstone Real Estate Partners VI.TE.1-ESH L.P., Blackstone Real Estate Partners VI.TE.2-ESH L.P., Blackstone Real Estate Partners VI.F-ESH L.P. and Blackstone Real Estate Partners VI.G-ESH L.P. is Blackstone Real Estate Associates VI-ESH L.P. The general partner of Blackstone Real Estate Holdings VI L.P. is BREP VI Side-by-Side GP L.L.C. The general partner of Blackstone Real Estate Associates VI-ESH L.P. is BREA VI-ESH L.L.C. The managing member of BREA VI-ESH L.L.C. and sole member of BREP VI Side-by-Side GP L.L.C. is Blackstone Holdings III L.P. The general partner of Blackstone Holdings III L.P. is Blackstone Holdings III GP L.P. The general partner of Blackstone Holdings III GP L.P. is Blackstone Holdings III GP Management L.L.C. The sole member of Blackstone Holdings III GP Management L.L.C. is The Blackstone Group L.P. The general partner of The Blackstone Group L.P. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly-owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman. Amounts beneficially owned also reflect 50,406 Paired Shares directly held by Mr. Schwarzman and 16,476 Paired Shares directly held by a foundation over which Mr. Schwarzman may be deemed to have investment and voting power. Each of such Blackstone entities (other than the Partnerships to the extent of their direct holdings) and Mr. Schwarzman may be deemed to beneficially own the Paired Shares and shares of voting preferred stock beneficially owned by the Partnerships directly or indirectly controlled by it or him, but each disclaims beneficial ownership of such securities.

(4)	CI Global Investments Inc. filed a Schedule 13G/A with the Securities and Exchange Commission on February 10, 2017 to report beneficial ownership of 11,927,047 Paired Shares held by Cambridge Global Asset Management as of December 31, 2016. CI Global Investments Inc. reports that Cambridge Global Asset Management has the sole power to vote and dispose of all such Paired Shares. The address for CI Global Investments Inc. is 2 Queen Street East, Twentieth Floor Toronto, Ontario, M5C 3G7.

(5)	FMR LLC filed a Schedule 13G with the Securities and Exchange Commission on February 14, 2017 to report beneficial ownership of 11,853,793 Paired Shares held by FMR LLC as of December 31, 2016. FMR LLC reports that it has the sole power to vote with respect to 1,895,817 Paired Shares and the sole power to dispose of all such Paired Shares. The address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(6)	Mr. Halkyard owns 10,000 Paired Shares through the Halkyard Family Trust. Mr. Halkyard serves as the trustee of the Halkyard Family Trust.

(7)	Mr. Geoga owns 353,276 Paired Shares and 7 shares of voting preferred stock through the Douglas Geoga Family Dynasty Trust. Michelle J. Geoga and Michael E. Dowdle, as the co-trustees of the Douglas Geoga Family Dynasty Trust, share the power to vote and invest the Paired Shares and shares of voting preferred stock, but each disclaims beneficial ownership of such securities. Mr. Geoga may be deemed to beneficially own the securities but disclaims beneficial ownership of such securities.

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(8)	Mr. Wallman owns 80,005 Paired Shares through the Richard F. Wallman IRA, 13,800 Paired Shares through the Amy Wallman IRA, 9,800 Paired Shares through the Richard F. Wallman SEP and 18,200 Paired Shares through the Amy Wallman SEP.

(9)	Mr. Burinescu owns no Paired Shares or shares of voting preferred stock directly. Mr. Burinescu is an employee of Centerbridge, but disclaims beneficial ownership of the Paired Shares and shares of voting preferred stock beneficially owned by the investment funds affiliated with Centerbridge. See Note (1) above. The address for Mr. Burinescu is c/o Centerbridge Partners, L.P., 375 Park Avenue, New York, New York 10152.

(10)	Mr. Harper owns no Paired Shares or shares of voting preferred stock directly. Mr. Harper is an employee of Blackstone, but disclaims beneficial ownership of the Paired Shares and shares of voting preferred stock beneficially owned by the partnerships affiliated with Blackstone. See Note (3) above. The address for Mr. Harper is c/o The Blackstone Group L.P., 345 Park Avenue, New York, New York 10154.

(11)	Mr. Wallach owns no Paired Shares or shares of voting preferred stock directly. Mr. Wallach is an employee of Paulson, but disclaims beneficial ownership of the Paired Shares and shares of voting preferred stock beneficially owned by the investment funds affiliated with Paulson. See Note (2) above. The address for Mr. Wallach is c/o Paulson & Co. Inc., 1251 Avenue of the Americas, New York, New York 10020.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and each person who owns more than 10% of our outstanding common stock, to file reports of their stock ownership and changes in their ownership of our common stock with the SEC and the NYSE. These same people must also furnish us with copies of these reports and representations made to us that no other reports were required. We have performed a general review of such reports and amendments thereto filed in 2016. Based solely on our review of the copies of such reports furnished to us and inquiries we have made, as appropriate, to our knowledge all of our Section 16 officers and directors, and other persons who owned more than 10% of our outstanding common stock, fully complied with the reporting requirements of Section 16(a) during 2016, except for two filings for each of Centerbridge Credit Cayman GP Ltd., CCP SBS GP, LLC and Centerbridge Cayman GP Ltd. made on Form 4, on a delayed basis, to report a change in the ultimate control of certain Centerbridge entities due to an internal restructuring that was reflected in prior Section 16 filings.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

Our Board has adopted a Related Party Transaction Policy, which is designed to monitor and ensure the proper review, approval, ratification and disclosure of related party transactions involving us. This policy applies to any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related party had, has or will have a direct or indirect material interest. The Audit Committee of the Board must review proposed related party transactions and may approve and ratify a related party transaction if such transaction is consistent with the Related Party Transaction Policy and is on terms, taken as a whole, which the Audit Committee believes are no less favorable to ESH REIT than could be obtained in an arm’s-length transaction with an unrelated third party, unless the Audit Committee otherwise determines that the transaction is not in the best interests of ESH REIT. Any related party transaction or modification of such transaction which the Board has approved or ratified by the affirmative vote of a majority of directors, who do not have a direct or indirect material interest in such transaction, does not need to be approved or ratified by the Audit Committee. In addition, related party transactions involving compensation will be approved by the Compensation Committee in lieu of the Audit Committee.

Related Party Transactions

This section describes related party transactions between us and our directors, executive officers and 5% shareholders and their immediate family members that have occurred during the fiscal year ended December 31, 2016.

Overhead Expenses

ESA Management, a subsidiary of the Corporation, incurs costs under a services agreement with the Corporation and ESH REIT for certain overhead services performed on the entities’ behalf. The services relate to executive management, accounting, financial analysis, training and technology. For the year ended December 31, 2016, ESH REIT incurred approximately $8.8 million related to this agreement.

Working Capital

As of December 31, 2016, ESH REIT had an outstanding net payable related to ordinary working capital of approximately $12.6 million due to the Corporation and its subsidiaries. As of December 31, 2016, this amount included certain disbursements ESA Management made on behalf of ESH REIT in the ordinary course of business and the overhead expenses described above under “—Overhead Expenses.” Outstanding balances are typically repaid within 60 days.

Operating Leases

ESH REIT’s revenues are derived from four leases. The counterparty to each lease agreement is a subsidiary of the Corporation. Fixed rental revenues are recognized on a straight-line basis. For the year ended December 31, 2016, ESH REIT recognized fixed rental revenues of approximately $465.2 million. ESH REIT recognized approximately $229.1 million of percentage rental revenues for the year ended December 31, 2016.

Future fixed rental payments to be received under noncancelable leases as of December 31, 2016, are as follows (in thousands):

Years Ending December 31,
2017	$480,423
2018	412,409

Total	$892,832

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In ESH REIT’s consolidated financial statements, unearned rental revenues represent fixed minimum rents, which are due one-month in advance, rents receivable represents percentage rents, which are due one-month in arrears, and deferred rents receivable represents rental revenues recognized in excess of cash rents received. As of December 31, 2016, ESH REIT recorded unearned rental revenues related to January 2017 fixed minimum rent of approximately $39.9 million, rents receivable related to December 2016 percentage rent of approximately $2.7 million and deferred rents receivable of $40.3 million.

Distributions

The Corporation owns all of the Class A common stock of ESH REIT, which represents approximately 56% of the outstanding shares of common stock of ESH REIT. Therefore, approximately 56% of ESH REIT’s distributions are paid to the Corporation. Distributions of approximately $155.3 million (of which $47.6 million had been declared as of December 31, 2015) were paid from ESH REIT to the Corporation in respect of the Class A common stock of ESH REIT during the year ended December 31, 2016.

Issuance of Common Stock

During the year ended December 31, 2016, ESH REIT issued and was compensated approximately $1.3 million for approximately 224,000 shares of Class B common stock, each of which was attached to a share of Corporation common stock to form a Paired Share, used to settle vested restricted stock units.

As of December 31, 2016, approximately 164,000 restricted stock units issued by the Corporation have vested but have not been settled, for which ESH REIT has recognized a receivable of approximately $1.0 million.

Unsecured Intercompany Facility

On August 30, 2016, ESH REIT and the Corporation entered into an unsecured intercompany credit facility (the “Unsecured Intercompany Facility”), under which ESH REIT borrowed $75.0 million from the Corporation upon the facility’s closing. The principal amount of the Unsecured Intercompany Facility may be increased to an unlimited amount, subject to certain conditions. Loans under the facility bear interest at a rate of 5.00% per annum. There is no scheduled amortization under the facility and the facility matures on August 30, 2023. During the year ended December 31, 2016, ESH REIT made $25.0 million in principal payments and incurred $1.3 million of interest expense related to the Unsecured Intercompany Facility. As of March 31, 2017, $50.0 million was outstanding under the Unsecured Intercompany Facility.

The Unsecured Intercompany Facility contains a number of restrictive and affirmative covenants and certain customary events of default. If an event of default occurs, the Corporation is entitled to take various actions, including the acceleration of amounts due under the facility and all other actions that a creditor is permitted to take following a default. As of December 31, 2016, ESH REIT was in compliance with all covenants under the Unsecured Intercompany Facility. For more information about the Unsecured Intercompany Facility, see Note 6 to the consolidated financial statements of ESH Hospitality, Inc. included in Item 8 in ESH REIT’s combined annual report on Form 10-K.

Stockholders Agreement

In connection with the initial public offering, the Corporation and ESH REIT entered into a stockholders agreement with the Sponsors. The following description of the terms of the stockholders agreement is qualified in its entirety by reference to the stockholders agreement filed as Exhibit 4.1 to our current report on Form 8-K filed on November 18, 2013.

Representation. Each Sponsor has the right to nominate one director to the Boards for so long as such Sponsor owns at least 5% of the outstanding Paired Shares. The Sponsors have the right to designate the

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members of the Audit Committees, Compensation Committees and Nominating and Corporate Governance Committees (or committees similar to any of the foregoing). The Sponsors also entered into a voting agreement obligating each Sponsor to vote for the other Sponsors’ nominees to the Boards. The Sponsors have the right to jointly nominate a sufficient number of additional directors to establish majority control of the Boards. The Sponsors’ right to jointly nominate such directors falls away if the Sponsors’ ownership falls below 50% of the outstanding Paired Shares, not counting any of the Paired Shares of any Sponsor that holds less than 5% of the outstanding Paired Shares.

Governance Rights. For so long as the Sponsors hold at least 40% of the outstanding Paired Shares, the following matters may not be carried out by the Corporation or ESH REIT without the prior written consent of a majority of the Paired Shares held by the Sponsors at the time of such consent:

•	increasing or decreasing the size of the Boards;

•	establishing committees of the Boards;

•	any amendment of the charters to remove the provision providing that the Corporation and ESH REIT have no expectation or entitlement with regard to corporate opportunities that come to designated directors of the Sponsors;

•	any determination to unpair the Paired Shares; or

•	any decision not to seek to continue to qualify ESH REIT as a REIT.

Each Sponsor individually loses its consent rights if its ownership falls below 5% of the outstanding Paired Shares, but consent rights remain for the other Sponsors so long as the Sponsors’ collective ownership is at least 40% of the outstanding Paired Shares, not counting any of the Paired Shares of any Sponsor that holds less than 5% of the outstanding Paired Shares.

Information Rights. The Sponsors have the right to review the books and records of the Corporation and ESH REIT and their subsidiaries and to discuss the affairs, finances and condition of the Corporation and ESH REIT and their subsidiaries with their respective officers. Any information provided to a Sponsor’s board designee may be shared with members of that Sponsor’s organization.

Corporate Opportunities. The Sponsors and any Sponsor board designee who is not employed by the Corporation or ESH REIT has the right to engage in and possess any interest in other business opportunities of any nature or description, independently or with others, similar or dissimilar to, or that competes with, the investments or business of the Corporation or ESH REIT and is not obligated to present any particular investment or business opportunity to the Corporation or ESH REIT.

Registration Rights Agreement

In connection with the initial public offering, the Corporation and ESH REIT entered into a registration rights agreement with the Sponsors. Subject to certain limitations and conditions, this agreement provides the Sponsors a specified number, and in the case of short-form registrations, an unlimited number, of “demand” registrations and customary “piggyback” registration rights. The registration rights agreement also provides that the Corporation and ESH REIT will pay all expenses relating to such registrations and indemnify the Sponsor against certain liabilities which may arise under the Securities Act of 1933, as amended (the “Securities Act”).

Paired Share Repurchases

During the year ended December 31, 2016, ESH REIT repurchased and retired approximately 3.85 million shares of ESH REIT Class B common stock from certain entities affiliated with the Sponsors for approximately $21.6 million. These shares of ESH REIT Class B common stock were purchased in connection with secondary offerings consummated in the fourth quarter of 2016 and pursuant to, and counted toward, the combined Paired Share repurchase program of the Corporation and ESH REIT.

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Other

In March 2016, ESH REIT issued an additional $800.0 million of its 5.25% senior notes due 2025 (the “2025 Notes”). In connection with the offering, an affiliate of one of the Sponsors acted as an initial purchaser and purchased $24.0 million of the 2025 Notes and earned approximately $0.4 million in fees related to the transaction during the year ended December 31, 2016.

From time to time, we have done, and in the future may do, business with a number of other companies affiliated with Centerbridge, Paulson and/or Blackstone. We believe that all such arrangements have been entered into in the ordinary course of business and have been conducted on an arm’s-length basis.

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OTHER MATTERS

Incorporation by Reference

The Audit Committee Report and Compensation Committee Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference into such filing. In addition, the website addresses contained in this Proxy Statement are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

Access to Reports and Other Information

We file or furnish our combined annual reports on Form 10-K, combined quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents electronically with the SEC under the Exchange Act. You may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain such reports from the SEC’s website at www.sec.gov.

Our website is www.esa.com. Our combined annual reports on Form 10-K, combined quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available on our website as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The ESH REIT Corporate Governance Guidelines, ESH REIT Code of Business Conduct and Ethics and Board committee charters are also available on our website at www.esa.com under the headings “Investor Relations—Corporate Governance—ESH Hospitality—Governance Documents.” We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our General Counsel and Corporate Secretary at 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277.

List of ESH REIT Shareholders

A list of our shareholders as of April 6, 2017, the record date for the Annual Meeting, will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the 2017 Annual Meeting. The list of shareholders will also be available for such examination at the Annual Meeting.

Other Matters That May Come Before the Annual Meeting

We do not know of any other matters that will be considered at the Annual Meeting. However, if any other proper business should come before the meeting, the persons named in the proxy card will have discretionary authority to vote according to their best judgment to the extent permitted by applicable law.

* * * * *

By Order of the Board of Directors,

John R. Dent

General Counsel and Corporate Secretary

Charlotte, North Carolina

April 14, 2017

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EXTENDED STAY AMERICA, INC. 11525 N. COMMUNITY HOUSE RD., SUITE 100 CHARLOTTE, NC 28277

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M91285-P66224 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EXTENDED STAY AMERICA, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote “FOR ALL” on proposal 1.
1.	To elect as Directors of Extended Stay America, Inc. the nominees listed below:		☐	☐	☐
Nominees:
	01) Gerardo I. Lopez	05) Richard F. Wallman
	02) Douglas G. Geoga	06) Michael A. Barr
	03) Kapila K. Anand	07) William J. Stein
04) Thomas F. O’Toole
The Board of Directors recommends you vote “FOR” proposals 2 and 3.							For	Against	Abstain
2.	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017						☐	☐	☐
3.	The approval, on an advisory basis, of the Corporation’s executive compensation						☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date			Signature (Joint Owners)	Date

1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and 2016 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2016, are available free of charge on the Investor Relations section of our website (www.esa.com) or at www.proxyvote.com.

2

M91286-P66224

EXTENDED STAY AMERICA, INC.

This proxy is being solicited by the Board of Directors

for the Annual Meeting of Shareholders on May 17, 2017 8:30 AM

The shareholder(s) of Extended Stay America, Inc. (the “Corporation”) referenced on the reverse side hereof hereby appoints Gerardo I. Lopez and John R. Dent, jointly and severally with full power of substitution, as proxies to represent and vote all of the shares of the Corporation’s voting stock the shareholder(s) referenced on the reverse side hereof is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on the 17th day of May, 2017, and at any and all adjournments thereof, on all matters coming before said meeting.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted on as “FOR ALL” on the election of the director nominees; “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017; and “FOR” the approval, on an advisory basis, of the Corporation’s executive compensation. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

Continued and to be signed on reverse side

3

ESH HOSPITALITY, INC. 11525 N. COMMUNITY HOUSE RD., SUITE 100 CHARLOTTE, NC 28277

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E23754-P91460 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ESH HOSPITALITY, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote “FOR ALL” on proposal 1.
1.	To elect as Directors of ESH Hospitality, Inc. the nominees listed below:		☐	☐	☐
Nominees:
	01) Gerardo I. Lopez	05) Steven Kent
	02) Douglas G. Geoga	06) Lisa Palmer
	03) Kapila K. Anand	07) Adam M. Burinescu
04) Neil Brown
The Board of Directors recommends you vote “FOR” proposals 2 and 3.							For	Against	Abstain
2.	The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017						☐	☐	☐
3.	The approval, on an advisory basis, of ESH REIT’s executive compensation						☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and 2016 Annual Report, which includes our combined annual report on Form 10-K for the year ended December 31, 2016, are available free of charge on the Investor Relations section of our website (www.esa.com) or at www.proxyvote.com.

2

E23755-P81460

ESH HOSPITALITY, INC.

This proxy is being solicited by the Board of Directors

for the Annual Meeting of Shareholders on May 17, 2017 9:00 AM

The shareholder(s) of ESH Hospitality, Inc. (“ESH REIT”) referenced on the reverse side hereof hereby appoints Gerardo I. Lopez and John R. Dent, jointly and severally with full power of substitution, as proxies to represent and vote all of the shares of ESH REIT’s voting stock the shareholder(s) referenced on the reverse side hereof is entitled to vote at the Annual Meeting of Shareholders of ESH REIT to be held on the 17th day of May, 2017, and at any and all adjournments thereof, on all matters coming before said meeting.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted on as “FOR ALL” on the election of the director nominees; “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2017; and “FOR” the approval, on an advisory basis, of ESH REIT’s executive compensation. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

Continued and to be signed on reverse side

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